EXHIBIT 10.2








================================================================================
                          MASTER TRANSACTION AGREEMENT


                                  by and among

                              Calpine Corporation,
                             a Delaware corporation
                                  as "Calpine"

                    Calpine Merchant Services Company, Inc.,
                             a Delaware corporation
                                    as "CMSC"

                                       and

                         Calpine Energy Services, L.P.,
                         a Delaware limited partnership
                                    as "CES"

                                       and

                        The Bear Stearns Companies Inc.,
                             a Delaware corporation
                                as "Bear Stearns"

                                       and

                               CalBear Energy LP,
                         a Delaware limited partnership
                                  as "CalBear"

                            Dated: September 7, 2005
================================================================================

                                TABLE OF CONTENTS


ARTICLE I. DEFINITIONS......................................................................................2
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   1.1      Defined Terms...................................................................................2
   1.2      Construction...................................................................................15

ARTICLE II. FORMATION TRANSACTIONS; EFFECTIVE DATE.........................................................16
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   2.1      Pre-Formation Transactions.....................................................................16
   2.2      Formation Transactions.........................................................................16
   2.3      Effective Date.................................................................................17

ARTICLE III. RELATIONSHIP OF THE PARTIES...................................................................17
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   3.1      CalBear Business...............................................................................17
   3.2      Exclusivity....................................................................................17
   3.3      Certain Restrictions on Sales by Calpine of Equity Securities and Assets of CMSC...............18
   3.4      Certain Restrictions on Sales by Bear Stearns of Equity Securities and Assets of CalBear.......21
   3.5      No Joint Venture or Partnership Created........................................................24
   3.6      Conflicts of Interest; Non-Discrimination......................................................25
   3.7      Non-Solicitation of Bear Stearns Employees.....................................................25
   3.8      Non-Solicitation of Calpine Employees..........................................................26
   3.9      Confidential Information.......................................................................27
   3.10     Netting........................................................................................29
   3.11     Acknowledgements...............................................................................29
   3.12     CMSC Board Representation......................................................................30
   3.13     Performance of Financial Obligations of CalBear................................................30
   3.14     [*]............................................................................................30
   3.15     Fiscal Year of CalBear.........................................................................30
   3.16     Interest on Overdue Amounts....................................................................31

ARTICLE IV. CALPINE GUARANTEE..............................................................................31
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   4.1      Calpine Guarantee..............................................................................31
   4.2      Calpine May Consolidate, etc., on Certain Terms................................................32
   4.3      Release........................................................................................32

ARTICLE V. BEAR STEARNS GUARANTEE..........................................................................33
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   5.1      Bear Stearns Guarantee.........................................................................33
   5.2      Bear Stearns May Consolidate, etc., on Certain Terms...........................................34
   5.3      Release........................................................................................34

ARTICLE VI. REGULATORY MATTERS.............................................................................35
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   6.1      Regulatory Matters With Respect to Calpine.....................................................35
   6.2      Regulatory Matters With Respect to Bear Stearns................................................35
   6.3      Regulatory Matters With Respect to CalBear and CMSC............................................35

ARTICLE VII. NOTICES, RECORDS, MEETINGS, AUDITS AND AVAILABILITY...........................................36
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   7.1      Notices........................................................................................36




   7.2      Books and Records..............................................................................38
   7.3      Meetings.......................................................................................38
   7.4      Audits.........................................................................................39
   7.5      Availability of Parties........................................................................40

ARTICLE VIII. REPRESENTATIONS AND WARRANTIES OF THE PARTIES................................................40
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   8.1      Organization...................................................................................40
   8.2      Authorization..................................................................................40
   8.3      No Similar Business............................................................................40
   8.4      Accuracy of Information Furnished..............................................................41

ARTICLE IX. REPRESENTATIONS AND WARRANTIES OF CALPINE......................................................41
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   9.1      Calpine and Calpine Transaction Parties........................................................41
   9.2      No Conflict or Violation.......................................................................41
   9.3      Sufficiency of Assets..........................................................................41
   9.4      Permits........................................................................................42
   9.5      Litigation.....................................................................................42
   9.6      Compliance with Law............................................................................42
   9.7      Insurance......................................................................................42
   9.8      Adequate Capital...............................................................................43
   9.9      SEC Filings; Financial Statements..............................................................43
   9.10     Regulation.....................................................................................43
   9.11     Due Consideration..............................................................................44
   9.12     Operations of CMSC.............................................................................44
   9.13     Material Contracts of CMSC.....................................................................44

ARTICLE X. REPRESENTATIONS AND WARRANTIES OF BEAR STEARNS..................................................44
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   10.1     Bear Stearns and CalBear.......................................................................44
   10.2     No Conflict or Violation.......................................................................44
   10.3     Sufficiency of Assets..........................................................................45
   10.4     Permits........................................................................................45
   10.5     Litigation.....................................................................................45
   10.6     Compliance with Law............................................................................45
   10.7     Insurance......................................................................................45
   10.8     Adequate Capital...............................................................................46
   10.9     SEC Filings; Financial Statements..............................................................46
   10.10    Regulation.....................................................................................46
   10.11    Operations of CalBear..........................................................................47

ARTICLE XI. PRE-EFFECTIVE DATE COVENANTS OF THE PARTIES....................................................47
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   11.1     Notification of Certain Matters................................................................47
   11.2     Consents and Commercially Reasonable Efforts...................................................47
   11.3     Other Transaction Documents....................................................................48

ARTICLE XII. CONDITIONS TO CALPINE'S OBLIGATIONS...........................................................48
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   12.1     Representations, Warranties and Covenants......................................................48
   12.2     No Proceedings or Litigation...................................................................48
   12.3     Bankruptcy.....................................................................................49
   12.4     Effective Date Deliveries......................................................................49


                                       ii

   12.5     Transaction Documents..........................................................................49
   12.6     Pre-Formation Transactions.....................................................................49
   12.7     Corporate Proceedings..........................................................................49
   12.8     Regulatory Approvals...........................................................................49
   12.9     Opinion of Counsel to Bear Stearns.............................................................49

ARTICLE XIII. CONDITIONS TO BEAR STEARNS' OBLIGATIONS......................................................50
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   13.1     Representations, Warranties and Covenants......................................................50
   13.2     No Proceedings or Litigation...................................................................50
   13.3     Bankruptcy.....................................................................................50
   13.4     Effective Date Deliveries......................................................................50
   13.5     Transaction Documents..........................................................................51
   13.6     Pre-Formation Transactions.....................................................................51
   13.7     Corporate Proceedings..........................................................................51
   13.8     Regulatory Approvals...........................................................................51
   13.9     Opinion of Counsel to Calpine..................................................................51

ARTICLE XIV. CERTAIN ACTIONS AFTER THE EFFECTIVE DATE......................................................51
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   14.1     Survival of Representations, etc...............................................................51
   14.2     No Conflict or Violation.......................................................................52
   14.3     Sufficiency of Assets..........................................................................52
   14.4     Permits........................................................................................52
   14.5     Insurance......................................................................................52
   14.6     Adequate Capital...............................................................................53
   14.7     Further Assurances.............................................................................53
   14.8     Litigation Support.............................................................................53
   14.9     Organizational Documents of CMSC and CalBear...................................................53

ARTICLE XV. INDEMNIFICATION................................................................................53
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   15.1     General Indemnification........................................................................53
   15.2     Right of Offset................................................................................60
   15.3     Payment........................................................................................60
   15.4     Right to Indemnification Not Affected by Knowledge or Presumption..............................60

ARTICLE XVI. TERM; EVENTS OF DEFAULT AND TERMINATION.......................................................60
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   16.1     Term...........................................................................................60
   16.2     Renewal........................................................................................60
   16.3     Certain Matters with Respect to Renewal........................................................62
   16.4     Calpine Events of Default......................................................................62
   16.5     Bear Stearns Events of Default.................................................................63
   16.6     Termination; Liquidation Date; Transfer of Final Third Party Master Agreements.................63

ARTICLE XVII. LIMITATION OF LIABILITY......................................................................69
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   17.1     Limitation of Remedies.........................................................................69
   17.2     Limitation of Monetary Damages.................................................................70
   17.3     Limitation of Non-Monetary Damages.............................................................70
   17.4     Limitation of Consequential Damages, Etc.......................................................70


                                      iii

   17.5     Liability for Acts or Omissions of Other Persons...............................................71
   17.6     Survival of Limitations........................................................................71

ARTICLE XVIII. MISCELLANEOUS...............................................................................71
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   18.1     Assignment.....................................................................................71
   18.2     Notices........................................................................................71
   18.3     Choice of Law; Service of Process; Venue; Jury Trial Waiver....................................76
   18.4     Dispute Resolution; Arbitration................................................................77
   18.5     Continued Performance..........................................................................79
   18.6     Regulatory Event...............................................................................79
   18.7     Forward Contracts..............................................................................79
   18.8     Effectiveness; Entire Agreement; Amendments and Waivers........................................79
   18.9     Multiple Counterparts..........................................................................80
   18.10    Invalidity.....................................................................................80
   18.11    Titles; Currency; Schedules....................................................................80
   18.12    Payments.......................................................................................80
   18.13    Publicity......................................................................................80
   18.14    Fees and Expenses..............................................................................81
   18.15    Specific Performance; Remedies Cumulative......................................................81
   18.16    Representation of Counsel; Mutual Negotiation..................................................81
   18.17    Knowledge......................................................................................81
   18.18    No Third Party Beneficiaries...................................................................81
   18.19    Time of Essence................................................................................82
   18.20    Force Majeure..................................................................................82

EXHIBITS

Exhibit A..................................Form of Agency and Services Agreement
Exhibit B.......................................Form of Trading Master Agreement
Exhibit C.......................................Organizational Documents of CMSC
Exhibit D....................................Organizational Documents of CalBear
Exhibit E.............................Form of Signature Page of CMSC and CalBear
Exhibit F.................................................Form of Renewal Notice

SCHEDULES

Schedule 1.1(a)......................................Calpine Existing Indentures
Schedule 1.1(b)...................................Calpine Restricted Transferees
Schedule 1.1(c)..............................Bear Stearns Restricted Transferees
Schedule 1.1(d).........................................Significant Subsidiaries
Schedule 3.7(a)........................................Employees of Bear Stearns
Schedule 3.8(a).............................................Employees of Calpine
Schedule 9.1.............................Calpine and Calpine Transaction Parties
Schedule 9.2..........................Calpine Conflicts, Violations and Consents
Schedule 10.1...........................................Bear Stearns and CalBear
Schedule 10.2....................Bear Stearns Conflicts, Violations and Consents
Schedule 12.9................................Opinions of Counsel to Bear Stearns
Schedule 13.9.....................................Opinions of Counsel to Calpine
Schedule 18.17.........................................................Knowledge

                          MASTER TRANSACTION AGREEMENT


          THIS MASTER TRANSACTION AGREEMENT (this "Agreement"), dated as of September 7, 2005, is made by and among Calpine Corporation, a Delaware corporation ("Calpine"), Calpine Energy Services, L.P., a Delaware limited partnership ("CES") and The Bear Stearns Companies Inc., a Delaware corporation ("Bear Stearns") and, on and after the Effective Date (as defined herein) Calpine Merchant Services Company, Inc., a Delaware corporation ("CMSC") and CalBear Energy LP, a Delaware limited partnership ("CalBear"). Each of Calpine, CES and Bear Stearns and, on and after the Effective Date, CMSC and CalBear, are sometimes hereinafter individually referred to as a "Party", and together referred to as the "Parties".

                                    RECITALS

          WHEREAS, the Calpine Transaction Parties (as defined herein) and CalBear desire to enter into a mutually beneficial arrangement to facilitate the Calpine Transaction Parties, on the one hand, and CalBear, on the other hand, trading in physical and financial gas and electric power with Third Parties (as defined herein), and engaging in certain energy management services, including power and gas transportation and transmission services (the "Transaction");

          WHEREAS, Calpine and its Affiliates (as defined herein) will generally obtain more favorable terms for their purchases and sales of gas and power through the Transaction than the terms that are otherwise currently available to Calpine and its Affiliates for such purchases and sales;

          WHEREAS, CalBear desires CMSC to provide the Services (as defined herein) to CalBear, including acting as agent for CalBear with respect to certain Trades, all in accordance with the terms of the Agency and Services Agreement (as defined herein);

          WHEREAS, CMSC is willing to provide the Services to CalBear on the terms set forth in the Agency and Services Agreement and in this Agreement;

          WHEREAS,   Calpine  and  Bear  Stearns  desire  to  guarantee  certain obligations of CMSC and CES, on the one hand, and CalBear, on the other hand, respectively;

          WHEREAS, the Parties view the Transaction as one transaction, and none of the Parties would enter into any of the Transaction Documents (as defined herein) without entering into all of the Transaction Documents; and

          WHEREAS, the Parties desire to enter into this Agreement in order to more fully set forth certain rights and obligations with respect to the CalBear Business (as defined herein) and the Transaction and certain related matters.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

   1.1 Defined Terms. As used herein, the terms below shall have the following meanings:

          "AAA" shall have the meaning given to such term in Section 18.4(b).

          "Action" shall mean, with respect to any Person, any outstanding action, order, writ, injunction, judgment, determination or decree or any claim, suit, litigation, proceeding, appeal, arbitration, mediation, tax audit or governmental investigation of any kind involving such Person or its business or Assets.

          "Affiliate" shall mean, with respect to any Person (the "referent person"), any Person that, directly or indirectly, controls the referent person, any Person that the referent Person controls, or any Person that, directly or indirectly, is under common control with the referent person. For purposes of the preceding sentence, the term "control" shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of a Person through voting securities, by contract or otherwise. Any Subsidiary shall be deemed to be an "Affiliate". Neither Calpine nor any Calpine Transaction Party is, or shall be deemed to be, an "Affiliate" of Bear Stearns or CalBear. Neither Bear Stearns nor CalBear is, or shall be deemed to be, an "Affiliate" of Calpine or any Calpine Transaction Party.

          "Agency and Services Agreement" shall mean that certain Agency and Services Agreement, substantially in the form attached hereto as Exhibit A, to be dated on or about the Effective Date, by and between CMSC and CalBear, pursuant to which, among other matters, CalBear appoints CMSC as its agent to transact CalBear Business on behalf of CalBear.

          "Applicable Agency Law" shall mean any federal, state or local laws (including common law and criminal law), codes, statutes, directives, ordinances, by-laws, regulations, rules, judgments, consent orders, settlements, and agreements with Governmental Authorities, proclamations or delegated or subordinated legislation of any Governmental Authority governing the relationships and related duties of agents or attorneys-in-fact to their principals, such as any of the foregoing providing for duties of good faith, fair dealing, loyalty or due care of agents or attorneys-in-fact to principals.

          "Applicable Law" shall mean any federal, state or local laws (including common law and criminal law), codes, statutes, directives, ordinances, by-laws, regulations, rules, judgments, consent orders, settlements and agreements with Governmental Authorities, proclamations or delegated or subordinated legislation of any Governmental Authority that are applicable to this Agreement, the other Transaction Documents, the transactions contemplated hereby or thereby, Calpine, the Calpine Transaction Parties, Bear Stearns, CalBear, the Services or the CalBear Trades, in each case other than Applicable Agency Law.

          "Arbitration  Panel"  shall  have the  meaning  given to such  term in
Section 18.4(c).

          "Assets" shall mean, with respect to any Person, all of such Person's right, title and interest in and to all properties, assets and rights of any kind, now owned or hereafter acquired, whether tangible or intangible, real or personal, wherever located.

          "Bankruptcy" or "Bankruptcy Event" shall mean, with respect to any Person, if that Person shall institute a voluntary case seeking liquidation or reorganization under the Bankruptcy Law, or shall consent to an involuntary case thereunder against it; or such Person shall file a petition or consent or otherwise institute any similar proceeding under any other applicable Federal or state law, or shall consent thereto; or such Person shall apply for, or consent or acquiesce to, the appointment of a receiver, administrator, administrative receiver, liquidator, sequestrator, trustee or other officer with similar powers for itself or any substantial part of its Assets; or such Person shall make a general assignment for the benefit of its creditors; or such Person shall admit in writing its inability to pay its debts generally as they become due; or if an involuntary case shall be commenced seeking liquidation or reorganization of such Person under the Bankruptcy Law or any similar proceedings shall be commenced against such Person under any other Applicable Law and (a) the petition commencing the involuntary case or similar proceeding is not timely controverted, (b) the petition commencing the involuntary case or similar proceeding is not dismissed within thirty (30) days of its filing, (c) an interim trustee is appointed to take possession of all or a portion of the property, and/or to operate all or any part of the business of such Person and such appointment is not vacated within thirty (30) days, or (d) an order for relief shall have been issued or entered therein; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, administrator, administrative receiver, liquidator, sequestrator, trustee or other officer having similar powers over such Person or all or a part of its property shall have been entered; or any other similar relief shall be granted against such Person under any applicable Bankruptcy Law.

          "Bankruptcy Law" shall mean Title 11, U.S. Code or any similar federal or state law for the relief of debtors, as amended, and all rules and regulations promulgated thereunder.

          "Bankruptcy Remote" shall mean, with respect to a Person that is an Affiliate of Calpine, that such Person has implemented governance procedures, organizational structure or other arrangements designed to make such Person less likely to become the subject of a Bankruptcy Event or to become consolidated into a Bankruptcy of Calpine or its Affiliates; provided that if such Person has at least two (2) directors or persons in similar governance functions designated by Bear Stearns that have the right to veto any voluntary and veto any consent to any involuntary bankruptcy filing, and all of such Persons' Contracts and arrangements with Affiliates are substantially similar to the Contracts and arrangements existing on the date of this Agreement or substantially as advantageous to such Person as the Contracts and arrangements which such Person would obtain in a comparable arm's length transaction, such Person shall be deemed to be Bankruptcy Remote.

          "Bear Stearns Assets" shall mean the Assets of Bear Stearns, its Subsidiaries and their Affiliates (other than CalBear).

          "Bear  Stearns  Claim"  shall have the  meaning  given to such term in
Section 15.1(a)(i).

          "Bear Stearns Event of Default" shall have the meaning given to such term in Section 16.5.

          "Bear Stearns  Guarantee" shall have the meaning given to such term in
Section 5.1(a).

          "Bear  Stearns  Party"  shall have the  meaning  given to such term in
Section 15.1(a)(i).

          "Bear Stearns SEC Filings" shall have the meaning given to such term in Section 10.9(a).

          "Bonus Amount" shall have the meaning given to such term in the Agency and Services Agreement.

          "Books and Records" shall mean, with respect to any Person, all books, records, lists, ledgers, financial data, files, reports, product and design manuals, plans, drawings, technical manuals and operating records of every kind pertaining to such Person, any of its Subsidiaries or the Assets or the customers, suppliers, distributors or personnel of such Person or any of its Subsidiaries, in whatever form, including all (a) corporate books and records of such Person or any of its Subsidiaries, (b) disk or tape files, printouts, runs or other computer-based information and such Person's, or its applicable Subsidiary's, interest in all computer programs required to access, and the equipment containing, all such computer-based information, (c) product, business and marketing plans, (d) environmental control records, (e) sales, customer maintenance, distributor, supplier and production records including sales and promotional literature, and (f) personnel records and information.

          "Business Day" shall mean any day on which Federal Reserve member banks in New York City are open for business.

          "CalBear  Business"  shall  have the  meaning  given  to such  term in
Section 3.1(a).

          "CalBear  Default Option" shall have the meaning given to such term in
Section 16.6(d)(iii).

          "CalBear Governance Operations" shall have the meaning given to such term in the Agency and Services Agreement.

     "CalBear Information" shall mean the terms of, or other information relating to, this Agreement, any other Transaction Document, the transactions entered into hereunder or thereunder or contemplated hereby or thereby, the Services, the CalBear Trades, the CalBear Business or any related information.

          "CalBear Name" shall have the meaning given to such term in Section 16.6(c)(i).

          "CalBear Referral Business" shall have the meaning given to such term in Section 3.1(a).

          "CalBear Termination Option" shall have the meaning given to such term in Section 16.6(d)(ii).

          "CalBear Trades" shall have the meaning given to such term in the Agency and Services Agreement.

          "Calpine Assets" shall mean the Assets of Calpine, its Subsidiaries and their Affiliates.

          "Calpine Claim" shall have the meaning given to such term in Section 15.1(b)(i).

          "Calpine Event of Default" shall have the meaning given to such term in Section 16.4.

          "Calpine  Existing  Indentures"  shall mean the  indentures  listed on
Schedule 1.1(a).

          "Calpine  Guarantee"  shall  have the  meaning  given to such  term in
Section 4.1(a).

          "Calpine Party" shall have the meaning given to such term in Section 15.1(b)(i).

          "Calpine  SEC  Filings"  shall have the meaning  given to such term in
Section 9.9(a).

          "Calpine Transaction Parties" shall mean each of CMSC and CES.

          "Capital Stock" shall mean (a) in the case of a corporation, corporate stock, (b) in the case of a partnership or limited liability company, partnership or membership interests or units (whether general or limited), and
(c) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing entity.

          "CEA" shall mean the Commodity Exchange Act, as amended, and all rules and regulations promulgated thereunder.

          "CET ISDA Agreement" shall have the meaning given to such term in the Trading Master Agreement.

          "CFTC" shall mean the Commodity Futures Trading Commission and its successors.

          "Chairman"  shall  have  the  meaning  given to such  term in  Section
18.4(c).

          "Claim"   shall   mean  a  claim,   counterclaim,   Action,   inquiry,
investigation, demand, charge, complaint, information or subpoena.

          "Claim Notice" shall have the meaning given to such term in Section 15.1(c)(i).

          "Confidential Information" shall mean, as to any Person, all proprietary and confidential financial, marketing, operational, organizational, know-how, personnel, customer, vendor, technical and other data relating to the business of such Person, in any form, whether oral or written, including all correspondence, memoranda, notes, summaries, analyses, compilations, forecasts, studies, models, extracts of and documents and records reflecting, based upon or derived from Confidential Information, regardless of who prepares it, as well as all copies and other reproductions thereof, whether in writing or stored or maintained in or by electronic, magnetic or other means, media or devices.

          "Contract" shall mean, with respect to any Person, any agreement, contract, lease, sublease, note, loan, evidence of indebtedness, indenture, guarantee, letter of credit, franchise agreement, undertaking, covenant not to compete, employment agreement, license, sublicense, instrument, obligation, commitment, purchase and/or sales order, quotation and other executory commitment to which such Person is a party or that relates to the businesses of such Person or its Assets, whether oral or written, express or implied, and that pursuant to its terms has not expired, terminated or been fully performed by the parties thereto.

          "Credit Enhancement Trade" shall have the meaning given to such term in the Trading Master Agreement.

          "Cumulative Net Trading Profits" shall have the meaning given to such term in the Agency and Services Agreement.

          "Damages" shall have the meaning given to such term in Section 15.1(a)(i).

          "Default  Purchase Right" shall have the meaning given to such term in
Section 16.6(d)(iii).

          "Default  Sale  Right"  shall have the  meaning  given to such term in
Section 16.6(d)(iii).

          "Default Termination Notice" shall have the meaning given to such term in Section 16.6(d)(iii).

          "Defaulting Parties" means Calpine and each Calpine Transaction Party, in respect of Calpine Events of Default, and Bear Stearns and CalBear, in respect of Bear Stearns Events of Default.

          "Defaulting Termination Parties" shall mean (i) if the Liquidation Date occurs pursuant to Section 16.6(b)(iv) or (v), the applicable Defaulting

Parties, (ii) if the Liquidation Date occurs pursuant to Section 16.6(b)(vi) or 16.6(b)(vii), the Parties other than the Party that terminated any of the other Transaction Documents in accordance with its terms, and its Affiliates, and
(iii) if the Liquidation Date occurs pursuant to Section 16.6(b)(viii), Bear Stearns and CalBear.

          "Designated CMSC Board Member" shall have the meaning given to such term in Section 3.12.

          "Effective Date" shall have the meaning given to such term in Section 2.3.

          "Election Notice" shall have the meaning given to such term in Section 3.3(c).

          "Elective Non-Terminating Parties" shall mean the Parties other than the Elective Terminating Parties.

          "Elective Terminating Parties" shall mean the Party delivering the Termination Notice pursuant to Section 16.6(b)(iii) or Section 16.6(b)(ix) and its Affiliates that are Parties.

          "Encumbrance" shall mean any claim, lien, judgment, pledge, escrow, option, liability, charge, easement, restrictive covenant, security interest, deed of trust, right of first refusal, mortgage, right-of-way, encroachment, building or use restriction, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and shall include any agreement to give any of the foregoing in the future, and any contingent or conditional sales agreement or other title retention agreement or lease in the nature thereof or the filing of, or agreement to give any financing statement, under the laws of any jurisdiction.

          "Equity Securities" shall mean (i) shares of Capital Stock or other equity securities, (ii) subscriptions, calls, warrants, options or commitments of any kind or character relating to, or entitling any Person to purchase or otherwise acquire, any Capital Stock or other equity securities, and (iii) securities convertible into or exercisable or exchangeable for shares of Capital Stock or other equity securities.

          "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

          "Facilities" shall mean, collectively, Power generating facilities that are located in the United States of America, Canada or Mexico.

          "FERC"  means  the  Federal  Energy  Regulatory   Commission  and  its
successors.

          "Final Third Party Master Agreements" shall have the meaning given to such term in Section 16.6(d)(i).

          "Fiscal Quarter" shall have the meaning given to such term in the Agency and Services Agreement.

          "Fiscal Year" shall mean a fiscal year of CalBear, which as of the date of this Agreement commences on December 1 of each calendar year and ends on November 30 of the following calendar year, subject to revision in accordance with Section 3.15; provided that (x) the first Fiscal Year shall commence on the date of this Agreement and end the earlier of (1) November 30, 2005 and (2) the Termination Date, and (y) the last Fiscal Year shall end on the Termination Date.

          "Force Majeure" shall mean an event or circumstance which prevents one Party from performing its obligations under the Transaction Documents, which event or circumstance was not anticipated as of the date the applicable obligation was agreed to, which is not within the reasonable control of, or the result of the negligence of, the Party claiming the Force Majeure, and which, by the exercise of commercially reasonable efforts, such Party is unable to overcome or avoid or cause to be avoided, including acts of God, acts of the public enemy including terrorism, unexpected delay by any Governmental Authority, and any change in Applicable Law. Force Majeure shall exclude any event or circumstance if its sole effect on a Party is economic, including economic effects that prevent Payment.

          "Formation  Transactions" shall have the meaning given to such term in
Section 2.2.

          "Forward" shall have the meaning given to such term in the Trading Master Agreement.

          "FPA" shall mean the Federal Power Act, as amended, and all rules and regulations promulgated thereunder.

          "GAAP" shall mean accounting principles generally accepted in the United States of America. The term, "GAAP," when used herein, shall mean the accounting principles generally accepted by the Securities Exchange Commission as reflected in Regulation S-X promulgated under the Exchange Act. The term "GAAP," when used herein with respect to CalBear or the CalBear Trades, shall mean GAAP as applied consistently by Bear Stearns from time to time.

          "Gas" shall mean physical or financial natural gas unless otherwise agreed upon between the Parties.

          "Gas Trade" shall mean any purchase or sale or hedge of Gas, or the transportation, transmission or storage of Gas, all on a world-wide basis.

          "Governmental Authority" shall mean any federal, state, local or municipal government, governmental department, commission, board, bureau, agency or instrumentality, any RTO/ISO control area or SRO, or any judicial, regulatory, administrative or quasi-governmental court, panel or other body, having or asserting jurisdiction as to the matter in question.

          "Hard Covenants" shall mean Section 4.2(b) of the Agency and Services Agreement (to the extent of the prohibition therein with respect to entering into Trades directly with Calpine or any of its Affiliates), Sections 4.17(a),
(b), (c) and (e) of the Agency and Services Agreement, and Section 3.13 of this Agreement.

          "Initial Notice" shall have the meaning given to such term in Section 3.3(a).

          "Initial Period" shall have the meaning given to such term in Section 3.3(b).

          "Initial Term" shall mean the period commencing on the Effective Date and ending on November 30, 2006.

          "ISO" shall mean any FERC-authorized independent system operator.

          "Latest  Renewal  Period" shall have the meaning given to such term in
Section 16.2(a)(ii).

          "Liabilities" shall mean any liability, indebtedness, obligation, co-obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by any Person of any nature (whether direct or indirect, known or unknown, absolute or contingent, liquidated or unliquidated, due or to become due, accrued or unaccrued, matured or unmatured).

          "Liquidation" shall have the meaning given to such term in the Agency and Services Agreement.

          "Liquidation Date" shall mean the date on which Liquidation shall begin.

          "Material Adverse Effect" or "Material Adverse Change" shall mean, with respect to any Person, any change, circumstance, event or effect that, individually or in the aggregate with such other changes, circumstances, events or effects, is or is reasonably likely to constitute, a material adverse change in, or have a material adverse effect on (a) the business, operations, assets, liabilities, foreseeable prospects, financial condition or results of operations of such Person and its Subsidiaries, taken as a whole, or (b) the right or ability of such Person to consummate the transactions, taken as a whole, contemplated hereby and by the other Transaction Documents.

          "Misconduct" shall mean, with respect to any Person: (a) any nonfulfillment, nonperformance, nonobservance or other breach or violation of, or default under, any provision of any Transaction Document by such Person, through any act or omission, if (i) such act or omission was taken or not taken with the intent to take or not take the same by the individual acting on behalf of such Person, (ii) such individual knew that such act or omission constituted a breach or violation of the Transaction Documents or the policies of such Person or such individual had previously taken, or omitted to take, such act and had been warned that such act or omission constituted a breach or violation of the Transaction Documents or the policies of such Person, and (iii) at the time of such act or omission, an officer (or with respect to CMSC, prior to January 1, 2006, an officer seconded to CMSC under the applicable transition services agreement with an Affiliate of Calpine) of such Person knew or should have known that such act or omission was being taken or omitted to be taken, (b) any fraud by such Person with respect to the Transaction Documents or the matters covered thereby, and (c) any nonfulfillment, nonperformance, nonobservance or other breach or violation of, or default under any provision of any Transaction Document by such Person through any act or omission if such act or omission constituted gross negligence in the scheduling of physical Trades.

          "Month" shall mean a calendar month.

          "MW" shall mean megawatt, or one million (1,000,000) watts of Power.

          "MWh" shall mean megawatt-hour, or one million watts (1,000,000) of Power for one (1) hour.

          "Non-Compete Defaulting Termination Parties" shall mean (i) if the Liquidation Date occurs pursuant to Section 16.6(b)(iv) or (v), the applicable Defaulting Parties, (ii) if the Liquidation Date occurs pursuant to Section 16.6(b)(vi) (except for an occurrence of the Liquidation Date as a result of a termination of the Agency and Services Agreement pursuant to Section 7.1(a)(iii) thereof) or 16.6(b)(vii) (except for an occurrence of the Liquidation Date as a result of a termination of the Agency and Services Agreement pursuant to Section 7.1(a)(iv) thereof), the Parties other than the Party that terminated any of the other Transaction Documents in accordance with its terms, and its Affiliates, and (iii) if the Liquidation Date occurs pursuant to Section 16.6(b)(viii), Bear Stearns and CalBear.

          "Non-Compete Period" [*]

          "Non-Defaulting Termination Parties" shall mean the Parties other than the Defaulting Termination Parties.

          "Non-Renewal Purchase Notice" shall have the meaning given to such term in Section 16.6(d)(i).

          "Non-Renewal Purchase Right" shall have the meaning given to such term in Section 16.6(d)(i).

          "Non-Renewing  Parties"  shall have the meaning  given to such term in
Section 16.2(d).

          "Offer" shall have the meaning given to such term in Section 3.3(b).

          "Offer Notice" shall have the meaning given to such term in Section 3.3(b).

          "Offer Period" shall have the meaning given to such term in Section 3.3(b).

          "Ordinary Losses" shall mean (a) any Claims or Damages with respect to the actual or prospective operations or economic results of CalBear, including losses (i) on CalBear Trades where delivery of Gas or Power or determination of price has occurred, (ii) on Forward CalBear Trades, and (iii) with respect to lost CalBear Trades, profits or opportunities, and (b) any other Claims or Damages, excluding in each case under clauses (a) and (b), Third Party Losses.

          "Organizational Documents" shall mean the articles of incorporation, by-laws, articles of organization, limited liability company agreement, partnership agreement, formation agreement, joint venture agreement or other similar organizational documents of any Person other than any individual, as applicable with respect to such Person.

          "Party  Arbitrator"  shall  have the  meaning  given  to such  term in
Section 18.4(c).

          "Payment" shall mean any payment, repayment, return, refund, transfer, deposit, funding, posting or other type of payment or provision of an amount or collateral (including provision of letters of credit), whether as a payment or provision for services or property, capital contribution, loan, guarantee, advance, cure of default, collateral, margin, credit support or any other form of security or any other amount.

          "Permits"  shall  mean,  with  respect to any  Person,  all  licenses,
permits,  franchises,  approvals,  authorizations,   certifications,   consents,
orders, settlements, exemptions or similar items of, or filings, reports, notifications or similar items submitted to or granted by, any Governmental Authority, whether foreign, federal, state or local or otherwise, under Applicable Law, necessary for the past, present or anticipated conduct of, or relating to the operation of the businesses of or the ownership of the Assets of, such Person.

          "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, limited liability company or Governmental Authority or other entity.

          "Power" shall mean physical or financial electric capacity as measured in MWs, physical or financial electric energy as measured in MWh, and/or any other electricity related products or services available for sale, including reserves and other ancillary services needed to support the transmission and distribution of Power from a point of generation to a delivery point, as such services are defined in applicable FERC-filed tariffs.

          "Power Trade" shall mean any purchase or sale or hedge of Power, or the transportation or transmission of Power, all on a world-wide basis.

          "Pre-Formation Transactions" shall have the meaning given to such term in Section 2.1.

          "PUHCA" shall mean the Public Utility Holding Company Act of 1935, as amended, and all rules and regulations promulgated thereunder.

          "Regulatory Approval" shall mean all Permits that are necessary for the entering into and performance of CalBear Trades, this Agreement, the other Transaction Documents, or the transactions contemplated hereby or thereby.

          "Regulatory  Event"  shall  have the  meaning  given  to such  term in
Section 18.6.

          "Remedial  Parties"  shall  have the  meaning  given  to such  term in
Section 17.1.

          "Renewal Notice" shall have the meaning given to such term in Section 16.2(a)(i).

          "Renewal Period" shall have the meaning given to such term in Section 16.1.

          "Renewing  Parties"  shall  have the  meaning  given  to such  term in
Section 16.2(d).

          "Reports" shall have the meaning given to such term in the Agency and Services Agreement.

          "Representative" shall mean, with respect to any Person, any officer, director, principal, attorney, employee, agent, consultant, accountant or other representative of such Person.

          "Restricted Transferees" shall mean, with respect to Calpine, the Calpine Transaction Parties and their Affiliates, the Persons listed in Schedule 1.1(b), and with respect to Bear Stearns, CalBear and their Affiliates, the Persons listed in Schedule 1.1(c).

          "Returns" shall mean, with respect to any Person, any and all returns, reports, declarations, documents and information statements with respect to Taxes required to be filed by or on behalf of such Person with any governmental authority or Tax authority or agency, whether domestic or foreign, including consolidated, combined and unitary returns and all amendments thereto or thereof and any documents with respect to or accompanying requests for the extension of time in which to file any such returns, reports, declarations, documents and information statements.

          "Risk Policy" shall have the meaning given to such term in the Agency and Services Agreement.

          "RTO"   shall   mean   any   FERC-authorized   regional   transmission
organization.

          "Securities Act" shall mean the U.S. Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

          "Service Fee" shall have the meaning given to such term in the Agency and Services Agreement.

          "Service Fee Return" shall have the meaning given to such term in the Agency and Services Agreement.

          "Service Fee Return Refund" shall have the meaning given to such term in the Agency and Services Agreement.

          "Services" shall have the meaning given to such term in the Agency and Services Agreement.

          "Significant Subsidiary" shall mean (a) in the case of Calpine, the Subsidiaries of Calpine listed on Schedule 1.1(d), their successors, if such successors are Affiliates of Calpine, and assigns of all or substantially all of their assets, if such assigns are Affiliates of Calpine and (b) in the case of Bear Stearns, the Subsidiaries of Bear Stearns listed on Schedule 1.1(d), their successors, if such successors are Affiliates of Bear Stearns, and assigns of all or substantially all of their assets, if such assigns are Affiliates of Bear Stearns.

          "Soft Covenants" shall mean Sections 3.1 and 3.14 of this Agreement and Sections 4.1(b), (c) and (e), and 4.4(a) of the Agency and Services Agreement.

          "Specified Risk Limits" shall have the meaning given to such term in the Agency and Services Agreement.

          "SRO"  shall  mean  any   applicable   self-regulatory   organization,
including CFTC-designated contract markets.

          "Subsidiary" shall mean, with respect to any Person, any corporation or other business entity, whether or not incorporated, of which at least a majority of the securities or interests having, by their terms, ordinary voting power to elect members of the board of directors, managing members, or other persons performing similar functions with respect to such entity, is held, directly or indirectly, by such Person.

          "Tax(es)" shall mean all taxes, estimated taxes, withholding taxes, assessments, levies, imposts, and other like charges, including any interest, fines, penalties, additions to tax or additional amounts that have or may become payable in respect thereof, imposed by any foreign, federal, state or local government or taxing authority, whether computed on a separate, consolidated, unitary, combined or any other basis, which taxes shall include all income taxes, service, license and net worth taxes, payroll and employee withholding taxes, unemployment insurance, retirement, social security, sales and use taxes, value-added taxes, excise taxes, franchise taxes, gross receipts taxes, occupation taxes, real and personal property taxes, stamp taxes, transfer and recording taxes, workers' compensation and other obligations of the same or of a similar nature.

          "Termination  Amount"  shall  have the  meaning  given to such term in
Section 16.6(d)(ii).

          "Termination  Date"  shall  have the  meaning  given  to such  term in
Section 16.1.

          "Termination Fee" shall have the meaning given to such term in Section 16.6(d)(ii).

          "Termination Notice" shall mean an irrevocable notice delivered by a Party, on behalf of itself and its Affiliates that are Parties and in any manner set forth in Section 18.2, to any of the Parties that are not Affiliates of such Party, stating the intent of such Party to cause a Liquidation Date in accordance with Section 16.6(b)(iii) or Section 16.6(b)(ix) and setting forth
(a) a Termination Amount, (b)(i) in the case of such notice by Calpine or any Calpine Transaction Party, (A) Calpine's or such Calpine Transaction Party's binding offer, irrevocable by its terms for two (2) Business Days following receipt of the Termination Notice by Bear Stearns or CalBear, to either (x) purchase the Final Third Party Master Agreements, in accordance with Section

16.6(d)(v) (including the last sentence thereof), from CalBear for the Termination Amount or (y) receive from Bear Stearns or CalBear the Termination Fee, and (B) that Bear Stearns or CalBear shall elect within such two (2) Business Day period to either sell the Final Third Party Master Agreements or pay the Termination Fee in accordance with the immediately preceding clause (A), or (ii) in the case of such notice by Bear Stearns or CalBear, (A) Bear Stearns' or CalBear's binding offer, irrevocable by its terms for two (2) Business Days following receipt of the Termination Notice by Calpine or any Calpine Transaction Party, to either (x) sell the Final Third Party Master Agreements, in accordance with Section 16.6(d)(v) (including the last sentence thereof) to Calpine or any Calpine Transaction Party for the Termination Amount or (y) pay to Calpine or any Calpine Transaction Party the Termination Fee and (B) that Calpine or any Calpine Transaction Party shall elect within such two (2) Business Day period to either purchase the Final Third Party Master Agreements or pay the Termination Fee in accordance with the immediately preceding clause
(A).

          "Termination Purchase Right" shall have the meaning given to such term in Section 16.6(d)(ii).

          "Termination  Sale Right" shall have the meaning given to such term in
Section 16.6(d)(ii).

          "Third Party" shall mean, with respect to any Person, any other Person that is not an Affiliate of such Person, including any Governmental Authority. For purposes of this Agreement and the other Transaction Documents, none of Calpine or any Calpine Transaction Party shall be deemed to be a "Third Party" with respect to Bear Stearns or CalBear and neither Bear Stearns nor CalBear shall be deemed to be a "Third Party" with respect to Calpine or any Calpine Transaction Party.

          "Third  Party  Claim"  shall  have the  meaning  given to such term in
Section 15.1(c)(i).

          "Third Party Losses" shall mean any Claims or Damages arising out of or resulting from (i) a Third Party Claim, including any such Claim by a Governmental Authority or (ii) actions taken to investigate, prevent or mitigate a potential Third Party Claim, to the extent such actions (A) are taken by Calpine or any Calpine Transaction Party or (B) are reasonable actions taken by CalBear or any of its Affiliates to investigate, prevent or mitigate potential Third Party Claims arising out of or resulting from a violation of Applicable Law by Calpine or any Calpine Transaction Party for which indemnification would be available under Section 15.1(a)(i)(A), (B), or (E), if after notice of such violation by CalBear or any of its Affiliates, neither Calpine nor any Calpine Transaction Party takes timely, reasonable actions to investigate, prevent or mitigate such potential Third Party Claims.

          "Third Party Master Agreement" shall have the meaning given to such term in the Agency and Services Agreement.

          "Third Party Service Transaction" shall mean any arrangement to provide a set of services to a Third Party related to Power or Gas contract management or physical or financial optimization activities of a counterparty, to the extent that such services are related to Power generation or Gas production, purchases, sales, transmission, transportation, dispatch, scheduling, nomination, injection, withdrawal, storage, ancillary services or related physical or financial services and products.

          "Threshold" shall have the meaning given to such term in Section 15.1(a)(iv)(B).

          "Trades" shall mean any and all Gas Trades and Power Trades.

          "Trading Master Agreement" shall mean that certain Trading Master Agreement, substantially in the form attached hereto as Exhibit B, to be dated on or about the Effective Date, by and between CES, CMSC and CalBear, governing, among other matters, Credit Enhancement Trades.

          "Trading Volume" shall mean a volume of Power equal to the aggregate volume of Power (measured in MWhs) traded in any calendar year by (a) Calpine, in the CES discretionary program, and (b) CalBear.

          "Transaction Documents" shall mean (a) this Agreement, (b) the Agency and Services Agreement, (c) the Trading Master Agreement, and (d) the CET ISDA Agreement.

          "Transaction Parties" shall mean the Calpine Transaction Parties and CalBear, collectively.

          "Transfer"  shall  have  the  meaning  given to such  term in  Section
3.3(a).

   1.2    Construction.

          (a) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement, (iv) the terms "modified" and "amended" and derivative or similar words shall mean amended, supplemented, waived or otherwise modified,
(v) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement, (vi) the word "including" shall mean "including, without limitation," whether or not so specified, and (vii) the word "or" shall be disjunctive but not exclusive.

          (b) References to agreements and other documents shall be deemed to include all subsequent modifications thereto.

          (c) References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

          (d) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

          (e) The annexes, schedules and exhibits to this Agreement are a material part hereof and shall be treated as if fully incorporated into the body of this Agreement.

          (f) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

          (g) Whenever this Agreement refers to a right, obligation, act or omission of CalBear, the same shall mean a right, obligation, act or omission of CalBear itself, and not of CalBear through CMSC as agent or attorney-in-fact for or on behalf of or in the name of CalBear, unless the applicable provision of this Agreement expressly states otherwise.

                                  ARTICLE II.
                    FORMATION TRANSACTIONS; EFFECTIVE DATE

    2.1 Pre-Formation Transactions. As soon as reasonably practicable following the date hereof:

          (a) CES Marketing VII, LLC shall be converted from a limited liability company to a corporation under the laws of the State of Delaware and its name shall be changed to Calpine Merchant Services Company, Inc., and Calpine shall enter into, or cause to be entered into, amended and restated Organizational Documents of CMSC, substantially in the form attached hereto as Exhibit C;

          (b) Arroyo Energy LP's name shall be changed to CalBear Energy LP and Bear Stearns or its Affiliates shall enter into amended and restated Organizational Documents of CalBear, substantially in the form attached hereto as Exhibit D;

          (c)   Calpine  and  the  Calpine   Transaction   Parties   shall  take
commercially reasonable actions to obtain any Regulatory Approvals necessary or advisable in order for CMSC to perform the Services; and

          (d) CalBear shall take commercially reasonable actions to obtain any Regulatory Approvals necessary or advisable in order for CalBear to execute any CalBear Trades.

          The transactions described in this Section 2.1 shall be referred to herein as the "Pre-Formation Transactions."

   2.2 Formation Transactions. Upon the terms and subject to the conditions set forth in this Agreement, on or prior to the Effective Date:

          (a) Calpine shall cause CMSC and Bear Stearns shall cause CalBear to become a Party to this Agreement by executing an additional signature page to this Agreement, substantially in the form of Exhibit E hereto, and, following such execution each of CMSC and CalBear shall be a party to, shall be bound by the obligations of, and shall receive the benefits of this Agreement and shall be "CMSC" and "CalBear", respectively, and a "Party", in each case as defined herein, for all purposes hereunder; and

          (b) CalBear and the applicable Calpine Transaction Parties shall enter into the Agency and Services Agreement, the Trading Master Agreement and the CET ISDA Agreement.

                  The transactions described in this Section 2.2 shall be referred to herein as the "Formation Transactions."

    2.3 Effective Date. Unless this Agreement shall have been terminated pursuant to Section 16.6(a) hereof, the consummation of the transactions contemplated herein to be consummated on the Effective Date shall take place at 10:00 a.m. New York time at the offices of Latham & Watkins LLP, at 885 Third Avenue, New York, NY 10022, on the third (3rd) Business Day following the satisfaction or waiver of all of the conditions precedent to the obligations of the Parties set forth in Article XII and Article XIII (other than conditions which are not capable of being satisfied until the Effective Date), or such other date as the Parties hereto agree (the "Effective Date").

                                  ARTICLE III.
                          RELATIONSHIP OF THE PARTIES

          Each of the Parties covenant and agree with each other as follows:

    3.1   CalBear Business[*]

          (b) Notwithstanding any other provision of this Agreement, the sole and exclusive remedy for any breach of this Section 3.1 shall be, in the event of a breach by Calpine or the Calpine Transaction Parties, on the one hand, or Bear Stearns, on the other hand, the termination of this Agreement pursuant to
Section 16.6(b)(iii) hereof.

    3.2   Exclusivity.

          (a) Except as may otherwise be specifically provided in this Agreement, including Sections 3.2(b), (c) and (d), or the other Transaction
Documents, from the date hereof through the earlier of (i) the date of termination of this Agreement, if this Agreement is terminated prior to the Effective Date, or (ii) in all other cases, the last day of the Non-Compete Period, neither Calpine or any of the Calpine Transaction Parties, on the one hand, nor Bear Stearns or CalBear, on the other hand, will, directly or indirectly, through one or more of their respective Affiliates or otherwise, engage in any business arrangement with a Third Party, whether structured as a strategic alliance, joint venture, partnership, co-ownership, contractual relationship, agency relationship, or otherwise, which, when taken as a whole, substantially replicates the substance of the business arrangement under the Transaction Documents, taken as a whole, and in connection therewith provides for the sharing of the profits (whether through the ownership of Equity Securities, contractually, or otherwise) of such business with the Third Party, in each case, in any state, possession, territory or other political subdivision of the United States, Canada or Mexico.

          (b) The foregoing Section 3.2(a) shall not prohibit any business of Calpine or any Calpine Transaction Party with a Third Party if the primary business of such Third Party and its Affiliates, taken as a whole, is the ownership, operation or management of one or more Facilities or gas or electric loads or the purchase, sale, trading or transmission of Power or Gas.

          (c) Nothing in this Agreement shall prohibit (x) Calpine or the Calpine Transaction Parties or any of their Affiliates, on the one hand, or Bear Stearns or CalBear or any of their Affiliates, on the other hand, from having passive investments of less than five (5) percent in the aggregate of the outstanding Equity Securities of any entity listed for trading on a national stock exchange (as defined in the Exchange Act) or any recognized automatic quotation system, (y) Calpine, the Calpine Transaction Parties or any of their Affiliates, on the one hand, or Bear Stearns or CalBear or any of their Affiliates, on the other hand, from entering into any financing or credit enhancement transaction, including any transaction similar to a transactions contemplated by the Trading Master Agreement (provided that the other aspects of such transaction do not result in the engagement in a business that would otherwise violate this Section 3.2), or (z) Bear Stearns, CalBear or any of their Affiliates from acting as an underwriter, initial purchaser, lender or otherwise with respect to any debt, equity or other financing of any Person, or purchasing, owning, holding, trading or selling any security or other interest in any Person (provided that such activity or the related transactions, when taken as a whole, does not result in the engagement in a business that would otherwise violate this Section 3.2).

          (d) Nothing in this Agreement shall prohibit Calpine or the Calpine Transaction Parties or any of their Affiliates, on the one hand, or Bear Stearns or any of its Affiliates (other than CalBear), on the other hand, from engaging in any transaction that has been proposed to CalBear by Calpine or its Affiliates, on the one hand, or Bear Stearns or its Affiliates, on the other hand, in accordance with the terms of the Transaction Documents, if CalBear has elected not to pursue such transaction and such transaction has ceased to be CalBear Referral Business in accordance with Section 3.1(a) above.

   3.3 Certain Restrictions on Sales by Calpine of Equity Securities and Assets of CMSC.

          (a) Calpine and each of the Calpine Transaction Parties hereby agrees that it shall not, and shall cause its Affiliates not to, directly or indirectly (through the sale of Equity Securities in an Affiliate or otherwise), sell, assign, transfer, convey, pledge, mortgage, hypothecate or otherwise encumber or dispose of (in each case, a "Transfer") any Equity Securities of, or all or substantially all of the Assets of, CMSC, except in compliance with this Section
3.3. If Calpine, any of the Calpine Transaction Parties, or any of their Affiliates wishes to Transfer any such Assets or Equity Securities, Calpine shall first deliver to Bear Stearns a letter (the "Initial Notice") signed by Calpine (and any such Calpine Transaction Party or Affiliate, if applicable) setting forth the Equity Securities and/or Assets proposed to be Transferred and the material terms of the proposed Transfer other than the price.

          (b) Upon receipt of an Initial Notice, Bear Stearns and its Affiliates shall have forty five (45) days (the "Initial Period") to submit a binding letter (the "Offer Notice") signed by Bear Stearns (and any such Affiliate, if applicable) setting forth (A) a proposed purchase price with respect to the Equity Securities and/or Assets proposed to be Transferred and (B) Bear Stearns' (or such Affiliate's) offer (irrevocable by its terms for five (5) Business Days

(such five (5) day period, the "Offer Period")) to purchase from Calpine or such Calpine Transaction Party or any of their Affiliates the Equity Securities and/or Assets described in the Initial Notice, on the terms and conditions described in the Initial Notice and for the purchase price set forth in the Offer Notice (an "Offer"). If an Offer Notice is delivered prior to the end of the Initial Period, the Initial Period shall end on the date of delivery of such Offer Notice and the Offer Period shall commence on such date. If neither Bear Stearns nor any of its Affiliates delivers an Offer Notice to Calpine within the Initial Period, Calpine or its Affiliate may, during the period beginning on the forty-sixth (46th) day following the receipt of the Initial Notice by Bear Stearns and ending on the ninetieth (90th) day following the receipt of the Initial Notice by Bear Stearns, Transfer to a Third Party all (but not less than all) of the Equity Securities and/or Assets covered by the Initial Notice, for a purchase price negotiated between Calpine or such Affiliate and such Third Party and on other terms and conditions at least as favorable to Calpine as those contained in the Initial Notice; provided that if a Third Party transferee has accepted such offer, Calpine shall have completed such Transfer within an additional one hundred eighty (180) days from the end of such ninety (90) day period; and provided, further, that, with respect to any such Transfer that is not completed within the time periods set forth in this Section 3.3(b), Calpine shall not complete any such Transfer without again complying with each provision of this Section 3.3, as applicable.

          (c) Upon receipt of an Offer Notice, Calpine and its Affiliates shall have the option to sell the Equity Securities and/or Assets described in the Initial Notice to Bear Stearns (or its Affiliate, as applicable) at the purchase price and upon the terms and conditions specified in the Offer. If Calpine or any of its Affiliates desires to exercise the option set forth in the preceding sentence, it shall deliver a notice (an "Election Notice") to Bear Stearns at any time during the Offer Period, which Election Notice shall specify that Calpine or any of its Affiliates has elected to exercise its option to accept the Offer and sell the Equity Securities and/or Assets described in the Initial Notice to Bear Stearns (or its Affiliate, as applicable) on the terms set forth in the Offer. If Calpine or any of its Affiliates delivers an Election Notice during the Offer Period, then Bear Stearns (or its Affiliates, as applicable) shall be obligated to purchase and Calpine (or such Affiliate, as applicable) shall be obligated to sell, the Equity Securities and/or Assets described in the Initial Notice at the purchase price and on the other terms and conditions indicated in the Offer. The closing of such purchase and sale shall occur on a closing date selected by Bear Stearns or such Affiliate, as applicable; provided, however, that such closing date shall be not less than ten (10) days nor more than ninety (90) days following the date of the Election Notice, unless more time is required to obtain any applicable regulatory or other approvals. If neither Calpine nor any of its Affiliates delivers an Election Notice to Bear Stearns (or its Affiliate, as applicable) within the Offer Period, the Offer shall automatically expire at the end of the Offer Period and neither Bear Stearns nor any of its Affiliates shall have any obligation to purchase the Equity Securities and/or Assets described in the Initial Notice.

          (d) If Bear Stearns or one of its Affiliates delivers an Offer Notice to Calpine within the Initial Period, but neither Calpine nor any of its Affiliates delivers an Election Notice to Bear Stearns during the Offer Period, Calpine or its Affiliate may, during the period beginning on the sixth (6th) day following the receipt of the Offer Notice by Calpine and ending on the fiftieth
(50th) day following the receipt of the Offer Notice by Calpine, Transfer to a Third Party all (but not less than all) of the Equity Securities and/or Assets covered by the Initial Notice, (x) for the purchase price and on the other terms and conditions contained in the Offer Notice or (y) for a purchase price more favorable financially to Calpine, and on other terms at least as favorable to Calpine, as those contained in the Offer Notice; provided that if a Third Party transferee has accepted such offer, Calpine shall have completed such Transfer within an additional one hundred eighty (180) days from the end of such fifty
(50) day period; and provided, further, that, with respect to any such Transfer that is not completed within the time periods set forth in this Section 3.3(d), Calpine shall not complete such Transfer without again complying with each provision of this Section 3.3, as applicable.

          (e) In addition to the foregoing restrictions, Calpine (or the applicable Calpine Transaction Party or Affiliate) shall not complete any Transfer pursuant to Section 3.3(b) or Section 3.3(d) without receiving the prior consent of Bear Stearns to the transferee of such Transfer, such consent with respect to any proposed Third Party transferee not to be unreasonably withheld or delayed after Calpine's (or the applicable Calpine Transaction Party's or Affiliate's) request for such consent (and in no event shall such consent take more than the longer of ten (10) Business Days following receipt of such request by Bear Stearns or the time remaining until the end of the Initial Period or the Offer Period, as applicable); provided that Bear Stearns may give or withhold such consent in its sole and absolute discretion with respect to any proposed Transfers to a Restricted Transferee. Calpine may make the request for such consent at any time following delivery of an Initial Notice, including contemporaneously with the applicable Initial Notice; provided that Calpine must provide the identity of any proposed Third Party transferee (as well as the identity of the ultimate operating and holding company parent, if any, of each proposed Third Party transferee, if the identity of such Person(s) is not readily apparent) in each request for consent, and otherwise comply with this
Section 3.3. Any consent given to a Transfer pursuant to this Section 3.3(e) shall expire (i) if no proposed Third Party transferee mentioned in a request for consent and approved by Bear Stearns has accepted Calpine's offer to Transfer the Equity Securities and/or Assets covered by the Initial Notice in accordance with Section 3.3(b) or Section 3.3(d) by the end of the ninety (90) day period set forth in Section 3.3(b) or the fifty (50) day period set forth in
Section 3.3(d), respectively, at the end of such period, or (ii) if a proposed Third Party transferee approved by Bear Stearns has accepted such offer, if Calpine's Transfer to such Third Party transferee has not been completed within an additional one hundred eighty (180) days from the end of the ninety (90) day period set forth in Section 3.3(b) or the fifty (50) day period set forth in
Section 3.3(d), as applicable.

          (f) Calpine further agrees that in connection with any Transfer subject to this Section 3.3 consented to by Bear Stearns, Calpine shall, if requested by Bear Stearns, deliver to Bear Stearns an opinion of external counsel in form and substance reasonably satisfactory to Bear Stearns and counsel for Bear Stearns, to the effect that the Transfer is not in violation of this Agreement, and, with respect to a Transfer of any Equity Security, is not in violation of the Securities Act or the securities laws of any State. Any purported Transfer in violation of the provisions of this Section 3.3, including any Transfer to a Third Party made without Bear Stearns' prior consent, shall be null and void and shall have no force or effect.

          (g) Notwithstanding anything herein to the contrary, this Section 3.3 shall not apply to (i) a Transfer to Calpine or any of its Affiliates, provided that if such Transfer is a Transfer of (A) Assets from CMSC, such Transfer is to an Affiliate of Calpine that is Bankruptcy Remote, or (B) Equity Securities of CMSC, following such Transfer CMSC is Bankruptcy Remote, (ii) a Transfer to Bear Stearns or any of its Affiliates, or (iii) a Transfer to any Person or such Person's Subsidiaries if such Person or its Subsidiaries merge with Calpine or purchase all or substantially all of the Equity Securities or Assets of Calpine.

          (h) In addition to the restrictions set forth elsewhere in this Agreement, in the event of a proposed Transfer to a Third Party by Calpine or any of its Affiliates of Equity Securities and/or Assets of CMSC pursuant to this Section 3.3, Bear Stearns' consent to such Transfer shall not be deemed unreasonably withheld if such Third Party does not agree to become bound in writing at the closing of such Transfer by the terms and conditions of this Agreement and the other Transaction Documents and agree to assume the rights and obligations of Calpine and all of the Calpine Transaction Parties hereunder and thereunder pursuant to one or more instruments of assumption reasonably satisfactory in form and substance to Bear Stearns. Notwithstanding the other provisions of this Section 3.3, unless expressly waived by Bear Stearns, any otherwise permitted Transfer shall be null and void ab initio if Bear Stearns does not receive written instruments with respect to such Transfer (including copies of any instruments of assumption and the Third Party transferee's consent to be bound by this Agreement and the other Transaction Documents, as applicable) that are in a form reasonably satisfactory in form and substance to Bear Stearns. Upon the execution of such instruments of assumption by such Third Party, such Third Party shall be deemed to be Calpine and the Calpine Transaction Parties for all purposes of this Agreement.

   3.4 Certain Restrictions on Sales by Bear Stearns of Equity Securities and Assets of CalBear.

          (a) Bear Stearns hereby agrees that it shall not, and shall cause its Affiliates not to, directly or indirectly (through the sale of Equity Securities in an Affiliate or otherwise), Transfer any Equity Securities of, or all or substantially all of the Assets of, CalBear, except in compliance with this
Section 3.4. If Bear Stearns or any of its Affiliates wishes to Transfer any such Assets or Equity Securities, Bear Stearns shall first deliver to Calpine an Initial Notice signed by Bear Stearns (and any such Affiliate, if applicable) setting forth the Equity Securities and/or Assets proposed to be Transferred and the material terms of the proposed Transfer other than the price.

          (b) Upon receipt of an Initial Notice, Calpine and its Affiliates shall have the Initial Period to submit an Offer Notice signed by Calpine (and any such Affiliate, if applicable) setting forth (A) a proposed purchase price with respect to the Equity Securities and/or Assets proposed to be Transferred and (B) Calpine's (or such Affiliate's) offer (irrevocable by its terms for the Offer Period) to purchase from Bear Stearns or any of its Affiliates the Equity Securities and/or Assets described in the Initial Notice, on the terms and conditions described in the Initial Notice and for the purchase price set forth in the Offer Notice. If an Offer Notice is delivered prior to the end of the Initial Period, the Initial Period shall end on the date of delivery of such Offer Notice and the Offer Period shall commence on such date. If neither Calpine nor any of its Affiliates delivers an Offer Notice to Bear Stearns within the Initial Period, Bear Stearns or its Affiliate may, during the period beginning on the forty-sixth (46th) day following the receipt of the Initial Notice by Calpine and ending on the ninetieth (90th) day following the receipt of the Initial Notice by Calpine, Transfer to a Third Party all (but not less than all) of the Equity Securities and/or Assets covered by the Initial Notice, for a purchase price negotiated between Bear Stearns or such Affiliate and such Third Party and on other terms and conditions at least as favorable to Bear Stearns as those contained in the Initial Notice; provided that if a Third Party transferee has accepted such offer, Bear Stearns shall have completed such Transfer within an additional one hundred eighty (180) days from the end of such ninety (90) day period; and provided, further, that, with respect to any such Transfer that is not completed within the time periods set forth in this Section 3.4(b), Bear Stearns shall not complete any such Transfer without again complying with each provision of this Section 3.4, as applicable.

          (c) Upon receipt of an Offer Notice, Bear Stearns and its Affiliates shall have the option to sell the Equity Securities and/or Assets described in the Initial Notice to Calpine (or its Affiliate, as applicable) at the purchase price and upon the terms and conditions specified in the Offer. If Bear Stearns or any of its Affiliates desires to exercise the option set forth in the preceding sentence, it shall deliver an Election Notice to Calpine at any time during the Offer Period, which Election Notice shall specify that Bear Stearns or any of its Affiliates has elected to exercise its option to accept the Offer and sell the Equity Securities and/or Assets described in the Initial Notice to Calpine (or its Affiliate, as applicable) on the terms set forth in the Offer. If Bear Stearns or any of its Affiliates delivers an Election Notice during the Offer Period, then Calpine (or its Affiliates, as applicable) shall be obligated to purchase and Bear Stearns (or such Affiliate, as applicable) shall be obligated to sell, the Equity Securities and/or Assets described in the Initial Notice at the purchase price and on the other terms and conditions indicated in the Offer. The closing of such purchase and sale shall occur on a closing date selected by Calpine or such Affiliate, as applicable; provided, however, that such closing date shall be not less than ten (10) days nor more than ninety (90) days following the date of the Election Notice, unless more time is required to obtain any applicable regulatory or other approvals. If neither Bear Stearns nor any of its Affiliates delivers an Election Notice to Calpine (or its Affiliate, as applicable) within the Offer Period, the Offer shall automatically expire at the end of the Offer Period and neither Calpine nor any of its Affiliates shall have any obligation to purchase the Equity Securities and/or Assets described in the Initial Notice.

          (d) If Calpine or one of its Affiliates delivers an Offer Notice to Bear Stearns within the Initial Period, but neither Bear Stearns nor any of its delivers an Election Notice to Calpine during the Offer Period, Bear Stearns or its Affiliate may, during the period beginning on the sixth (6th) day following the receipt of the Offer Notice by Bear Stearns and ending on the fiftieth
(50th) day following the receipt of the Offer Notice by Bear Stearns, Transfer to a Third Party all (but not less than all) of the Equity Securities and/or Assets covered by the Initial Notice, (x) for the purchase price and on the other terms and conditions contained in the Offer Notice or (y) for a purchase price more favorable financially to Bear Stearns, and on other terms at least as favorable to Bear Stearns, as those contained in the Offer Notice; provided that if a Third Party transferee has accepted such offer, Bear Stearns shall have completed such Transfer within an additional one hundred eighty (180) days from the end of such fifty (50) day period; and provided, further, that, with respect to any such Transfer that is not completed within the time periods set forth in this Section 3.4(d), Bear Stearns shall not complete such Transfer without again complying with each provision of this Section 3.4, as applicable.

          (e) In addition to the foregoing restrictions, Bear Stearns (or the applicable Affiliate) shall not complete any Transfer pursuant to Section 3.4(b) or Section 3.4(d) without receiving the prior consent of Calpine to the transferee of such Transfer, such consent with respect to any proposed Third Party transferee not to be unreasonably withheld or delayed after Bear Stearns' (or the applicable Affiliate's) request for such consent (and in no event shall such consent take more than the longer of ten (10) Business Days following receipt of such request by Calpine or the time remaining until the end of the Initial Period or the Offer Period, as applicable); provided that Calpine may give or withhold such consent in its sole and absolute discretion with respect to any proposed Transfers to a Restricted Transferee. Bear Stearns may make the request for such consent at any time following delivery of an Initial Notice, including contemporaneously with the applicable Initial Notice; provided that Bear Stearns must provide the identity of any proposed Third Party transferee (as well as the identity of the ultimate operating and holding company parent, if any, of each proposed Third Party transferee, if the identity of such Person(s) is not readily apparent) in each request for consent, and otherwise comply with this Section 3.4. Any consent given to a Transfer pursuant to this
Section 3.4(e) shall expire (i) if no proposed Third Party transferee mentioned in a request for consent and approved by Calpine has accepted Bear Stearns' offer to Transfer the Equity Securities and/or Assets covered by the Initial Notice in accordance with Section 3.4(b) or Section 3.4(d) by the end of the ninety (90) day period set forth in Section 3.4(b) or the fifty (50) day period set forth in Section 3.4(d), respectively, at the end of such period, or (ii) if a proposed Third Party transferee approved by Calpine has accepted such offer, if Bear Stearns' Transfer to such Third Party transferee has not been completed within an additional one hundred eighty (180) days from the end of the ninety
(90) day period set forth in Section 3.4(b) or the fifty (50) day period set forth in Section 3.4(d), as applicable.

          (f) Bear Stearns further agrees that in connection with any Transfer subject to this Section 3.4 consented to by Calpine, Bear Stearns shall, if requested by Calpine, deliver to Calpine an opinion of external counsel in form and substance reasonably satisfactory to Calpine and counsel for Calpine, to the effect that the Transfer is not in violation of this Agreement, and is not in violation of the Securities Act or the securities laws of any State. Any purported Transfer in violation of the provisions of this Section 3.4, including any Transfer to a Third Party made without Calpine's prior consent, shall be null and void and shall have no force or effect.

          (g) Notwithstanding anything herein to the contrary, this Section 3.4 shall not apply to (i) a Transfer to Bear Stearns or any of its Affiliates, (ii) a Transfer to Calpine or any of its Affiliates, including any such Transfer pursuant to Section 16.6(d), or (iii) a Transfer to any Person or such Person's Subsidiaries if such Person or its Subsidiaries merge with Bear Stearns or purchase all or substantially all of the Equity Securities or Assets of Bear Stearns.

          (h) In addition to the restrictions set forth elsewhere in this Agreement, in the event of a proposed Transfer to a Third Party by Bear Stearns or any of its Affiliates of Equity Securities and/or Assets of CalBear pursuant to this Section 3.4, Calpine's consent to such Transfer shall not be deemed unreasonably withheld if such Third Party does not agree to become bound in writing at the closing of such Transfer by the terms and conditions of this Agreement and the other Transaction Documents and agree to assume the rights and obligations of Bear Stearns and CalBear hereunder and thereunder pursuant to one or more instruments of assumption reasonably satisfactory in form and substance to Calpine. Notwithstanding the other provisions of this Section 3.4, unless expressly waived by Calpine, any otherwise permitted Transfer shall be null and void ab initio if Calpine does not receive written instruments with respect to such Transfer (including copies of any instruments of assumption and the Third Party transferee's consent to be bound by this Agreement and the other Transaction Documents, as applicable) that are in a form reasonably satisfactory in form and substance to Calpine. Upon the execution of such instruments of assumption by such Third Party, such Third Party shall be deemed to be Bear Stearns and CalBear for all purposes of this Agreement.

          (i) In addition to the restrictions set forth elsewhere in this Agreement, in the event of a proposed Transfer to a Third Party by Bear Stearns or any of its Affiliates of Equity Securities and/or Assets of CalBear pursuant to this Section 3.4, Calpine's consent to such Transfer shall not be deemed unreasonably withheld if such Third Party does not have, at the time of the transfer, a credit rating by (i) Standard & Poors Ratings Group of at least BBB+ and (ii) Moody's Investor Services of at least Baa1.

   3.5    No Joint Venture or Partnership Created.

          (a) Calpine and the Calpine Transaction Parties, on the one hand, and Bear Stearns and CalBear, on the other hand, are independent contractors. Neither Calpine or any Calpine Transaction Party, on the one hand, nor Bear Stearns or CalBear, on the other hand, is an agent (except as specifically provided in the Agency and Services Agreement), representative or partner of Bear Stearns or CalBear, or Calpine or any Calpine Transaction Party,
respectively, and each of Calpine and the Calpine Transaction Parties and Bear Stearns and CalBear agrees that the Transaction, this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby are not intended to create, and shall not be interpreted, construed or deemed to create in any respect an association, joint venture, co-ownership, co-authorship, or partnership, whether general, limited or otherwise, between Calpine or any Calpine Transaction Party, on the one hand, and Bear Stearns or CalBear, on the other hand, or to impose any partnership obligation or partnership liability between Calpine or any Calpine Transaction Party, on the one hand, and Bear Stearns or CalBear, on the other hand. None of Calpine or any Calpine Transaction Party, on the one hand, nor Bear Stearns or CalBear, on the other hand, shall have any right, power or authority to negotiate, execute, authenticate or deliver any Contract for or on behalf of or in the name of, or to incur any Liability for, or to otherwise bind, Bear Stearns or Calpine, respectively, or bind CalBear or any of the Calpine Transaction Parties, respectively, except as specifically set forth in the Agency and Services Agreement or the Trading Master Agreement, in each case with respect to CalBear and CMSC. Calpine and the Calpine Transaction Parties, on the one hand, and Bear Stearns and CalBear, on the other hand, agree that they are not, and shall not be, and shall not hold Bear Stearns or CalBear, or Calpine or the Calpine Transaction Parties, respectively, out to be, co-employers.

          (b) The Parties will determine a public description of the Transaction mutually satisfactory to Calpine and Bear Stearns. Calpine and Bear Stearns shall not, and shall cause their Affiliates not to, make any press release that is materially inconsistent with such public description. Reference is made to
Section 18.13 for other agreements with respect to press releases.

   3.6    Conflicts of Interest; Non-Discrimination.

          (a) Conflicts of Interest. Calpine, CMSC, Bear Stearns and CalBear acknowledge that CMSC is providing the Services to CalBear and that Calpine (a) indirectly owns a one hundred percent (100%) equity interest in CMSC and (b) either directly or indirectly through one or more of its wholly-owned Subsidiaries, including CES or CMSC, is conducting for its own account a business similar to the CalBear Referral Business. Accordingly, Calpine, CMSC, Bear Stearns and CalBear acknowledge and agree that conflicts may arise from time to time between the interests of CalBear, on the one hand, and CMSC, CES and Calpine's other Affiliates, on the other hand. In addition, Calpine, CMSC, Bear Stearns and CalBear acknowledge and agree that CMSC may provide services similar to the Services with respect to transactions entered into by Third Parties or for or on behalf of Third Parties by CMSC. The Parties acknowledge that Section 4.2 of the Agency and Services Agreement contains certain covenants of CMSC representing the sole and exclusive agreement of the Parties with respect to such conflicts of interest.

          (b) Non-Discrimination. Calpine agrees that it shall, and shall cause its Affiliates to, cause CMSC to comply with its obligations pursuant to Section
4.2 of the Agency and Services Agreement. Calpine agrees that it shall not, and shall cause its Affiliates not to, take any action or enter into any agreement, transaction or arrangement with the purpose of avoiding CMSC's obligations under
Section 4.2 of the Agency and Services Agreement, including by providing services substantially similar to the Services through Calpine or any of its Affiliates other than CES or CMSC with the purpose of avoiding CMSC's obligations under Section 4.2 of the Agency and Services Agreement.

   3.7    Non-Solicitation of Bear Stearns Employees.

          (a) Prior to the termination of this Agreement and for a period of one
(1) year following the date of termination of this Agreement, each of Calpine and the Calpine Transaction Parties shall not, and shall cause their Affiliates not to, directly or indirectly, for itself or on behalf of any other Person, (i) hire any employee of Bear Stearns or CalBear who is involved in the transactions contemplated hereby or by the other Transaction Documents or the CalBear Trades and who is listed on Schedule 3.7(a) (provided that Schedule 3.7(a) shall not initially include more than [*] employees) (A) while such employee is employed by Bear Stearns or CalBear, or (B) in the event of a voluntary resignation from Bear Stearns or CalBear of an employee listed on Schedule 3.7(a) at the time of such resignation, for a period of (60) days following such resignation, or (ii) solicit, induce or attempt to solicit or induce any employee of Bear Stearns or CalBear listed on Schedule 3.7(a) to leave his or her employment with Bear Stearns or CalBear, as applicable; provided that a general solicitation or an employment agency solicitation that is not directed to specifically target any such employee shall not be deemed to violate this Section 3.7(a)(ii) so long as Calpine, the Calpine Transaction Parties and their Affiliates do not hire any such employee as a result of such solicitation or inducement.

          (b) Once each calendar year, commencing with calendar year 2006, Bear Stearns may modify Schedule 3.7(a) to (i) increase the number of employees listed on Schedule 3.7(a) up to the number of employees that Calpine includes on
Schedule 3.8(a), and/or (ii) remove employees from Schedule 3.7(a); provided that if Bear Stearns modifies Schedule 3.7(a) to remove any employee therefrom,
Section 3.7(a) shall no longer apply with respect to such employee; and provided, further, that such modifications to Schedule 3.7(a) shall not be effective until Bear Stearns provides a copy of such modified Schedule 3.7(a) (highlighting any modifications thereto) to Calpine in accordance with Section
18.2. In addition, after (i) the dismissal or termination of any employee listed on Schedule 3.7(a) or (ii) sixty (60) days have elapsed following a voluntary resignation of an employee listed on Schedule 3.7(a), Schedule 3.7(a) shall automatically be modified to remove the name of such employee, and Bear Stearns shall promptly provide a copy of such modified Schedule 3.7(a) to Calpine in accordance with Section 18.2.

          (c) Notwithstanding the provisions of Section 3.7(a), none of Calpine, the Calpine Transaction Parties or their Affiliates shall be deemed to have violated Section 3.7(a) until Bear Stearns provides notice to Calpine of the hiring and/or solicitation of any employee of Bear Stearns or CalBear in violation of Section 3.7(a) (which notice contains the name, title and position of the employee hired in violation of Section 3.7(a) or details concerning the solicitation violating Section 3.7(a)) and Bear Stearns has provided Calpine the opportunity to cure such violation in accordance with this Section 3.7(c). During the period commencing on the date of receipt of any such notice and ending on the thirtieth (30th) day thereafter (subject to an extension for any retention period or other period required by Applicable Law), Calpine shall be entitled to cure any violation of Section 3.7(a) by dismissing the employee named in the notice (on terms determined by Calpine in its discretion, but subject to the length of the cure period described above) or ceasing the activity causing the solicitation described in the notice, as applicable.

   3.8    Non-Solicitation of Calpine Employees.

          (a) Prior to the termination of this Agreement and for a period of one
(1) year following the date of termination of this Agreement, each of Bear Stearns and CalBear shall not, and shall cause their Affiliates not to, directly or indirectly, for itself or on behalf of any other Person, (i) hire any employee of Calpine or any Calpine Transaction Party who is involved in the transactions contemplated hereby or by the other Transaction Documents or the CalBear Trades or the Services and who is listed on Schedule 3.8(a) (provided that Schedule 3.8(a) shall not initially include more than [*] employees) (A) while such employee is employed by Calpine or any Calpine Transaction Party, or
(B) in the event of a voluntary resignation from Calpine or any Calpine Transaction Party of an employee listed on Schedule 3.8(a) at the time of such resignation, for a period of (60) days following such resignation, or (ii) solicit, induce or attempt to solicit or induce any employee of Calpine or any Calpine Transaction Party listed on Schedule 3.8(a) to leave his or her employment with Calpine or any Calpine Transaction Party, as applicable; provided that a general solicitation or an employment agency solicitation that is not directed to specifically target any such employee shall not be deemed to violate this Section 3.8(a)(ii) so long as Bear Stearns and CalBear and their Affiliates do not hire any such employee as a result of such solicitation or inducement.

          (b) Once each calendar year, commencing with calendar year 2006, Calpine may modify Schedule 3.8(a) to (i) proportionally increase the number of employees listed on Schedule 3.8(a) to reflect increases in the number of employees of CMSC, and/or (ii) remove employees from Schedule 3.8(a); provided that if Calpine modifies Schedule 3.8(a) to remove any employee therefrom,
Section 3.8(a) shall no longer apply with respect to such employee; and provided, further, that such modifications to Schedule 3.8(a) shall not be effective until Calpine provides a copy of such modified Schedule 3.8(a) (highlighting any modifications thereto) to Bear Stearns in accordance with
Section 18.2. In addition, after (i) the dismissal or termination of any employee listed on Schedule 3.8(a) or (ii) sixty (60) days have elapsed following a voluntary resignation of an employee listed on Schedule 3.8(a),
Schedule 3.8(a) shall automatically be modified to remove the name of such employee, and Calpine shall promptly provide a copy of such modified Schedule 3.8(a) to Bear Stearns in accordance with Section 18.2.

          (c) Notwithstanding the provisions of Section 3.8(a), none of Bear Stearns, CalBear or their Affiliates shall be deemed to have violated Section 3.8(a) until Calpine provides notice to Bear Stearns of the hiring and/or solicitation of any employee of Calpine or any Calpine Transaction Party in violation of Section 3.8(a) (which notice contains the name, title and position of the employee hired in violation of Section 3.8(a) or details concerning the solicitation violating Section 3.8(a)) and Calpine has provided Bear Stearns the opportunity to cure such violation in accordance with this Section 3.8(c). During the period commencing on the date of receipt of any such notice and ending on the thirtieth (30th) day thereafter (subject to an extension for any retention period or other period required by Applicable Law), Bear Stearns shall be entitled to cure any violation of Section 3.8(a) by dismissing the employee named in the notice (on terms determined by Bear Stearns in its discretion, but subject to the length of the cure period described above) or ceasing the activity causing the solicitation described in the notice, as applicable.

   3.9    Confidential Information.

          (a) Prior to the termination of this Agreement and for a period of one
(1) year following the termination of this Agreement, the Parties shall, and shall cause their respective Affiliates and Representatives to, (i) maintain in strict confidence any and all Confidential Information concerning the Parties and the CalBear Business (including the CalBear Information) and not disclose to any Third Party any such Confidential Information and (ii) restrict the use of Confidential Information to prevent anticompetitive use of such information in violation of antitrust laws, including with respect to Confidential Information regarding trading positions, pricing models, projected trades and other commercial information related to the Power and Gas trading markets developed by CMSC, with respect to compliance by Bear Stearns and CalBear, or CalBear, with respect to compliance by Calpine and the Calpine Transaction Parties; provided that the foregoing obligations shall not apply to Calpine or the Calpine Transaction Parties in connection with a disclosure by Calpine or the Calpine Transaction Parties of the aggregate net portfolio positions of CES, but, for the avoidance of doubt, shall apply with respect to any individual Credit Enhancement Trade or any disclosure that, directly or indirectly, would allow a Third Party to identify or otherwise directly determine the terms of any Credit Enhancement Trade. It is understood that the Parties shall not have any liability hereunder with respect to information that (i) is, or through no fault of the Parties or any of their respective Affiliates or Representatives becomes, generally available to the public, (ii) is received from a Third Party and is not subject to any confidentiality obligation between the receiving Party or Parties and such Third Party, (iii) is independently developed by a Party without the use of the Confidential Information, (iv) the Parties or their respective Affiliates or Representatives are legally required to disclose, or that is the subject of any disclosure request made by any Governmental Authority or by any Third Party pursuant to Applicable Law, or (v) is necessary in connection with the defense or prosecution of any Action.

          (b) In the event that a Party or any of its Affiliates or Representatives is required or requested to disclose any Confidential Information pursuant to Section 3.9(a)(iv) or (v), such Party shall, unless prohibited or otherwise required by Applicable Law, if an Affiliate of Calpine, promptly notify Bear Stearns, or if an Affiliate of Bear Stearns, promptly notify Calpine, so that the Parties may cooperate in seeking a protective order and/or other motion, at the expense of the Party seeking such protective order and/or other motion, to prevent or limit the production or disclosure of such Confidential Information. If such protective order is not obtained or such motion has been denied, then the Person required or requested to disclose such Confidential Information may disclose only that portion of such Confidential Information which, based on the advice of such Person's outside legal counsel, is required by Applicable Law or requested by a Governmental Authority to be disclosed (provided that the Person required or requested to disclose such information shall use all reasonable efforts to preserve the confidentiality of the remainder of such Confidential Information). Such Person shall continue to be bound by its obligations pursuant to this Section 3.9 for any Confidential Information that is not required or requested to be disclosed, or that has been afforded protective treatment, pursuant to such order or motion.

          (c) Notwithstanding the provisions of Section 3.9(a) above, disclosures of Confidential Information may be made (i) in the ordinary course of CalBear's business, but only to the extent reasonably necessary to conduct such business, (ii) to each Party's advisors, auditors, legal counsel and insurers and lenders who reasonably need to have access to such Confidential Information in connection with the performance of their work, (iii) to Representatives of Calpine and its Affiliates who reasonably need to have access to such Confidential Information in connection with the performance of their work, (iv) to Representatives of Bear Stearns and its Affiliates who reasonably need to have access to such Confidential Information in connection with the performance of their work, (v) to bona fide potential Third Party purchasers of an interest in any Party or its Subsidiaries, but in each case only to the extent required in connection with such transaction; provided that any such Third Party receiving any Confidential Information agrees to maintain the confidentiality of such Confidential Information in accordance with the terms hereof, and (vi) by any Party or any of their respective Affiliates at any time in connection with any reporting requirements of such Person under any Applicable Law, any bona fide debt or equity financing of such Person, any bona fide merger or sale of such Person, or any bona fide sale of all or substantially all of such Person's Assets, but in each case only to the extent reasonably necessary in connection with such transaction, and such Confidential Information may be included in any financial statements, schedules or information, any diligence materials or any prospectus, offering memorandum, information statement or proxy statement provided to any Person in connection therewith (provided that any such disclosure pursuant to this clause (vi) shall not include the terms of any individual CalBear Trade or any disclosure that, directly or indirectly, would allow a Third Party to identify or otherwise directly determine the terms of any individual CalBear Trade, without prior notice to each Party that is not an Affiliate of the disclosing Party unless prohibited by Applicable Law).

    3.10 Netting. Except as expressly set forth in Section 4.4(e) of the Agency and Services Agreement, in the event that, at any time, Calpine or any Calpine Transaction Party, on the one hand, or Bear Stearns or CalBear, on the other hand, is required, pursuant to this Agreement, the other Transaction Documents, the transactions contemplated hereby or thereby, the Services or the CalBear Trades, to make any Payment to Bear Stearns or CalBear, on the one hand, or Calpine or any Calpine Transaction Party, on the other hand, respectively, then in each case the amounts of such Payments between or among Calpine, the Calpine Transaction Parties, Bear Stearns and CalBear, as applicable, may be aggregated and Calpine and the Calpine Transaction Parties, on the one hand, or Bear Stearns and CalBear, on the other hand, as applicable, may discharge their obligations to make such Payments through netting, in which case the Party (or Calpine and the Calpine Transaction Parties or Bear Stearns and CalBear, in each case as a group), if any, owing the greater aggregate amount to any other Party (or Calpine and the Calpine Transaction Parties or Bear Stearns and CalBear, in each case as a group), may pay to the Party (or such group of Parties) to which the applicable Payment or Payments are owed the difference between the amounts owed. For the avoidance of doubt, this Section 3.10 is intended to permit netting of all amounts due among the Parties hereto or the parties to any other Transaction Documents to the fullest extent possible. Each Party reserves to itself all rights, setoffs, counterclaims and other remedies and defenses consistent with Article XVII (to the extent not expressly herein waived or denied) which each such Party is or may be entitled to arising from or out of this Agreement and the other Transaction Documents. All outstanding CalBear Trades, Services and obligations to make Payment in connection therewith under this Agreement and the other Transaction Documents may be offset against each other, set off or recouped therefrom. Except as provided in this Agreement or the other Transaction Documents, upon the termination of this Agreement or any other Transaction Document, the Parties shall continue to net all amounts due among them arising under this Agreement or the other Transaction Documents.

    3.11 Acknowledgements. Each Party acknowledges that, in view of the nature of the Transaction and the CalBear Business, and the consideration given by the Parties therefore, the restrictions contained in Sections 3.2, 3.3, 3.4, 3.5, 3.6, 3.7, 3.8, 3.9, 3.12, and 3.15 are reasonably necessary to protect the legitimate business interests of the Parties and that any violation of such restrictions will result in irreparable injury to the Parties, the Transaction and the CalBear Business for which damages will not be an adequate remedy. Each Party therefore acknowledges that, if any such restrictions are violated by it, each other Party that is not an Affiliate of such Party shall be entitled to preliminary and injunctive relief or other equitable remedies. Each Party has independently consulted with its counsel and after such consultation agrees that the covenants set forth in Sections 3.2, 3.3, 3.4, 3.5, 3.6, 3.7, 3.8, 3.9,
3.12, and 3.15 are reasonable and appropriate. If the final judgment of a court or arbitration body of competent jurisdiction declares that any term or provision of Sections 3.2, 3.3, 3.4, 3.5, 3.6, 3.7, 3.8, 3.9, 3.12, and 3.15 is
invalid or unenforceable, the Parties agree that the court or arbitration body making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or


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

provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment or determination may be appealed.

    3.12 CMSC Board Representation. CalBear shall be entitled to designate up to two (2) members of the board of directors of CMSC (each, a "Designated CMSC Board Member"); provided that each such Designated CMSC Board Member shall be either (a) a professional independent director compensated by Bear Stearns or its Affiliates (other than CalBear) and reasonably acceptable to Calpine, or (b) an employee of Bear Stearns or its Affiliates with a title of Managing Director or equivalent or a more senior title. CalBear shall be entitled to designate a replacement for any Designated CMSC Board Member at any time, whether upon the death, removal or resignation of such Designated CMSC Board Member or otherwise. If CalBear designates any Designated CMSC Board Member at any time, Calpine and each of the Calpine Transaction Parties agrees, and agrees to cause its Affiliates to (a) vote for, elect or appoint each such Designated CMSC Board Member designated by CalBear to the board of directors of CMSC promptly following such designation, (b) vote for, elect or appoint any replacement Designated CMSC Board Member designated by CalBear to the board of directors of CMSC promptly following such designation, and (c) unless otherwise requested by Bear Stearns, maintain the Designated CMSC Board Members (as replaced by CalBear from time to time) as directors of CMSC at all times prior to the termination of this Agreement. CMSC's Organizational Documents shall provide that any decision of the board of directors of CMSC shall require the consent of the Designated CMSC Board Members, if any, to (i) initiate a voluntary Bankruptcy Event, (ii) consent to an involuntary Bankruptcy Event, or (iii) modify the Organizational Documents of CMSC to eliminate or otherwise alter the voting rights of the Designated CMSC Board Members or CalBear's right to designate, or Calpine and its Affiliates duty to appoint, such Designated CMSC Board Members. CMSC's Organizational Documents shall also provide that the Designated CMSC Board Members shall not be entitled to vote with respect to any matter presented to the board of directors of CMSC other than the matters listed in the preceding sentence.

   3.13   Performance of Financial Obligations of CalBear.

          Bear Stearns shall provide to CalBear all funds and collateral necessary for CalBear to perform its obligations under the Third Party Master Agreements, and the CalBear Trades, and to pay the amounts required to be paid by CalBear pursuant to Section 4.17 of the Agency and Services Agreement, and shall itself or shall cause CalBear to perform CalBear's Payment obligations under the Third Party Master Agreements and the CalBear Trades, and to pay the amounts required to be paid by CalBear pursuant to Section 4.17 of the Agency and Services Agreement, in each case in accordance with such Section.

    3.14 [*]3.15 Fiscal Year of CalBear. CalBear shall not change its Fiscal Year without the prior consent of Calpine, such consent not to be unreasonably withheld; provided that Calpine's consent shall not be required in the event that such change is made to conform CalBear's fiscal year to Bear Stearns' fiscal year in connection with a change of Bear Stearns' fiscal year; and provided, further, that in connection with any change in the Fiscal Year of

CalBear, the provisions of the Transaction Documents shall be adjusted as applicable to conform to such adjusted fiscal year and shall also be adjusted to the extent necessary to give effect to the original intent of the provisions of the Transaction Documents, as if such change in the Fiscal Year of CalBear had not occurred, including appropriate proration or other adjustment of any Payments paid pursuant to the Transaction Documents.

    3.16 Interest on Overdue Amounts. In the event that, at any time, Calpine or any Calpine Transaction Party, on the one hand, or Bear Stearns or CalBear, on the other hand, fails to make any Payment when due to Bear Stearns or CalBear, on the one hand, or Calpine or any Calpine Transaction Party, on the other hand, then the outstanding principal amount of such overdue Payment shall bear interest at the lesser of (a) a rate equal to LIBOR [*](or shall bear additional interest at a rate equal to the existing interest rate on such overdue Payment [*], if such overdue Payment already bears interest; provided that any overdue Payment already bearing default or additional interest shall not bear further interest pursuant to this Section 3.16) or (b) the highest rate permitted by law, until such overdue Payment plus all accumulated but unpaid interest (and additional interest, if applicable) thereon is paid in full, and the Party making such overdue Payment shall pay all accumulated but unpaid interest (and additional interest, if applicable) on the amount of such overdue Payment at the time the principal of such overdue Payment is paid.

                                  ARTICLE IV.
                               CALPINE GUARANTEE

          Calpine covenants and agrees with Bear Stearns and CalBear that from and after the Effective Date:

   4.1    Calpine Guarantee.

          (a) Subject to the terms of this Article IV, in consideration of each of Bear Stearns and CalBear entering into the Transaction Documents, Calpine hereby unconditionally and irrevocably guarantees, as primary obligor and not as surety (the "Calpine Guarantee"), to each of Bear Stearns and CalBear, and their respective successors and assigns:

               (i) the prompt payment in full when due of all amounts owed by and due from any Calpine Transaction Party to Bear Stearns or CalBear pursuant to the terms of the Transaction Documents, including all amounts owed by and due from any Calpine Transaction Party to Bear Stearns or CalBear pursuant to
Section 15.1(a) and pursuant to Section 6.3 of the Trading Master Agreement; and

               (ii) that in case of any extension of time of payment of any of such obligations, such obligations will be promptly paid in full when due in accordance with the terms of the extension.

Failing payment when due of any amount so guaranteed for any reason whatsoever, Calpine will promptly pay the same on the date such payment is due. The Parties agree that this is a guarantee of payment and not a guarantee of collection or performance.

          (b) Calpine hereby agrees that its obligations under this Calpine Guarantee are absolute, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of this Agreement or the other Transaction Documents, the absence of any Action to enforce the same, any waiver or consent by Bear Stearns or CalBear, any course of dealings among the Parties with respect to any provisions hereof or thereof, the recovery of any judgment against any Calpine Transaction Party, any Action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge of defense of Calpine. Calpine hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of any Bankruptcy of Calpine or any Calpine Transaction Party, any right to require a proceeding first against any Calpine Transaction Party, protest, notice and all demands whatsoever and covenants that this Calpine Guarantee will not be discharged except by complete performance and payment of the obligations contained in this Agreement and the other Transaction Documents.

          (c) If Bear Stearns or CalBear is required by any Governmental Authority or otherwise to return to Calpine or any Calpine Transaction Party or any custodian, trustee, liquidator or other similar official acting in relation to Calpine or any Calpine Transaction Party, any amount paid by them to Bear Stearns or CalBear, this Calpine Guarantee, to the extent theretofore discharged, will be reinstated in full force and effect with respect to such amount.

          (d) Calpine agrees that it will not be entitled to any right of subrogation in relation to Bear Stearns or CalBear in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Calpine further agrees that, as between Calpine, on the one hand, and Bear Stearns or CalBear, on the other hand, (i) the maturity of any obligations guaranteed hereby that may be accelerated pursuant to the terms of the Transaction Documents, may be so accelerated for the purposes of this Calpine Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby and (ii) in the event of any declaration of acceleration of such obligations as provided in the Transaction Documents, such obligations (whether or not due and payable) will forthwith become due and payable by Calpine for the purpose of this Calpine Guarantee. Calpine will have the right to seek contribution from any non-paying Calpine Transaction Party so long as the exercise of such right does not impair the rights of Bear Stearns or CalBear under this Calpine Guarantee.

    4.2 Calpine May Consolidate, etc., on Certain Terms. Calpine may not sell or otherwise dispose of all or substantially all of its Assets to, or consolidate with or merge with or into (whether or not Calpine is the surviving Person) another Person unless the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger unconditionally assumes all the obligations of Calpine under this Agreement, the Calpine Guarantee and the other Transaction Documents. Except as set forth in this Section 4.2, nothing contained in this Agreement will prevent any consolidation or merger of Calpine or any sale or conveyance of all or substantially all of the property of Calpine.

   4.3    Release.

          Upon termination of this Agreement in accordance with Section 16.6 and full and final discharge of all obligations of Calpine and the Calpine Transaction Parties under the Transaction Documents, Calpine shall be fully and unconditionally released and relieved from any obligation under the Calpine Guarantee; provided that if, following such discharge, Bear Stearns or CalBear is required by any Governmental Authority or otherwise to return to Calpine or any Calpine Transaction Party or any custodian, trustee, liquidator or other similar official acting in relation to Calpine or any Calpine Transaction Party, any amount paid by them to Bear Stearns or CalBear, the Calpine Guarantee, to the extent theretofore released, relieved or otherwise discharged, will be reinstated in full force and effect.

                                   ARTICLE V.
                            BEAR STEARNS GUARANTEE

          Bear Stearns covenants and agrees with Calpine and each of the Calpine Transaction Parties that from and after the Effective Date:

   5.1    Bear Stearns Guarantee.

          (a) Subject to the terms of this Article V, in consideration of Calpine and the Calpine Transaction Parties entering into the Transaction Documents, Bear Stearns hereby unconditionally and irrevocably guarantees, as primary obligor and not as surety (the "Bear Stearns Guarantee"), to each of Calpine and the Calpine Transaction Parties, and their respective successors and assigns:

               (i) the prompt payment in full when due of all amounts owed by and due from CalBear to Calpine or any Calpine Transaction Party pursuant to the terms of the Transaction Documents, including all amounts owed by and due from CalBear to Calpine or any Calpine Transaction Party pursuant to Section 15.1(b); and

               (ii) that in case of any extension of time of payment of any of such obligations, such obligations will be promptly paid in full when due in accordance with the terms of the extension.

Failing payment when due of any amount so guaranteed for any reason whatsoever, Bear Stearns will promptly pay the same on the date such payment is due. The Parties agree that this is a guarantee of payment and not a guarantee of collection or performance.

          (b) Bear Stearns hereby agrees that its obligations under this Bear Stearns Guarantee are absolute, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of this Agreement or the other Transaction Documents, the absence of any Action to enforce the same, any waiver or consent by Calpine or any Calpine Transaction Party, any course of dealings among the Parties with respect to any provisions hereof or thereof, the recovery of any judgment against CalBear, any Action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge of defense of Bear Stearns. Bear Stearns hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of any Bankruptcy of Bear Stearns or CalBear, any right to require a proceeding first against CalBear, protest, notice and all demands whatsoever and covenants that this Bear

Stearns Guarantee will not be discharged except by complete performance and payment of the obligations contained in this Agreement and the other Transaction Documents.

          (c) If Calpine or any Calpine Transaction Party is required by any Governmental Authority or otherwise to return to Bear Stearns or CalBear or any custodian, trustee, liquidator or other similar official acting in relation to Bear Stearns or CalBear, any amount paid by them to Calpine or any Calpine Transaction Party, this Bear Stearns Guarantee, to the extent theretofore discharged, will be reinstated in full force and effect with respect to such amount.

          (d) Bear Stearns agrees that it will not be entitled to any right of subrogation in relation to Calpine or the Calpine Transaction Parties in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Bear Stearns further agrees that, as between Bear Stearns, on the one hand, and Calpine or the Calpine Transaction Parties, on the other hand,
(i) the maturity of any obligations guaranteed hereby that may be accelerated pursuant to the terms of the Transaction Documents, may be so accelerated for the purposes of this Bear Stearns Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby and (ii) in the event of any declaration of acceleration of such obligations as provided in the Transaction Documents, such obligations (whether or not due and payable) will forthwith become due and payable by Bear Stearns for the purpose of this Bear Stearns Guarantee. Bear Stearns will have the right to seek contribution from CalBear so long as the exercise of such right does not impair the rights of Calpine or the Calpine Transaction Parties under this Bear Stearns Guarantee.

    5.2 Bear Stearns May Consolidate, etc., on Certain Terms. Bear Stearns may not sell or otherwise dispose of all or substantially all of its Assets to, or consolidate with or merge with or into (whether or not Bear Stearns is the surviving Person) another Person unless the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger unconditionally assumes all the obligations of Bear Stearns under this Agreement, the Bear Stearns Guarantee and the other Transaction Documents. Except as set forth in this Section 5.2, nothing contained in this Agreement will prevent any consolidation or merger of Bear Stearns or any sale or conveyance of all or substantially all of the property of Bear Stearns.

   5.3    Release.

          Upon termination of this Agreement in accordance with Section 16.6 and full and final discharge of all obligations of Bear Stearns and CalBear under the Transaction Documents, Bear Stearns shall be fully and unconditionally released and relieved from any obligation under the Bear Stearns Guarantee; provided that if, following such discharge, Calpine or any Calpine Transaction Party is required by any Governmental Authority or otherwise to return to Bear Stearns or CalBear or any custodian, trustee, liquidator or other similar official acting in relation to Bear Stearns or CalBear, any amount paid by them to Calpine or any Calpine Transaction Party, the Bear Stearns Guarantee, to the extent theretofore released, relieved or otherwise discharged, will be reinstated in full force and effect.

                                  ARTICLE VI.
                              REGULATORY MATTERS

   6.1    Regulatory Matters With Respect to Calpine.

          (a) Calpine and each of the Calpine Transaction Parties hereby covenant and agree from and after the Effective Date that they shall take all necessary or appropriate actions to maintain exemption from material regulatory restrictions under PUHCA (other than Section 9(a)(2) of PUHCA).

          (b) CES and CMSC hereby covenant and agree from and after the Effective Date that they shall take or cause to be taken all necessary or appropriate actions to maintain for CES and CMSC, respectively, FERC authorization to sell Power at wholesale at market-based rates and, to the extent necessary, any other FERC approval required under the FPA to sell Power at wholesale, in each case to the extent necessary to permit ongoing performance by CES and CMSC under the Transaction Documents.

          (c) Calpine and the Calpine Transaction Parties hereby covenant and agree from and after the Effective Date to (i) obtain all material Regulatory Approvals, and (ii) comply with all material applicable federal and state energy, and federal commodity, regulatory laws, including all material notices, filings, reports, consents, authorizations or exemptions from registration required or permitted under the FPA, PUHCA, CEA and state utility laws and regulations, in each case to the extent necessary to permit ongoing performance by Calpine and the Calpine Transaction Parties under the Transaction Documents.

   6.2    Regulatory Matters With Respect to Bear Stearns.

          (a) Bear Stearns and CalBear hereby covenant and agree from and after the Effective Date that they shall take all necessary or appropriate actions to maintain exemption from material regulatory restrictions under PUHCA (other than Section 9(a)(2) of PUHCA).

          (b) CalBear hereby covenants and agrees from and after the Effective Date that it shall take or cause to be taken all necessary or appropriate actions to maintain for CalBear FERC authorization to sell Power at wholesale at market-based rates and, to the extent necessary, any other FERC approval required under the FPA to sell Power at wholesale, in each case to the extent necessary to permit ongoing performance by CalBear under the Transaction Documents.

          (c) Subject to compliance with Section 4.1(n) of the Agency and Services Agreement by CMSC, Bear Stearns and CalBear covenant and agree from and after the Effective Date to (i) obtain all material Regulatory Approvals, and
(ii) comply with all material applicable federal and state energy regulatory laws, including all material notices, filings, reports, consents or authorizations or exemptions from registration required or permitted under the FPA, PUHCA and state utility laws and regulations, in each case to the extent necessary to permit ongoing performance by Bear Stearns and CalBear under the Transaction Documents.

    6.3 Regulatory Matters With Respect to CalBear and CMSC. From and after the date of this Agreement, each Party covenants and agrees that it shall cooperate with the other Parties to take or cause to be taken all necessary or appropriate actions to prepare and file all documents necessary for (i) CES,
(ii) CMSC's predecessor CES Marketing VII, LLC, and (iii) CalBear's predecessor Arroyo Energy LP, to obtain FERC approval under Section 203 of the FPA for (A) an internal corporate restructuring of the upstream ownership of Arroyo Energy LP, (B) the performance of the Services by CMSC, (C) the provision of energy related services by CMSC to CES, and any notice filings or other approvals, as needed under Section 203 of the FPA in respect of the Transaction. With respect to these filings, the Parties shall cooperate and use commercially reasonable efforts to share and develop information necessary for such filings and drafts of such filings and shall give each other reasonable opportunity to comment on and to revise such draft filings before such filings are submitted to FERC.

                                  ARTICLE VII.
               NOTICES, RECORDS, MEETINGS, AUDITS AND AVAILABILITY

          Each of the Parties covenants and agrees with each other that from and after the Effective Date, subject to the confidentiality obligations contained in Section 3.9:

   7.1    Notices.


          (a)   Notice   from   Calpine.   Anything   herein  to  the   contrary
notwithstanding, Calpine and the Calpine Transaction Parties shall promptly, upon obtaining knowledge thereof, submit notice to Bear Stearns and CalBear of:

               (i) any Actions pending or, to the knowledge of Calpine or the Calpine Transaction Parties, threatened in writing or filed by any Person, concerning the CalBear Business, the CalBear Trades, this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby;

               (ii) any refusal or, to the knowledge of Calpine or the Calpine Transaction Parties, refusal threatened in writing to grant, renew or extend, or any Action pending or threatened in writing that would reasonably be expected to affect, the granting, renewal or extension of any material Regulatory Approval, including CES', CMSC's or CalBear's FERC-granted market-based rate authorization;

               (iii) any material dispute with any Governmental Authority relating to the CalBear Trades, the Transaction Documents, the CalBear Business or Calpine's and the Calpine Trading Parties' ability to perform their obligations under the Transaction Documents;

               (iv) any Bankruptcy Event with respect to Calpine, any of the Calpine Transaction Parties or any Significant Subsidiary of Calpine;

               (v) any Material Adverse Change with respect to Calpine or any of the Calpine Transaction Parties;

               (vi) all material penalties or notices of violation issued or threatened by any Governmental Authority or other Person relating to the CalBear Trades or the Services;

               (vii) the violation by Calpine or any Calpine Transaction Party in any material respect of any Applicable Law relating to the Services, the CalBear Trades, the Transaction Documents or the CalBear Business;

               (viii) the failure by Calpine or any Calpine Transaction Party to perform any covenant or agreement of Calpine or such Calpine Transaction Party, respectively, set forth in this Agreement or any other Transaction Document, which failure constitutes a material breach of this Agreement or such other Transaction Document; provided that any breach of this clause (viii) shall be deemed to be cured upon cure of the underlying failure to perform; or

               (ix) any other event or circumstance that would be reasonably likely to materially adversely affect Calpine's or any Calpine Transaction Party's ability to engage in Trades, perform Services or otherwise perform its obligations under the Transaction Documents.

          (b) Notice from Bear Stearns. Anything herein to the contrary notwithstanding, Bear Stearns and CalBear shall promptly, upon obtaining knowledge thereof, submit notice to Calpine and the Calpine Transaction Parties of:

               (i) any Actions pending or, to the knowledge of Bear Stearns or CalBear, threatened in writing or filed by any Person, concerning the CalBear Business, the CalBear Trades, this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby;

               (ii) any refusal or, to the knowledge of Bear Stearns or CalBear, refusal threatened in writing to grant, renew or extend, or any Action pending or threatened in writing that would reasonably be expected to affect, the granting, renewal or extension of any material Regulatory Approval, including CalBear's FERC-granted market-based rate authorization;

               (iii) any material dispute with any Governmental Authority relating to the CalBear Trades, the Transaction Documents, the CalBear Business or Bear Stearns' and CalBear's ability to perform their obligations under the Transaction Documents;

               (iv) any Bankruptcy Event with respect to Bear Stearns, CalBear or any Significant Subsidiary of Bear Stearns;

               (v) any Material Adverse Change with respect to Bear Stearns or CalBear;

               (vi) all material penalties or notices of violation issued or threatened by any Governmental Authority or other Person relating to the CalBear Trades or the Services;

               (vii) the violation by Bear Stearns or CalBear in any material respect of any Applicable Law relating to the CalBear Trades, the Transaction Documents or the CalBear Business;

               (viii) the failure by Bear Stearns or CalBear to perform any covenant or agreement of Bear Stearns or CalBear, respectively, set forth in this Agreement or any other Transaction Document, which failure constitutes a material breach of this Agreement or such other Transaction Document; provided that any breach of this clause (viii) shall be deemed to be cured upon cure of the underlying failure to perform;

               (ix) any downgrade of the credit rating assigned to Bear Stearns by (i) Standard & Poors Ratings Group below BBB+ or (ii) Moody's Investor Services below Baa1;

               (x) any change of Bear Stearns' fiscal year from a November 30 year-end; or

               (xi) any other event or circumstance that would be reasonably likely to materially adversely affect Bear Stearns' or CalBear's ability to engage in Trades or otherwise perform its obligations under the Transaction Documents.

   7.2    Books and Records.

          (a) Books and Records of Calpine Transaction Parties. The Calpine Transaction Parties shall maintain in good order all Books and Records relating to the CalBear Trades, any Services and the CalBear Business, including general ledgers, risk systems and related data storage, and each Calpine Transaction Party shall retain related written records for a minimum period of seven (7) years and related oral records including tapes in accordance with such Calpine Transaction Party's internal policy and, in each case, as otherwise required by Applicable Law and Regulatory Approvals. Where Books and Records relate to Actions or the settlement of claims arising out of the performance of this Agreement, the other Transaction Documents, or any related documents or agreements, the Calpine Transaction Parties shall maintain such Books and Records until the later of (x) three (3) years after the final resolution of the matter giving rise to the Action or dispute or (y) the end of the retention periods otherwise set forth in this Section 7.2(a).

          (b) Books and Records of CalBear. CalBear shall maintain in good order all Books and Records relating to (i) the CalBear Trades, any Services and the CalBear Business to the extent CalBear (A) produces Books and Records with respect thereto or (B) receives copies of any Books and Records with respect thereto from CMSC and (ii) CalBear Governance Operations, and CalBear shall retain related written records for a minimum period of seven (7) years and related oral records including tapes in accordance with CalBear's internal policy and, in each case, as otherwise required by Applicable Law and Regulatory Approvals. Where Books and Records relate to Actions or the settlement of claims arising out of the performance of this Agreement, the other Transaction Documents, or any related documents or agreements, CMSC, on behalf of CalBear, and CalBear shall maintain such Books and Records until the later of (x) three
(3) years after the final resolution of the matter giving rise to the Action or dispute or (y) the end of the retention periods otherwise set forth in this
Section 7.2(b).

    7.3 Meetings. Representatives of Calpine, the Calpine Transaction Parties, Bear Stearns and/or CalBear shall meet in person or by conference call or video conference at such reasonable times as any of them may request (provided that in no event shall Representatives of any Party or its Affiliates (other than CMSC and CalBear) be required to attend more than two (2) such meetings in any given Month). During such meetings, the Representatives of any Party may provide any information concerning the CalBear Business, the Trades, the Services or the Transaction to the Representatives of any other Party for discussion, and each Party shall provide any other information reasonably related to the CalBear Business, the CalBear Trades or the Transaction that is reasonably requested in advance by the Representatives of any other Party, to the extent the requested information is required to be maintained for or provided to the requesting Party under other provisions of the Transaction Documents and subject to Section 3.9 and confidentiality duties owed to Third Parties.

   7.4 Audits. Each of the Calpine Transaction Parties and CalBear shall comply with the following audit provisions:


          (a) Subject to Section 3.9, Calpine and each Calpine Transaction Party, on the one hand, and Bear Stearns and CalBear, on the other hand, or any of their respective Representatives, has the right, in its sole discretion and at its sole expense and upon at least five (5) Business Days advance notice and during normal working hours, to examine and copy the Books and Records of CalBear or any Calpine Transaction Party, respectively, to the extent necessary to verify compliance with the provisions of this Agreement, the other Transaction Documents, any related documents and agreements and the transactions contemplated hereby and thereby (other than verifying compliance with provisions regarding general financial condition or solvency of Calpine or CES), and the accuracy of any Report or information, daily or Monthly settlement, Payment, charge or computation made or provided pursuant to the provisions of this Agreement, the other Transaction Documents, any related documents and agreements or the transactions contemplated hereby and thereby, the Trades and the Services.

          (b) If any audit conducted under Section 7.4(a) above reveals any inaccuracy in any Report, daily or Monthly settlement or Payment, the necessary adjustments in such settlement and the Payments thereof will be promptly made and this provision shall survive any termination of this Agreement for the purpose of such daily or Monthly settlement and Payment objections. Each Transaction Party shall preserve all applicable records held by it for the time periods set forth in Section 7.2, as applicable, following the termination of this Agreement, or such longer period as may be required by Applicable Law. Information obtained by any Party's Representatives in examining any other Party's applicable Books and Records to verify such settlements, Payments and billings and Gas and Power delivery data shall not be disclosed to Third Parties except as provided in Section 3.9. The audit rights contained in this Section
7.4 shall survive the termination of this Agreement.

          (c) Subject to Section 3.9, Bear Stearns or CalBear shall have the right, in its sole discretion and at its sole expense and during normal working hours, to examine, at any time and from time to time, CES' and/or CMSC's risk management protocols and procedures in a location reasonably determined by CES or CMSC, as applicable, to the extent necessary to verify compliance with the provisions of this Agreement, the other Transaction Documents, any related documents and agreements and the transactions contemplated hereby and thereby, and the accuracy of any Reports, daily or Monthly settlement, Payment, charge or computation made pursuant to the provisions of this Agreement, the other Transaction Documents, any related documents and agreements or the transactions contemplated hereby and thereby, the CalBear Trades or the Services.

   7.5    Availability of Parties.

          Each Calpine Transaction Party and CalBear shall make itself reasonably available to CalBear and the Calpine Transaction Parties, respectively, through telephone, voicemail, e-mail and/or facsimile during normal business hours, and by telephone, mobile telephone and/or pager during non-business hours. CMSC shall make itself available to CalBear through its 24-hour Power trading desk.

                                 ARTICLE VIII.
                 REPRESENTATIONS AND WARRANTIES OF THE PARTIES

          As an inducement to enter into this Agreement, each Party hereby represents and warrants to each other Party, as of the date hereof (other than with respect to CMSC and CalBear) and as of the Effective Date the following:

    8.1 Organization. Such Party is duly organized, validly existing and in good standing as a corporation or other entity under the laws of the state of its organization and has full organizational power and authority to own, lease and operate its Assets and to conduct its business as it is now conducted and presently proposed to be conducted.

    8.2 Authorization. Such Party has the requisite organizational power and authority to, and has taken all organizational action necessary to, execute and deliver this Agreement and each other Transaction Document to which it is or will be a party, to consummate the transactions contemplated hereby and thereby and to perform its obligations contained herein and therein, and no other organizational proceedings on the part of such Party are necessary to authorize this Agreement, each other Transaction Document to which it is or will be a party and the consummation of the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by such Party and is a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors rights generally or (b) general principles of equity, whether considered in a proceeding at law or in equity. Each Transaction Document (other than this Agreement) to which such Party is or will be a party has been or will be duly executed and delivered by such Party, as applicable, and is or will be a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors rights generally or (b) general principles of equity, whether considered in a proceeding at law or in equity.

    8.3 No Similar Business. Neither such Party nor any of its respective Affiliates is currently engaged in any business relationship with any Third Party pursuant to which such Party or its Affiliates, on the one hand, and such

Third Party, on the other hand, engage in any business which, when taken as a whole, would be in violation of Section 3.2.

    8.4 Accuracy of Information Furnished. With respect to such Party and its Affiliates, the information contained in this Agreement, any other Transaction Document, and the exhibits, schedules, certificates, documents, written information or lists attached hereto or thereto or specifically referred to herein or therein that has been delivered by or on behalf of such Party or any of its Affiliates pursuant to this Agreement or any other Transaction Document or otherwise in connection with the transactions contemplated hereby or thereby does not, to the knowledge of such Party, contain any untrue statement of a material fact, or omit to state any material fact that is necessary to make the statements contained herein and therein, taken as a whole, not misleading.

                                  ARTICLE IX.
                   REPRESENTATIONS AND WARRANTIES OF CALPINE

          As an inducement to enter into this Agreement, each of Calpine and the Calpine Transaction Parties hereby represents and warrants to Bear Stearns and CalBear, as of the date hereof (other than with respect to CMSC) and as of the Effective Date, and except as otherwise disclosed in the Calpine SEC Filings, the following:

    9.1 Calpine and Calpine Transaction Parties. Schedule 9.1 lists the name, type of entity and jurisdiction of organization of Calpine and each of the Calpine Transaction Parties. Calpine owns, directly or indirectly, all of the outstanding Equity Securities of each of the Calpine Transaction Parties.

    9.2   No  Conflict  or  Violation.  None  of  the  execution,  delivery  and performance of this Agreement or any other Transaction Documents, the consummation of the transactions contemplated hereby and thereby, compliance with any of the provisions hereof or thereof, the consummation of any CalBear Trades or the provision of the Services, by Calpine or any of the Calpine Transaction Parties will result in (a) a violation of or a conflict with any provision of the Organizational Documents of Calpine or any of the Calpine Transaction Parties, (b) a violation of, a conflict with, a breach of, or a default under (with or without notice or passage of time), the termination or acceleration of the performance required by, or the creation of any right of any party to accelerate, modify, terminate or cancel, any material term or provision of any material Contract to which Calpine or such Calpine Transaction Party is a party or by which any of its Assets are bound, (c) a violation or breach in any material respect of any Applicable Law applicable to Calpine or such Calpine Transaction Party or (d) Calpine or such Calpine Transaction Party being required to obtain any material consent, waiver, agreement, Permit or approval or material authorization of, or material declaration, filing, notice or registration to or with, or material assignment by, any Third Party or Governmental Authority, except, in each case, as set forth on Schedule 9.2.

    9.3 Sufficiency of Assets. The Calpine Transaction Parties own, license, lease or otherwise have a right to use or have contracted for all Assets materially necessary and sufficient for the performance of the Services and their other obligations under the Transaction Documents, and their Assets in the aggregate are materially in such operating condition and repair (subject to normal wear and tear) as is necessary and sufficient for the performance of such Services and obligations.

   9.4 Permits. Except as set forth on Schedule 9.2, the Calpine Transaction Parties have all material Permits necessary for (i) the conduct of their businesses as now being conducted and as proposed to be conducted as contemplated in this Agreement and the other Transaction Documents and (ii) the performance of the Services and their other obligations under the Transaction Documents, and own or possess such Permits free and clear of any material Encumbrances. All such Permits are valid and in full force and effect in all material respects.

    9.5 Litigation. There is no Action pending or, to the knowledge of the Calpine Transaction Parties, threatened in writing against, relating to or affecting Calpine or the Calpine Transaction Parties or any of their properties, rights or Assets (a) that, if pending, involves the risk of criminal liability or, if threatened, could reasonably be expected to involve the risk of criminal liability, (i) for any Calpine Transaction Party or (ii) for Calpine and its Affiliates; provided, in the case of clause (ii), such Action is material to Calpine and its Affiliates, taken as a whole, (b) that relates to the transactions contemplated by this Agreement or by the other Transaction Documents, or (c) with respect to which there is a reasonable likelihood of a determination which would prevent or delay Calpine or any of the Calpine Transaction Parties from consummating the transactions contemplated hereby or by the other Transaction Documents in any material respect or performing any material obligations hereunder or thereunder, in any court or other tribunal or before any arbitrator, mediator, authority or Governmental Authority.

    9.6 Compliance with Law. None of Calpine or the Calpine Transaction Parties has violated any Applicable Laws, and each of Calpine and the Calpine Transaction Parties is in compliance with all Applicable Laws, except to the extent that any such violations or failures to comply, individually or in the aggregate, have not had a Material Adverse Effect on Calpine or any Calpine Transaction Party. None of Calpine or the Calpine Transaction Parties has received any written notice to the effect that, and the Calpine Transaction Parties do not have any knowledge that, (a) any investigation or review by any Governmental Authority related to this Agreement, the other Transaction Documents, the transactions contemplated hereby or thereby, Calpine, the Calpine Transaction Parties, the Services or the CalBear Trades is pending or threatened in writing, or (b) any currently existing circumstances are likely to result in a failure of any of Calpine or the Calpine Transaction Parties to comply with, or a violation by any of Calpine or the Calpine Transaction Parties of, any Applicable Laws, in either case which such failure to comply or violation would be reasonably expected to have a Material Adverse Effect on Calpine or any Calpine Transaction Party.

    9.7 Insurance. The Calpine Transaction Parties have insurance policies, binders or other forms of insurance that provide, and during their term have provided, coverage to the extent and in the manner (a) adequate for the Calpine Transaction Parties and their Assets, businesses and operations and the risks insured against in connection therewith and (b) as may be or may have been required by material Applicable Law and by any material Contracts to which any

Calpine Transaction Party is or has been a party, except, in either case, as would not have a Material Adverse Effect on any Calpine Transaction Party.

    9.8 Adequate Capital. Neither Calpine nor any of the Calpine Transaction Parties is insolvent or will be insolvent after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, as the term insolvent is used in applicable state and federal fraudulent conveyance or transfer laws.

    9.9   SEC Filings; Financial Statements.

          (a) Calpine has filed all registration statements, prospectuses, forms and reports required to be filed by it under the Securities Act or the Exchange Act, as the case may be, since January 1, 2003 (collectively, the "Calpine SEC Filings"). Each Calpine SEC Filing, as amended or supplemented, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, with respect to such Calpine SEC Filing. Each Calpine SEC Filing, as amended or supplemented, if applicable, did not (as so amended or supplemented) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          (b) Except as may be indicated in the notes thereto and, in the case of unaudited quarterly financial statements, except as permitted by Form 10-Q under the Exchange Act, each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Calpine SEC
Filings was prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated, and, at the time such consolidated financial statements were filed and at the time they were amended or supplemented, if applicable, each fairly presented in all material respects the consolidated financial position of Calpine and its subsidiaries as of the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments which did not have a Material Adverse Effect on Calpine).

   9.10   Regulation.

          (a) Neither Calpine nor any of the Calpine Transaction Parties is subject to regulation as an "electric utility company," a "gas utility company" a "public-utility company," or a "holding company," under PUHCA or any regulation promulgated thereunder. Neither Calpine nor any of the Calpine Transaction Parties is subject to material regulatory restrictions under PUHCA (other than Section 9(a)(2) of PUHCA).

          (b) CES and CMSC each have validly issued final orders authorizing CES and CMSC, respectively, to engage in Power sales at wholesale at market-based rates. CES and CMSC are in compliance with all FERC reporting and other requirements generally imposed on entities authorized to engage in wholesale sales of Power at market-based rates, including requirements to file electronic quarterly transaction reports, triennial market-power updates and changes in status, except to the extent that non-compliance could not reasonably be expected to cause a Material Adverse Effect with respect to CES or CMSC.

    9.11 Due Consideration. Calpine and the Calpine Transaction Parties acknowledge that they will generally obtain more favorable terms for Trades through the Transaction than the terms that are currently available to them for similar transactions with Third Parties and Calpine and the Calpine Transaction Parties desire Bear Stearns to provide financial support as part of the Transaction in order to enhance the credit of certain Gas and Power trades made by CalBear and CES and in order to otherwise support certain Gas and Power trading activities of the Calpine Transaction Parties. Calpine and the Calpine Transaction Parties have received due and adequate consideration and fair and equivalent value for their agreements and obligations under this Agreement and the other Transaction Documents as determined in good faith, in each case within the meaning of applicable state and federal fraudulent conveyance laws.

    9.12 Operations of CMSC. CMSC has not taken any action that would have violated Section 4.1(m) of the Agency and Services Agreement had it been subject to such Section 4.1(m) on the Effective Date. Except in connection with the transactions contemplated by the Transaction Documents or the provision of energy related services to CES, CMSC does not have any Contracts with, or Liabilities to, Third Parties or its Affiliates.

    9.13 Material Contracts of CMSC. At least ten (10) days prior to the Effective Date, CMSC has provided to Bear Stearns and CalBear copies of all material Contracts to which CMSC is a party and copies of all Contracts listed on Schedules 4.1(m) to the Agency and Services Agreement.

                                   ARTICLE X.
                 REPRESENTATIONS AND WARRANTIES OF BEAR STEARNS

          As an inducement to enter into this Agreement, each of Bear Stearns and CalBear hereby represents and warrants to Calpine and each of the Calpine Transaction Parties, as of the date hereof (other than with respect to CalBear) and as of the Effective Date, and except as otherwise disclosed in the Bear Stearns SEC Filings, the following:

   10.1 Bear Stearns and CalBear. Schedule 10.1 lists the name, type of entity and jurisdiction of organization of Bear Stearns and CalBear. Bear Stearns owns, directly or indirectly, all of the outstanding Equity Securities of CalBear.

   10.2   No  Conflict  or  Violation.  None  of  the  execution,  delivery  and performance of this Agreement or any other Transaction Documents, the consummation of the transactions contemplated hereby and thereby, compliance with any of the provisions hereof or thereof, or the consummation of any CalBear Trades, by Bear Stearns or CalBear will result in (a) a violation of or a conflict with any provision of the Organizational Documents of Bear Stearns or CalBear, (b) a violation of, a conflict with, a breach of, or a default under (with or without notice or passage of time), the termination or acceleration of the performance required by, or the creation of any right of any party to accelerate, modify, terminate or cancel, any material term or provision of any material Contract to which Bear Stearns or CalBear is a party or by which any of its Assets are bound, (c) a violation or breach in any material respect of any Applicable Law applicable to Bear Stearns or CalBear or (d) subject to compliance with Section 4.1(n) of the Agency and Services Agreement by CMSC,

Bear Stearns or CalBear being required to obtain any material consent, waiver, agreement, Permit or approval or material authorization of, or material declaration, filing, notice or registration to or with, or material assignment by, any Third Party or Governmental Authority, except, in each case, as set forth on Schedule 10.2.

   10.3 Sufficiency of Assets. CalBear owns, licenses, leases or otherwise has a right to use or has contracted for all Assets materially necessary and sufficient for the performance of its obligations under the Transaction
Documents, and its Assets in the aggregate are materially in such operating condition and repair (subject to normal wear and tear) as is necessary and sufficient for the performance of such obligations.

   10.4 Permits. Except as set forth on Schedule 10.2, CalBear has all material Permits necessary for (i) the conduct of its business as now being conducted and as proposed to be conducted as contemplated in this Agreement and the other Transaction Documents and (ii) the performance of its obligations under the Transaction Documents, and owns or possesses such Permits free and clear of any material Encumbrances. All such Permits are valid and in full force and effect in all material respects.

   10.5 Litigation. There is no Action pending or, to the knowledge of CalBear, threatened in writing against, relating to or affecting Bear Stearns or CalBear or any of their properties, rights or Assets (a) that, if pending, involves the risk of criminal liability or, if threatened, could reasonably be expected to involve the risk of criminal liability, (i) for CalBear or (ii) for Bear Stearns and its Affiliates; provided, in the case of clause (ii), such Action is material to Bear Stearns and its Affiliates, taken as a whole, (b) that relates to the transactions contemplated by this Agreement or by the other Transaction Documents, or (c) with respect to which there is a reasonable likelihood of a determination which would prevent or delay Bear Stearns or CalBear from consummating the transactions contemplated hereby or by the other Transaction Documents in any material respect or performing any material obligations hereunder or thereunder, in any court or other tribunal or before any arbitrator, mediator, authority or Governmental Authority.

   10.6 Compliance with Law. Neither Bear Stearns nor CalBear has violated any Applicable Laws, and each of Bear Stearns and CalBear is in compliance with all Applicable Laws, except to the extent that any such violations or failures to comply, individually or in the aggregate, have not had a Material Adverse Effect on Bear Stearns or CalBear. Neither Bear Stearns nor CalBear has received any written notice to the effect that, and CalBear do not have any knowledge that,
(a) any investigation or review by any Governmental Authority related to this Agreement, the other Transaction Documents, the transactions contemplated hereby or thereby, CalBear, Bear Stearns, the Services or the CalBear Trades is pending or threatened in writing, or (b) any currently existing circumstances are likely to result in a failure of Bear Stearns or CalBear to comply with, or a violation by Bear Stearns or CalBear of, any Applicable Laws, in either case which such failure to comply or violation would be reasonably expected to have a Material Adverse Effect on Bear Stearns or CalBear.

   10.7 Insurance. CalBear has insurance policies, binders or other forms of insurance that provide, and during their term have provided, coverage to the extent and in the manner (a) adequate for CalBear and its Assets, businesses and operations and the risks insured against in connection therewith and (b) as may be or may have been required by material Applicable Law and by any material Contracts to which CalBear is or has been a party, except, in either case, as would not have a Material Adverse Effect on CalBear.

   10.8 Adequate Capital. CalBear is not insolvent and will not be insolvent after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, as the term insolvent is used in applicable state and federal fraudulent conveyance or transfer laws.

   10.9   SEC Filings; Financial Statements.

          (a) Bear Stearns has filed all registration statements, prospectuses, forms and reports required to be filed by it under the Securities Act or the Exchange Act, as the case may be, since January 1, 2003 (collectively, the "Bear Stearns SEC Filings"). Each Bear Stearns SEC Filing, as amended or supplemented, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, with respect to such Bear Stearns SEC Filing. Each Bear Stearns SEC Filing, as amended or supplemented, if applicable, did not (as so amended or supplemented) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          (b) Except as may be indicated in the notes thereto and, in the case of unaudited quarterly financial statements, except as permitted by Form 10-Q under the Exchange Act, each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Bear Stearns SEC Filings was prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated, and, at the time such consolidated financial statements were filed and at the time they were amended or supplemented, if applicable, each fairly presented in all material respects the consolidated financial position of Bear Stearns and its subsidiaries as of the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments which did not have a Material Adverse Effect on Bear Stearns).

   10.10  Regulation.

          (a) Neither Bear Stearns nor CalBear is subject to regulation as an "electric utility company," a "gas utility company" a "public-utility company," or a "holding company," under PUHCA or any regulation promulgated thereunder. Neither Bear Stearns nor CalBear is subject to material regulatory restrictions under PUHCA (other than Section 9(a)(2) of PUHCA).

          (b) CalBear has validly issued final orders authorizing CalBear to engage in Power sales at wholesale at market-based rates. CalBear is in compliance with all FERC reporting and other requirements generally imposed on entities authorized to engage in wholesale sales of Power at market-based rates, including requirements to file electronic quarterly transaction reports, triennial market-power updates and changes in status, except to the extent that non-compliance could not reasonably be expected to cause a Material Adverse Effect with respect to CalBear.

   10.11 Operations of CalBear. CalBear has not taken any action that would have violated Section 4.4(f) of the Agency and Services Agreement had it been subject to such Section 4.4(f) on the Effective Date. Except in connection with the transactions contemplated by the Transaction Documents, CalBear does not have any Contracts with, or Liabilities to, Third Parties or its Affiliates.

                                  ARTICLE XI.
                   PRE-EFFECTIVE DATE COVENANTS OF THE PARTIES

          From the date hereof through the Effective Date:

   11.1 Notification of Certain Matters. Calpine and the Calpine Transaction Parties, on the one hand, and Bear Stearns and CalBear, on the other hand, shall promptly following knowledge thereof give notice to each other of (a) the occurrence, or failure to occur, of any event, which occurrence or failure could reasonably be expected to cause any representation or warranty of such Party or any of its Affiliates contained in this Agreement or in any exhibit, schedule, certificate, document or written instrument attached hereto to be untrue or inaccurate in any material respect, (b) any Material Adverse Change with respect to such Party or its Assets or the businesses of such Party, or any development that occurs before the Effective Date (including the commencement of any proceeding relating to the Bankruptcy of any such Party) that has a Material Adverse Effect with respect to such Party or its Assets or business, (c) any Bankruptcy of such Party or any of its Significant Subsidiaries, (d) the failure by such Party to perform any covenant or agreement of such Party set forth in this Agreement or any other Transaction Document, which failure constitutes a material breach of this Agreement or such other Transaction Document; provided that any breach of this clause (d) shall be deemed to be cured upon the cure of the underlying failure to perform, (e) any material notice or other written communication from any Person alleging that the consent of such Person is or may be required in connection with the execution, delivery or performance of this Agreement, any Transaction Document or the transactions contemplated herein and therein, and (f) any material notice or other written communication from any Governmental Authority in connection with this Agreement, any Transaction Document or the transactions contemplated herein and therein; provided, in each case, that such disclosure shall not be deemed to cure, or to relieve any Party of any Liability or obligation with respect to, any breach of or failure to satisfy any representation, warranty, covenant or agreement or to satisfy any condition hereunder.

   11.2 Consents and Commercially Reasonable Efforts. Each of the Transaction Parties covenants and agrees, upon the terms and conditions contained herein, to
(a) cooperate with the other Transaction Parties hereto and to pursue diligently and in good faith and use all commercially reasonable efforts to take, or cause to be taken, all actions necessary, proper or advisable to consummate and make effective the transactions contemplated hereby and by the other Transaction Documents and (b) execute any documents, instruments or conveyances of any kind that may be reasonably necessary or advisable to carry out any of the transactions contemplated hereby and by the other Transaction Documents. Without limiting the generality of the foregoing, each Transaction Party shall use all commercially reasonable best efforts to obtain at the earliest practicable date all consents, approvals, Permits, authorizations, exemptions and waivers from Governmental Authorities and other Persons (including all FERC approvals and authorizations under Section 6.1(c), Section 6.2(c) and Section 6.3) required to be obtained by it and necessary or advisable to authorize, approve or permit the performance by such Transaction Party of its obligations hereunder and under each other agreement and instrument referred to herein or contemplated hereby, including all such consents, approvals, authorizations, exemptions and waivers listed on Schedules 9.2 and 10.2.

   11.3 Other Transaction Documents. On or prior to the Effective Date, the Calpine Transaction Parties and CalBear, respectively, shall enter into the Transaction Documents (other than this Agreement), as applicable, and shall provide each other with original copies thereof.

                                  ARTICLE XII.
                       CONDITIONS TO CALPINE'S OBLIGATIONS

          The obligation of Calpine and each of the Calpine Transaction Parties to perform its obligations under this Agreement that are to be performed from and after the Effective Date and to consummate any transactions contemplated under this Agreement to be consummated on or after the Effective Date are subject to the satisfaction, on or prior to the Effective Date, of each of the following conditions, any of which may be waived by Calpine and the Calpine Transaction Parties:

   12.1 Representations, Warranties and Covenants. All representations and warranties of Bear Stearns and CalBear contained in this Agreement and qualified by the words "material," "Material Adverse Effect," "Material Adverse Change" and similar phrases shall be true and correct in all respects, and all representations and warranties of Bear Stearns and CalBear contained in this Agreement that are not so qualified shall be true and correct in all material respects, in each case, at and as of the date of this Agreement and at and as of the Effective Date, except for those representations and warranties that speak as of a particular date, which shall be true and correct as of such date, and Bear Stearns and CalBear shall have performed and satisfied in all material respects all agreements and covenants required to be performed by it hereunder prior to or on the Effective Date.

   12.2 No Proceedings or Litigation. No Action by any Governmental Authority or any other Person shall have been instituted or threatened in writing for the purpose of enjoining or preventing, or which questions the validity or legality of, the transactions contemplated hereby and by the other Transaction Documents and which could reasonably be expected to damage Calpine or any Calpine Transaction Party materially if Calpine and each Calpine Transaction Party were to perform its obligations that are to be performed hereunder from and after the Effective Date or were to consummate any transactions that are to be consummated hereunder or under any of the other Transaction Documents on or after the Effective Date. Since the date of this Agreement, no Applicable Law shall have been enacted that makes performance of this Agreement or any of the other Transaction Documents by Calpine or any of the Calpine Transaction Parties illegal or otherwise prohibited or that otherwise has a Material Adverse Effect on Calpine or any of the Calpine Transaction Parties.

   12.3 Bankruptcy. Since the date of this Agreement, there shall not have been any Bankruptcy Event with respect to Bear Stearns, CalBear or any Significant Subsidiary of Bear Stearns.

   12.4 Effective Date Deliveries. Calpine and the Calpine Transaction Parties shall have received from Bear Stearns and CalBear, at or prior to the Effective Date, the following:

          (a) a copy of each of the Transaction Documents (other than this Agreement), duly executed by CalBear;

          (b) a certificate executed by an officer of Bear Stearns certifying that, as of the Effective Date, the conditions set forth in Section 12.1 and
Section 12.3 have been satisfied; and

          (c) a certificate of an officer of CalBear, certifying the existence of CalBear and the authority of CalBear to enter into the Transaction Documents to which CalBear is a party, in form reasonably satisfactory to Calpine.

   12.5 Transaction Documents. Each of the Transaction Documents (other than this Agreement) shall have been executed and delivered by each party thereto other than the Calpine Transaction Parties. All of the conditions precedent to the obligations of the parties to each of the Transaction Documents (other than this Agreement) shall have been satisfied or waived by the party or parties for whose benefit they were established.

   12.6 Pre-Formation Transactions. The Pre-Formation Transactions shall have been completed.

   12.7 Corporate Proceedings. All corporate proceedings of Bear Stearns and CalBear that are required in connection with the Pre-Formation Transactions, the Formation Transactions or the transactions contemplated by this Agreement and by the other Transaction Documents shall be reasonably satisfactory in form and substance to Calpine and its counsel.

   12.8   Regulatory Approvals. FERC shall have issued a final order pursuant to
Section 203 of the FPA, not undergoing rehearing or appeal, authorizing the internal reorganization of the upstream ownership of CalBear's predecessor, Arroyo Energy LP, and providing the authorizations required for the provision of the Services by CMSC to CalBear and the provision of energy related services by CMSC to CES.

   12.9 Opinion of Counsel to Bear Stearns. Calpine shall have received (a) opinions, dated as of the Effective Date, in form and substance reasonably satisfactory to Calpine, of Latham & Watkins LLP, internal counsel to Bear Stearns and/or other counsel to Bear Stearns reasonably acceptable to Calpine, with respect to the matters set forth on Schedule 12.9 and (b) copies of any officer's certificates or other certificates, in form and substance reasonably satisfactory to Calpine, referred to in such opinions.

                                 ARTICLE XIII.
                    CONDITIONS TO BEAR STEARNS' OBLIGATIONS

          The obligation of each of Bear Stearns and CalBear to perform its obligations under this Agreement that are to be performed from and after the Effective Date and to consummate any transactions contemplated under this Agreement to be consummated on or after the Effective Date are subject to the satisfaction, on or prior to the Effective Date, of each of the following conditions, any of which may be waived by Bear Stearns and CalBear:

   13.1 Representations, Warranties and Covenants. All representations and warranties of Calpine and of each Calpine Transaction Party contained in this Agreement and qualified by the words "material," "Material Adverse Effect," "Material Adverse Change" and similar phrases shall be true and correct in all respects, and all representations and warranties of Calpine and of each Calpine Transaction Party contained in this Agreement that are not so qualified shall be true and correct in all material respects, in each case, at and as of the date of this Agreement and at and as of the Effective Date, except for those representations and warranties that speak as of a particular date, which shall be true and correct as of such date, and Calpine and each Calpine Transaction Party shall have performed and satisfied in all material respects all agreements and covenants required to be performed by it hereunder prior to or on the Effective Date.

   13.2 No Proceedings or Litigation. No Action by any Governmental Authority or any other Person shall have been instituted or threatened in writing for the purpose of enjoining or preventing, or which questions the validity or legality of, the transactions contemplated hereby and by the other Transaction Documents and which could reasonably be expected to damage Bear Stearns or CalBear materially if each of Bear Stearns and CalBear were to perform its obligations that are to be performed hereunder from and after the Effective Date or were to consummate any transactions that are to be consummated hereunder or under any of the other Transaction Documents on or after the Effective Date. Since the date of this Agreement, no Applicable Law shall have been enacted that makes performance of this Agreement or any of the other Transaction Documents by Bear Stearns or CalBear illegal or otherwise prohibited or that otherwise has a Material Adverse Effect on Bear Stearns or CalBear.

   13.3 Bankruptcy. Since the date of this Agreement, there shall not have been any Bankruptcy Event with respect to Calpine, any of the Calpine Transaction Parties or any Significant Subsidiary of Calpine.

   13.4 Effective Date Deliveries. Bear Stearns and CalBear shall have received from Calpine and the Calpine Transaction Parties, at or prior to the Effective Date, the following:

          (a) a copy of each of the Transaction Documents (other than this Agreement), duly executed by each Calpine Transaction Party that is a party thereto;

          (b) a certificate executed by an officer of Calpine certifying that, as of the Effective Date, the conditions set forth in Section 13.1 and Section
13.3 have been satisfied; and

          (c) a certificate of an officer of each Calpine Transaction Party, certifying the existence of such Calpine Transaction Party, as applicable, and the authority of such Calpine Transaction Party, as applicable, to enter into the Transaction Documents to which such Calpine Transaction Party is a party, in form reasonably satisfactory to Bear Stearns.

   13.5 Transaction Documents. Each of the Transaction Documents (other than this Agreement) shall have been executed and delivered by each party thereto other than CalBear. All of the conditions precedent to the obligations of the parties to each of the Transaction Documents (other than this Agreement) shall have been satisfied or waived by the party or parties for whose benefit they were established.

  13.6 Pre-Formation Transactions. The Pre-Formation Transactions shall have been completed.

   13.7 Corporate Proceedings. All corporate proceedings of Calpine and the Calpine Transaction Parties that are required in connection with the Pre-Formation Transactions, the Formation Transactions or the transactions contemplated by this Agreement and by the other Transaction Documents shall be reasonably satisfactory in form and substance to Bear Stearns and its counsel.

   13.8   Regulatory Approvals. FERC shall have issued a final order pursuant to
Section 203 of the FPA, not undergoing rehearing or appeal, authorizing the internal reorganization of the upstream ownership of CMSC's predecessor, CES Marketing VII, LLC, and providing the authorizations required for the provision of the Services by CMSC to CalBear and the provision of energy related services by CMSC to CES.

   13.9 Opinion of Counsel to Calpine. Bear Stearns shall have received (a) opinions, dated as of the Effective Date, in form and substance reasonably satisfactory to Bear Stearns, of Bracewell & Giuliani LLP, internal counsel to Calpine and/or other counsel to Calpine reasonably acceptable to Bear Stearns, with respect to the matters set forth on Schedule 13.9 and (b) copies of any officer's certificates or other certificates, in form and substance reasonably satisfactory to Bear Stearns, referred to in such opinions.

                                  ARTICLE XIV.
                    CERTAIN ACTIONS AFTER THE EFFECTIVE DATE

          Each of the Parties, with respect to itself only, covenants and agrees with each of the other Parties that from and after the Effective Date:

   14.1 Survival of Representations, etc. The representations and warranties of each Party contained herein shall survive for one (1) year after the date on which such representations and warranties are made, unless another Party notifies such Party prior to such date of any specific claim or claims for alleged breach of any such representation or warranty, in which case such representation or warranty shall survive with respect to such claim until the later of (a) final resolution by settlement, Action or otherwise of any such claim or (b) the end of such one (1) year period. No investigation made by any Party (whether prior to, on or after the date of this Agreement) shall in any way limit the representations and warranties of the Parties. The covenants and agreements of the Parties contained herein shall survive the termination of this


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

Agreement only to the extent expressly set forth herein, including as set forth in Section 16.6(c)(ii).

  14.2    No Conflict or Violation.

          (a) Each of CMSC and CalBear shall operate their businesses in a manner that will not result in (i) a violation of or a conflict with any provision of the Organizational Documents of such Transaction Party or (ii) a violation of or a breach or default under, the termination or acceleration of the performance required by, or the creation of any right of any party to accelerate, modify, terminate or cancel, any material term or provision of any material Contract related to the Transaction to which such Transaction Party is a party or by which any of its material Assets are bound, or (iii) a violation or breach in any material respect of any Applicable Law applicable to such Transaction Party and, in the case of CMSC, applicable to CalBear.

          (b) CES shall operate its businesses with respect to the Trading Master Agreement and this Agreement in a manner that will not result in (i) a violation of or a conflict with any provision of the Organizational Documents of CES or (ii) a violation of or a breach or default under, the termination or acceleration of the performance required by, or the creation of any right of any party to accelerate, modify, terminate or cancel, any material term or provision of any material Contract relating to any Credit Enhancement Trade or the Transaction to which CES is a party or by which any of its material Assets are bound, or (iii) a violation or breach in any material respect of any Applicable Law applicable to CES.

   14.3 Sufficiency of Assets. Each of the Calpine Transaction Parties and CalBear shall continue to own, license, lease or otherwise have a right to use or have contracted for all Assets materially necessary and sufficient for the performance of its obligations under the Transaction Documents, and will maintain its Assets in the aggregate materially in such operating condition and repair (subject to normal wear and tear) as is necessary and sufficient for the performance of such obligations.

   14.4 Permits. Subject to Section 4.1(n) of the Agency and Services Agreement, each of Calpine, the Calpine Transaction Parties, Bear Stearns and CalBear shall maintain and keep in full force and effect all material Permits needed for the performance of its obligations under the Transaction Documents, and each such Party shall continue to own or possess such Permits free and clear of any material Encumbrances.

   14.5 Insurance. Each of the Calpine Transaction Parties and CalBear shall maintain and keep in full force and effect insurance policies, binders or other forms of insurance that provide coverage in connection with its obligations under the Transaction Documents and the Transaction to the extent and in the manner adequate for such Person and its material Assets, businesses and operations and the risks insured against in connection therewith, except as would not have a Material Adverse Effect.

   14.6 Adequate Capital. Each of Calpine, the Calpine Transaction Parties, Bear Stearns and CalBear shall operate and maintain its businesses such that at all times it is not insolvent, as such term is used in applicable state and federal fraudulent conveyance or transfer laws.

   14.7 Further Assurances. The Transaction Parties shall use commercially reasonable efforts to take all actions and to do all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and by the other Transaction Documents. Following the Effective Date, each Transaction Party agrees to execute such documents or instruments and take such actions as may be reasonably requested by the other Transaction Parties, and otherwise cooperate in a reasonable manner with the other Transaction Parties and their respective Affiliates and their respective Representatives in connection with any action that may be necessary, proper or advisable to carry out the provisions hereof or transactions contemplated hereby and by the other Transaction Documents.

   14.8 Litigation Support. In the event and for so long as any Party is actively contesting or defending against any Action or Claim in connection with
(a) any transaction contemplated under this Agreement or the other Transaction Documents or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction involving the CalBear Business, the Trades or the Services, each other Party that is not an Affiliate of such Party, will use reasonable efforts to cooperate with such Party and its counsel in the contest or defense, make available its Representatives, and provide such testimony and access to its Books and Records as shall be reasonably necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification hereunder). The covenant contained in this Section 14.8 shall not apply if Calpine or any Calpine Transaction Party has an adverse Action or Claim against Bear Stearns or CalBear and shall not apply if Bear Stearns or CalBear has an adverse Action or Claim against Calpine or any Calpine Transaction Party, but shall apply equally with respect to any other Transaction Documents and shall not be in lieu of or otherwise limit the indemnification obligations of the Parties pursuant to Article XV hereof.

  14.9    Organizational Documents of CMSC and CalBear.

          (a) Calpine shall not, and shall cause its Affiliates not to, modify the Organizational Documents of CMSC, or any provision thereof, without the prior consent of Bear Stearns, not to be unreasonably withheld.

          (b) Bear Stearns shall not, and shall cause its Affiliates not to, modify the Organizational Documents of CalBear, or any provision thereof, without the prior consent of Calpine, not to be unreasonably withheld.

                                   ARTICLE XV.
                                 INDEMNIFICATION

  15.1    General Indemnification.

          (a) By CMSC and CES.

               (i) Subject to Section 14.1 and the limitations set forth in this
Article XV and Article XVII, the Calpine Transaction Parties, jointly and severally, shall indemnify, save and hold harmless Bear Stearns, CalBear, each of their Affiliates, and each of their respective directors, officers, employees, successors, transferees and assignees (each, a "Bear Stearns Party"), from and against any and all costs, losses, charges, liabilities, obligations, damages, Actions (including response Actions, removal Actions and remedial Actions), judgments, deficiencies, demands, fees, settlements and expenses, including interest, fines, penalties, costs of mitigation and cover (to the extent, but only to the extent, such costs are provided for in the definition of Third Party Losses), attorneys' fees and expenses, all amounts paid in the investigation, defense or settlement of any of the foregoing and costs of enforcing the applicable indemnity (collectively, "Damages") arising out of or resulting from:

                    (A) any untruth, inaccuracy or incorrectness of, or other breach of, any representation or warranty of Calpine or any Calpine Transaction Party in or pursuant to this Agreement or any of the other Transaction Documents;

                    (B) any nonfulfillment, nonperformance, nonobservance or other breach or violation of, or default under, any covenant or agreement made by Calpine or any Calpine Transaction Party in or pursuant to this Agreement or any of the other Transaction Documents;

                    (C) any Misconduct of Calpine or any of the Calpine Transaction Parties or any of their Affiliates or their respective Representatives;

                    (D) any Liability of Calpine, any Calpine Transaction Party or any of their Affiliates for any finder's fee, brokerage fee or commission or similar Payment in connection with the transactions contemplated hereby and by the other Transaction Documents; or

                    (E) any violation of Applicable Law by Calpine or any of the Calpine Transaction Parties or any of their Affiliates or their respective Representatives, in each case to the extent that the Damages to a Bear Stearns Party arose out of or resulted from the transactions contemplated by the Transaction Documents or the fact that Bear Stearns or CalBear are parties to the Transaction Documents; provided that this clause (E) shall not apply to any violations of Applicable Law indemnified under clauses (A), (B) or (C) above or any violations of Applicable Law not indemnified pursuant to such clauses
          (A), (B) or (C) as a result of materiality, knowledge, Material Adverse Effect and similar qualifiers in the applicable provisions of this Agreement and the other Transaction Documents;

(each claim for indemnity by a Bear Stearns Party pursuant to this Section 15.1(a), a "Bear Stearns Claim").

               (ii) The indemnity provided for in this Section 15.1(a) is not limited to Third Party Claims against any Bear Stearns Party, but includes Bear Stearns Claims incurred or sustained by any Bear Stearns Party in the absence of

Third Party Claims. With respect to any Third Party Claims against any Bear Stearns Party covered by the indemnity provided in this Section 15.1(a), such indemnification shall include coverage of any consequential, indirect, special, punitive, exemplary or incidental damages included in such Third Party Claims.

               (iii) The indemnity provided for in this Section 15.1(a) shall not apply to Claims or Damages arising out of or resulting from any nonfulfillment, nonperformance, nonobservance or other breach or violation of or default under, or any Misconduct related to, Soft Covenants, for which the sole and exclusive rights and remedies are described in Clause (a) of Section 17.3 of this Agreement.

               (iv) The indemnity set forth in clauses (A) and (B) of Section 15.1(a)(i) is subject to the following additional limitations:

                    (A) such indemnity shall not apply to Claims or Damages constituting Ordinary Losses, except to the extent such Ordinary Losses are not consequential, indirect, special, punitive, exemplary or incidental Claims or Damages and arise out of or result from (I) any nonfulfillment, nonperformance, nonobservance or other breach or violation of or default under Hard Covenants, (II) Misconduct of Calpine or any Calpine Transaction Party or any other matters indemnified in clauses (C) through (E) above, (III) any nonfulfillment, nonperformance, nonobservance or other breach or violation of or default under any provisions of any Transaction Document arising out of or resulting from the gross negligence of Calpine or any Calpine Transaction Party (except to the extent covered in the definition of "Misconduct" or limited by paragraph (v) below), to the extent that such Ordinary Losses covered under this clause
          (III) incurred in the same Fiscal Year in the aggregate exceed $[*] million (provided that the occurrence of losses or gains on CalBear Trades does not by itself represent the presence or absence of, respectively, gross negligence) or (IV) the failure of Calpine or a Calpine Transaction Party to make any Payment to Bear Stearns or CalBear specifically provided for pursuant to the terms of the Transaction Documents; and

                    (B) such indemnity shall not apply to Claims or Damages constituting Third Party Losses, unless and until such Claims or Damages covered under such indemnity incurred in the same Fiscal Year in the aggregate exceed $[*] million (the "Threshold"), in which case such indemnity shall apply to all such Claims or Damages covered under such indemnity during such Fiscal Year whether or not the same exceed the Threshold, provided that this Section 15.1(a)(iv)(B) shall not apply to Claims or Damages arising out of or resulting from (I) any nonfulfillment, nonperformance, nonobservance or other breach or violation of or default under Hard Covenants, (II) Misconduct of Calpine or any Calpine Transaction Party or any other matters indemnified in clauses (C) through (E) above, (III) the failure of Calpine or a Calpine Transaction Party to make any Payment to Bear

          Stearns or CalBear specifically provided for pursuant to the terms of the Transaction Documents, or (IV) indemnification obligations under
          Section 4.4(e)(iv) of the Agency and Services Agreement.

               (v) No Bear Stearns Party shall have the right to indemnification for any Ordinary Losses resulting from or arising out of the gross negligence of Calpine or any Calpine Transaction Party to the extent that Bear Stearns or CalBear actually knew of such gross negligence and did not promptly, after obtaining such knowledge, inform Calpine or a Calpine Transaction Party of (A) its intent to preserve any claim for indemnification under this Section 15.1(a) with respect to such gross negligence and (B) the facts, events or conditions constituting such gross negligence, to the extent then known.

          (b) By CalBear.

               (i) Subject to Section 14.1 and the limitations set forth in this
Article XV and Article XVII, CalBear shall indemnify, save and hold harmless Calpine, each Calpine Transaction Party, each of their Affiliates, and each of their respective directors, officers, employees, successors, transferees and assignees (each, a "Calpine Party"), from and against any and all Damages arising out of or resulting from:

                    (A) any untruth, inaccuracy or incorrectness of, or other breach of, any representation or warranty of Bear Stearns or CalBear in or pursuant to this Agreement or any of the other Transaction Documents;

                    (B) any nonfulfillment, nonperformance, nonobservance or other breach or violation of, or default under, any covenant or agreement made by Bear Stearns or CalBear in or pursuant to this Agreement or any of the other Transaction Documents;

                    (C) any Misconduct of Bear Stearns or CalBear or any of their Affiliates or their respective Representatives;

                    (D) any Liability of Bear Stearns, CalBear or any of their Affiliates for any finder's fee, brokerage fee or commission or similar Payment in connection with the transactions contemplated hereby and by the other Transaction Documents; or

                    (E) any violation of Applicable Law by CalBear or any of its Affiliates or their respective Representatives, in each case to the extent that the Damages to a Calpine Party arose out of or resulted from the transactions contemplated by the Transaction Documents or the fact that Calpine and the Calpine Transaction Parties are parties to the Transaction Documents; provided that this clause (E) shall not apply to any violations of Applicable Law indemnified under clauses
          (A), (B) or (C) above or any violations of Applicable Law not indemnified pursuant to such clauses (A), (B) or (C) as a result of materiality, knowledge, Material Adverse Effect and similar qualifiers in the applicable provisions of this Agreement and the other Transaction Documents;


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

(each claim for indemnity by a Calpine Party pursuant to this Section 15.1(b), a "Calpine Claim"); provided that in no event shall CalBear be obligated to indemnify any Calpine Party for Damages to the extent such Damages arose out of or resulted from CMSC's performance of or failure to perform any of its obligations as agent or attorney-in-fact for CalBear under the Agency and Services Agreement.

               (ii) The indemnity provided for in this Section 15.1(b) is not limited to Third Party Claims against any Calpine Party, but includes Calpine Claims incurred or sustained by any Calpine Party in the absence of Third Party Claims. With respect to any Third Party Claims against any Calpine Party covered by the indemnity provided in this Section 15.1(b), such indemnification shall include coverage of any consequential, indirect, special, punitive, exemplary or incidental damages included in such Third Party Claims.

               (iii) The indemnity provided for in this Section 15.1(b) shall not apply to Claims or Damages arising out of or resulting from any nonfulfillment, nonperformance, nonobservance or other breach or violation of or default under, or any Misconduct related to, Soft Covenants, for which the sole and exclusive rights and remedies are described in Clause (a) of Section 17.3 of this Agreement.

               (iv) The indemnity set forth in clauses (A) and (B) of Section 15.1(b)(i) is subject to the following additional limitations:

                    (A) such  indemnity  shall not  apply to  Claims or  Damages constituting Ordinary Losses, except to the extent such Ordinary Losses are not consequential, indirect, special, punitive, exemplary or incidental Claims or Damages and arise out of or result from (I) any nonfulfillment, nonperformance, nonobservance or other breach or violation of or default under Hard Covenants, (II) Misconduct of Bear Stearns or CalBear or any other matters indemnified in clauses (C) through (E) above, (III) any nonfulfillment, nonperformance, nonobservance or other breach or violation of or default under any provisions of any Transaction Document arising out of or resulting from the gross negligence of Bear Stearns or CalBear (except to the extent covered in the definition of "Misconduct" or limited by paragraph (v) below), to the extent that such Ordinary Losses covered under this clause (III) incurred in the same Fiscal Year in the aggregate exceed $[*] million or (IV) the failure of Bear Stearns or CalBear to make any Payment to a Calpine Transaction Party specifically provided for pursuant to the terms of the Transaction Documents; and

                    (B) such indemnity shall not apply to Claims or Damages constituting Third Party Losses, unless and until such Claims or Damages covered under such indemnity incurred in the same Fiscal Year in the aggregate exceed the Threshold, in which case such indemnity shall apply to all such Claims or Damages covered under such indemnity during such Fiscal Year whether or not the same exceed the Threshold, provided that this Section 15.1(b)(iv)(B) shall not apply to Claims or Damages arising out of or resulting from (I) any nonfulfillment, nonperformance, nonobservance or other breach or violation of or


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

          default under Hard Covenants, (II) Misconduct of Bear Stearns or CalBear or any other matters indemnified in clauses (C) through (E) above or (III) the failure of Bear Stearns or CalBear to make any Payment to Calpine or any of the Calpine Transaction Parties specifically provided for pursuant to the terms of the Transaction Documents.

               (v) No Calpine Party shall have the right to indemnification for any Ordinary Losses resulting from or arising out of the gross negligence of Bear Stearns or CalBear to the extent that Calpine or any Calpine Transaction Party actually knew of such gross negligence and did not promptly, after obtaining such knowledge, inform Bear Stearns or CalBear of (A) its intent to preserve any claim for indemnification under this Section 15.1(b) with respect to such gross negligence and (B) the facts, events or conditions constituting such gross negligence, to the extent then known.

          (c) Defense of Claims.

               (i)  If  a  Claim  is  to  be  made  by  a  Person   entitled  to
indemnification hereunder (without regard to any thresholds), the Person claiming such indemnification shall give written notice (a "Claim Notice") to the indemnifying Person (A) as soon as practicable after the Person entitled to indemnification becomes aware of any fact, condition or event which may give rise to Damages for which indemnification may be sought under this Section 15.1 and (B) in the case of the assertion of a Claim (whether pursuant to a legal Action or otherwise) or the commencement of any Action by a Third Party other than directors, officers, employees, successors, transferees or assignees of, or other Representatives of, Calpine, any Calpine Transaction Party or their Affiliates or Bear Stearns, CalBear or their Affiliates (together, a "Third Party Claim"), promptly upon receipt of written notice of the Third Party Claim. The failure of any indemnified Person to give timely notice hereunder shall not affect rights to indemnification hereunder, except and only to the extent that the indemnifying Person demonstrates actual prejudice caused by such failure.

               (ii) In the  case of a Third  Party  Claim,  if the  indemnifying
Person shall acknowledge in writing to the indemnified Person that the indemnifying Person shall be obligated to indemnify the indemnified Person under the terms of its indemnity hereunder in connection with such Third Party Claim, then the indemnifying Person shall be entitled and, if it so elects, shall be obligated at its own cost, risk and expense, to participate in or take control of the defense and investigation of such Third Party Claim, and to pursue the defense thereof in good faith by appropriate actions or proceedings promptly taken or instituted and diligently pursued, including to employ and engage attorneys of its own choice reasonably acceptable to the indemnified Person to handle and defend the same, compromise or settle such Third Party Claim subject to Sections 15.1(c)(iii) and 15.1(c)(iv); provided that the indemnifying Person shall not be entitled to take control of the defense or investigation of a Third Party Claim, if (x) the indemnifying Person is also a party to such Third Party Claim and the indemnified Person determined in good faith, upon the advice of outside counsel, that a conflict of interest exists between the indemnified Person and the indemnifying Person with respect to such Third Party Claim, (y) the indemnifying Person fails to demonstrate to the reasonable satisfaction of the indemnified Person its financial capacity to defend such Third Party Claim


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

and provide indemnification with respect to such Third Party Claim or (z) such Third Party Claim is a Claim by a Governmental Authority.

               (iii) In the event the indemnifying Person elects to assume control of the defense and investigation of such Third Party Claim in accordance with Section 15.1(c)(ii), the indemnified Person may, at its own cost and expense, participate in the investigation, trial, and defense of such Third Party Claim; provided that, if (x) the named persons to an Action resulting from such Third Party Claim include both the indemnifying Person and the indemnified Person and the indemnified Person has been advised in writing by counsel that there may be one or more legal defenses available to such indemnified Person that are different from or additional to those available to the indemnifying person or that a conflict of interest exists between the indemnified Person and the indemnifying Person with respect to such Third Party Claim, or (y) such Third Party Claim is a Claim by a Governmental Authority, the indemnified Person shall be entitled, at the indemnifying person's cost, risk and expense, to reasonable fees and disbursements of separate counsel of its own choosing. In the event the indemnifying Person assumes the defense of the Third Party Claim, the indemnifying Person shall keep the indemnified Person reasonably informed of the progress of any such defense, compromise or settlement. The indemnifying Person shall not have the power to compromise or settle such Third Party Claim, except with the written consent of the indemnified Person, such consent not to be unreasonably withheld or delayed (it being understood that the failure of the indemnified Person to give such consent shall not be considered unreasonable in respect of any compromise or settlement that (A) does not include an unconditional release of such indemnified Person from all liabilities arising out of, or that may arise out of, such Third Party Claim or (B) includes a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of such indemnified Person).

               (iv) If the indemnifying Person fails to notify the indemnified Person in writing of its election to assume the defense of such Third Party Claim in accordance with this Section 15.1(c) within ten (10) calendar days after receipt of the Claim Notice, or if the indemnifying person is not permitted to assume the defense of such Third Party Claim in accordance with this Section 15.1(c), the indemnified Person against which such Third Party Claim has been asserted shall have the right to undertake, at the indemnifying Person's cost, risk and expense, the defense, compromise and settlement of such Third Party Claim on behalf of and for the account of the indemnifying Person; provided that the indemnifying Person shall not be liable for costs of settlement of such Third Party Claim if such Third Party Claim is compromised or settled without the written consent of the indemnifying Person (which consent shall not be unreasonably withheld or delayed).

          (d) Loss Calculation.

          The amount of Claims or Damages to which an indemnity provided for in this Section 15.1 applies shall be determined after giving effect to all provisions of the Transaction Documents other than this Section 15.1 the operation of which mitigates or compensates for such Claims or Damages (to the extent such terms are given full force and effect), including (as applicable) any reductions in the Service Fee, Service Fee Return Refund or Bonus Amount


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

payable under the Agency and Services Agreement on account or in respect of such Claims and Damages.

   15.2   Right of Offset.  Each  Party may,  to the extent set forth in Section
3.10 hereof, withhold and set off against any and all amounts due to any other Party any and all amounts as to which the other Party is obligated to indemnify such Party pursuant to any provision of this Article XV.

   15.3 Payment. With respect to Third Party Claims for which indemnification is payable hereunder, the indemnifying Person will pay the indemnified Person promptly after the earlier of (a) the entry of judgment against the indemnified Person and the expiration of any applicable appeal period, (b) the entry of a non-appealable judgment or final appellate decision against the indemnified person, or (c) the execution of any settlement agreement referred to in Section
15.1. Notwithstanding the foregoing, expenses of the indemnified Person for which the indemnifying Person is responsible (including reasonable fees and disbursements of counsel) shall be reimbursed on a current basis by the indemnifying Person.

   15.4   Right to  Indemnification  Not Affected by  Knowledge or  Presumption.

          (a) Except as otherwise specifically provided herein, the right to indemnification based upon breach of representations, warranties, covenants, agreements or obligations will not be affected by any investigation conducted with respect to, or knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Effective Date, whether as a result of disclosure by a Party hereto pursuant to Section 11.1 or otherwise, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant, agreement or obligation.

          (b) The satisfaction of any condition based on the presumed accuracy of any representation or warranty, or on the presumed performance of or compliance with any covenant, agreement or obligation, will not affect the right to indemnification, payment of Damages or other remedy based on such representations, warranties, covenants, agreements and obligations.

                                  ARTICLE XVI.
                     TERM; EVENTS OF DEFAULT AND TERMINATION

   16.1 Term. The term of this Agreement shall commence on the date hereof and, subject to the other provisions of this Agreement, the Liquidation Date shall occur on (a) November 30, 2006, and (b) on each February 28 (or February 29, in the event of a leap year), May 31, August 31 and November 30 thereafter (each three (3) Month period ending on each such date, a "Renewal Period"), unless, in each case, this Agreement is renewed or otherwise stays in effect in accordance with Section 16.2 below. This Agreement shall terminate immediately upon completion of Liquidation (the "Termination Date").

  16.2    Renewal.

          (a) (i) If any Party wishes to renew this Agreement so that it shall continue after the end of the Initial Term through the end of the Renewal Period commencing on December 1, 2006, Calpine or any Calpine Transaction Party, on the


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

one hand, or Bear Stearns or CalBear, on the other hand, shall deliver a notice setting forth the intention of such Party and its Affiliates that are Parties to renew this Agreement (the "Renewal Notice") through the Renewal Period ending February 28, 2007, which Renewal Notice shall be delivered on or before August 31, 2006.

               (ii) If this Agreement has been renewed so that it continues after the end of the Initial Term, and if any Party wishes to renew this Agreement so that it shall continue after the end of the latest Renewal Period for which this Agreement has previously been renewed (the "Latest Renewal Period"), then Calpine or any Calpine Transaction Party, on the one hand, or Bear Stearns or CalBear, on the other hand, shall deliver a Renewal Notice setting forth the intention of such Party and its Affiliates that are Parties to renew this Agreement through the end of the Renewal Period immediately following the Latest Renewal Period, which notice shall be given on or before the day immediately preceding the first day of the Latest Renewal Period.

               (iii) A Renewal Notice may set forth the intention of Calpine or any Calpine Transaction Party, on the one hand, or Bear Stearns or CalBear, on the other hand, to renew this Agreement for any number of Renewal Periods following the end of the Initial Term or the end of the Latest Renewal Period, as applicable (and, in such case, such Renewal Notice shall serve as the Renewal Notice for each such Renewal Period, unless such Renewal Notice is withdrawn with respect to any Renewal Period (and all subsequent Renewal Periods contained in such Renewal Notice, if any) on or prior to the date such Renewal Notice would otherwise be due for such Renewal Period, except as set forth in Section 16.3(a) below), as determined by the Party delivering such notice in its sole discretion. A form of Renewal Notice is attached hereto as Exhibit F. Each Renewal Notice shall be delivered in any manner provided in Section 18.2.

          (b) If both Calpine or any Calpine Transaction Party, on the one hand, and Bear Stearns or CalBear, on the other hand, deliver a Renewal Notice with respect to an Applicable Renewal Period as specified in Section 16.2(a), this Agreement shall continue in full force and effect at least until the end of such Applicable Renewal Period, unless otherwise terminated pursuant to the terms hereof.

          (c) If none of Calpine, any Calpine Transaction Party, Bear Stearns or CalBear delivers a Renewal Notice with respect to an Applicable Renewal Period as specified in Section 16.2(a), the Liquidation Date shall occur at the end of the Initial Term or the end of the Renewal Period immediately preceding such Applicable Renewal Period, as applicable, in accordance with Section 16.6(b)(i).

          (d) If either Calpine or any Calpine Transaction Party, on the one hand, or Bear Stearns or CalBear, on the other hand, delivers a Renewal Notice with respect to an Applicable Renewal Period as specified in Section 16.2(a) (such Party, together with its Affiliates, the "Renewing Parties") but neither of Bear Stearns nor CalBear, on the one hand, or none of Calpine or the Calpine Transaction Parties, on the other hand, respectively, delivers a Renewal Notice with respect to such Applicable Renewal Period (such Parties, together with their Affiliates, the "Non-Renewing Parties"), the Liquidation Date shall occur


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

at the end of the Initial Term or the end of the Renewal Period immediately preceding such Applicable Renewal Period, as applicable, in accordance with
Section 16.6(b)(ii).

  16.3    Certain Matters with Respect to Renewal.

          (a) Notwithstanding anything herein to the contrary, if a Bankruptcy Event has occurred with respect to any Party, neither such Party nor any of its Affiliates that are Parties shall have a right to send any Renewal Notice with respect to any Applicable Renewal Period, unless such Party and all of its Affiliates that are Parties have (i) "assumed", within the meaning of the Bankruptcy Law, this Agreement and the other Transaction Documents prior to such time and (ii) complied with all of their obligations hereunder and under the other Transaction Documents prior to such time.

          (b) Notwithstanding anything herein to the contrary, in no event shall delivery of a Renewal Notice or a renewal of this Agreement in accordance with
Section 16.2 result in, or be deemed to, or cause, the waiver of any rights of the Renewing Parties under this Agreement, the Transaction Documents, or otherwise.

  16.4    Calpine Events of Default.

          The occurrence of any one or more of the following events shall constitute a Calpine Event of Default ("Calpine Event of Default") under this Agreement and the other Transaction Documents:

          (a) the failure by any Calpine Transaction Party to make any Payment required under this Agreement or any of the other Transaction Documents which failure continues unremedied (i) if notice of such failure was given in accordance with the applicable notice provisions by Bear Stearns or CalBear to Calpine or any such Calpine Transaction Party prior to 4:30 p.m. New York City time on a Business Day, at the end of the Business Day following the day such notice was given, or (ii) if notice of such default was given by Bear Stearns or CalBear after 4:30 p.m. New York City time on any Business Day, or on any day that is not a Business Day, at the end of the second (2nd) Business Day following the day such notice was given;

          (b) the failure by Calpine or any Calpine Transaction Party to perform any covenant or agreement of Calpine or such Calpine Transaction Party, respectively, set forth in this Agreement or any other Transaction Document (other than as described in Sections 16.4(a), 16.4(c) and 16.4(d)), which failure constitutes a material breach of this Agreement or such other Transaction Document or would have a Material Adverse Effect on the Transaction, and which failure is not cured within (i) any applicable cure period with respect to such failure set forth in this Agreement or any other Transaction Document, if any, or, (ii) in the event that there is no such applicable cure period with respect to such failure, ten (10) Business Days after notice thereof is given to Calpine or such Calpine Transaction Party, respectively, by Bear Stearns or CalBear in accordance with Section 18.2;

          (c) a Bankruptcy Event shall have occurred with respect to Calpine, a Calpine Transaction Party or a Significant Subsidiary of Calpine; or


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

          (d) any representation or warranty of Calpine or any Calpine Transaction Party hereunder proves to have been incorrect in any material respect as of the date such representation or warranty was made; provided that a Calpine Event of Default shall not arise under this Section 16.4(d) following the expiration of the survival period with respect to such representation or warranty set forth in Section 14.1.

  16.5    Bear Stearns Events of Default.

          The occurrence of any one or more of the following events shall constitute a Bear Stearns Event of Default ("Bear Stearns Event of Default") under this Agreement and the other Transaction Documents:

          (a) the failure by CalBear to make any Payment required under this Agreement or any of the other Transaction Documents which failure continues unremedied (i) if notice of such failure was given in accordance with the applicable notice provisions by Calpine or a Calpine Transaction Party to Bear Stearns or CalBear prior to 4:30 p.m. New York City time on a Business Day, at the end of the Business Day following the day such notice was given, or (ii) if notice of such default was given by Calpine or a Calpine Transaction Party after 4:30 p.m. New York City time on any Business Day, or on any day that is not a Business Day, at the end of the second (2nd) Business Day following the day such notice was given;

          (b) the failure by Bear Stearns or CalBear to perform any covenant or agreement of Bear Stearns or CalBear, respectively, set forth in this Agreement or any other Transaction Document (other than as described in Sections 16.5(a), 16.5(c) and 16.5(d)), which failure constitutes a material breach of this Agreement or such other Transaction Document or would have a Material Adverse Effect on the Transaction, and which failure is not cured within (i) any applicable cure period with respect to such failure set forth in this Agreement or any other Transaction Document, if any, or (ii) in the event that there is no such applicable cure period with respect to such failure, ten (10) Business Days after notice thereof is given to Bear Stearns or CalBear, respectively, by Calpine or a Calpine Transaction Party in accordance with Section 18.2;

          (c) a Bankruptcy Event shall have occurred with respect to Bear Stearns, CalBear or a Significant Subsidiary of Bear Stearns; or

          (d) any representation or warranty of Bear Stearns or CalBear hereunder proves to have been incorrect in any material respect as of the date such representation or warranty was made; provided that a Bear Stearns Event of Default shall not arise under this Section 16.5(d) following the expiration of the survival period with respect to such representation or warranty set forth in
Section 14.1.

   16.6 Termination; Liquidation Date; Transfer of Final Third Party Master Agreements.

          (a) Termination Prior to the Effective Date. This Agreement may be terminated, and the transactions contemplated hereby abandoned, prior to the Effective Date as follows:


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

               (i) by mutual consent of the Parties at any time;

               (ii) by Bear Stearns or CalBear, on the one hand, or Calpine or the Calpine Transaction Parties, on the other hand, upon notice, if the Effective Date shall not have occurred on or before December 31, 2005, except that neither Bear Stearns or CalBear, on the one hand, nor Calpine or the Calpine Transaction Parties, on the other hand, may terminate this Agreement if the failure of the Effective Date to occur is due to the failure of any such Party or its Affiliates to perform in all material respects each of its obligations required to be performed under this Agreement at or prior to the Effective Date;

               (iii) by Bear Stearns or CalBear, upon notice to Calpine or the Calpine Transaction Parties, if an event or events shall occur which render compliance with one or more of the conditions set forth in Article XIII impossible and such condition (or conditions) is not waived by Bear Stearns or CalBear; provided that neither Bear Stearns nor CalBear is in breach in any material respect of its representations, warranties, covenants or agreements contained in this Agreement; or

               (iv) by Calpine or the Calpine Transaction Parties, upon notice to Bear Stearns or CalBear, if an event or events shall occur which render compliance with one or more of the conditions set forth in Article XII impossible, and such condition (or conditions) is not waived by Calpine or the Calpine Transaction Parties, provided that none of Calpine or the Calpine Transaction Parties is in breach in any material respect of its representations, warranties, covenants or agreements contained in this Agreement.

          (b) Liquidation Date and Termination Following the Effective Date. Following the occurrence of the Effective Date, and, subject to the other provisions of this Agreement, this Agreement and the other Transaction Documents shall be automatically terminated, without any further action by any Party, and the transactions contemplated hereby and thereby abandoned, immediately upon completion of Liquidation. The Liquidation Date shall occur and the Liquidation shall commence:

               (i) as determined by mutual consent of the Parties at any time (provided that if none of the Parties delivers a Renewal Notice in accordance with Section 16.2(a) of this Agreement, the Parties shall be deemed to have mutually consented to a Liquidation Date immediately following the end of the Initial Term or the applicable Renewal Period, as applicable);

               (ii) in accordance with Section 16.2(d) of this Agreement, automatically upon the end of the Initial Term or the applicable Renewal Period, as applicable, if only Bear Stearns or CalBear, on the one hand, or Calpine or any Calpine Transaction Party, on the other hand, but not both, delivers a Renewal Notice with respect to the end of the Initial Term or such Renewal Period, as applicable;

               (iii) following the end of the Initial Term, ninety (90) days after the delivery of a Termination Notice by any Party (or, in the event of a delivery of a Termination Notice by Calpine following a breach of Section 3.14(b) by Bear Stearns, on the one hand, or by Bear Stearns following a breach


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

of Section 3.14(a) by Calpine, on the other hand, fifty (50) days after delivery of such Termination Notice); provided that a Termination Notice may not be delivered by any Party if the Liquidation Date has occurred or will occur as a result of non-renewal of this Agreement or an Event of Default, or otherwise in accordance with this Section 16.6(b) (and, for the avoidance of doubt, if a Liquidation Date occurs before the end of the ninety (90) day period following the delivery of a Termination Notice in accordance with this Section 16.6(b), Liquidation shall commence and this Agreement shall terminate in accordance with such Liquidation Date and the applicable Termination Notice shall be of no further force and effect); provided, further, that, in the event of a breach of
Section 3.1 or Section 3.14 by Calpine or a Calpine Transaction Party, on the one hand, or Bear Stearns or CalBear, on the other hand, Bear Stearns or CalBear, on the one hand, or Calpine or any Calpine Transaction Party, on the other hand, may deliver a Termination Notice pursuant to this Section 16.6(b)(iii) at any time following the Effective Date; and provided, further, that if Calpine or any Calpine Transaction Party, on the one hand, and Bear Stearns and CalBear, on the other hand, deliver Termination Notices to each other nearly simultaneously (and in such a manner that it is reasonably unlikely that either Termination Notice was sent following receipt of the other Termination Notice), the Liquidation Date shall occur ninety (90) days after the delivery of such Termination Notices pursuant to Section 16.6(b)(i) and the Parties shall be deemed to have mutually consented to the occurrence of such Liquidation Date;

               (iv) upon a Calpine Event of Default, if so elected by Bear Stearns or CalBear;

               (v) upon a Bear Stearns Event of Default, if so elected by Calpine or a Calpine Transaction Party;

               (vi) automatically, following a termination of any Transaction Document (other than this Agreement) by Calpine or a Calpine Transaction Party in accordance with the terms thereof, unless otherwise agreed by Calpine or a Calpine Transaction Party prior to such time;

               (vii) automatically, following a termination of any Transaction Document (other than this Agreement) by Bear Stearns or CalBear in accordance with the terms thereof, unless otherwise agreed by Bear Stearns or CalBear prior to such time;

               (viii) following a downgrade of the credit rating assigned to Bear Stearns by (i) Standard & Poors Ratings Group below BBB+ or (ii) Moody's Investor Services below Baa1, if terminated in writing by Calpine or a Calpine Transaction Party; or

               (ix) by Bear Stearns or CalBear, following the end of the Initial Term, ninety (90) days after the delivery of a Termination Notice, if the Trading Volume for a calendar year during the term of this Agreement is less than [*]MWh.

          (c) Conduct Of Business Following Liquidation Date; Termination; Survival Following Termination.


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

               (i) Conduct of Business Following Liquidation Date and Termination. Immediately following the occurrence of a Liquidation Date, (1) the Liquidation shall commence and (2) pending completion of the Liquidation and subject to Section 7.1(b) of the Agency and Services Agreement, the Parties shall continue to have the benefit of, and be bound by, their applicable rights and obligations under the Transaction Documents. Following the Termination Date,
(i) Bear Stearns and CalBear shall, or shall cause their Affiliates to, change the name of CalBear to another name not including the phrase "CalBear" and (ii) the Parties shall not, and shall cause their Affiliates not to, transact business under the name "CalBear Energy LP", "CalBear", or any other name containing the word "CalBear" (the "CalBear Name"). Without limitation of the foregoing, as soon as practicable following the Termination Date, but not later than ninety (90) days after such date, the Parties shall, and shall cause their respective Affiliates to, remove and change signage, change and substitute promotional or advertising material in whatever medium, change stationery and packaging and take all such other steps as may be required or appropriate to cease use of the CalBear Name; provided, however, that no Party shall be deemed to have violated this Section 16.6(c)(i) by reason of (i) the appearance of the CalBear Name in or on any equipment, manuals, work sheets, risk policies, operating procedures, other written materials or other Assets of such Party or its Affiliates that are used for internal purposes only in connection with the Transaction or CalBear's business; provided that the such Party and its Affiliates shall endeavor to remove such appearances of the CalBear Name as soon as reasonably practicable in the ordinary course of business, (ii) the appearance of the CalBear Name in or on any Third Party's publications, marketing materials, brochures, instruction sheets, equipment or products that any Party or its Affiliates distributed in the ordinary course of business or in connection with the Transaction or CalBear's business prior to the Termination Date, and that generally are in the public domain, or any other similar uses by any such Third Party over which such Party has no control, or (iii) the use by any Party or its Affiliates of the CalBear Name for purposes of conveying to customers or the general public that the name of CalBear has changed or the change in ownership or historical origins or historical business of CalBear, including the use by any Party or its Affiliates of the CalBear Name in (A) any legally required disclosure, (B) response to any disclosure request made by any Governmental Authority, (C) connection with the defense or prosecution of any Action, (D) connection with any reporting requirements of such Party or its Affiliates under any Applicable Law, and (E) any financial statements, schedules or information.

               (ii) Survival of Certain Obligations Following Termination. Following the Termination Date, all rights and obligations of the Parties under this Agreement shall terminate, except for (i) rights and obligations accrued prior to the Termination Date, including rights and obligations with respect to a breach or violation of or default under any provision of this Agreement that occurred prior to the Termination Date (unless the survival period for such right or obligation has otherwise expired pursuant to Section 14.1), (ii) rights and obligations under Articles IV, Article V, Article XV and Article XVII and Sections 3.2, 3.5, 3.7, 3.8, 3.9, 3.10, 3.11, 3.16, 7.2, 7.4(a), 7.4(b), 14.1,
14.8, this Section  16.6(c),  Section 16.6(d) and Sections 18.1 through 18.4 and
18.6 through 18.20, (iii) rights and obligations under other provisions of this Agreement to the extent the same expressly survive termination of this Agreement, and (iv) rights and obligations under provisions of this Agreement necessary for the operation of effective provisions of the other Transaction Documents that reference such provisions in this Agreement.


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

          (d)  Transfer  of  Final  Third  Party  Master  Agreements   Following
Termination Date.

               (i) Transfer of Final Third Party Master Agreements Following Non-Renewal. In the event that the Liquidation Date occurs pursuant to 16.6(b)(ii) and Calpine and the Calpine Transaction Parties are the Renewing Parties, subject to clause (iv) below, the Renewing Parties shall have the right (but not the obligation), exercisable within two (2) Business Days following the date that the applicable Renewal Notice was due from CalBear, to acquire, or cause any of their respective Affiliates to acquire, for a purchase price of [*], the Third Party Master Agreements to which CalBear is a party at such time (collectively, the "Final Third Party Master Agreements"), in accordance with
Section 16.6(d)(v) (including the last sentence thereof), following completion of Liquidation (the "Non-Renewal Purchase Right"). Calpine or any of the Calpine Transaction Parties may exercise the Non-Renewal Purchase Right by delivering a notice (the "Non-Renewal Purchase Notice") to Bear Stearns or CalBear within such two (2) Business Day period, in any applicable manner provided in Section 18.2, setting forth Calpine's or such Calpine Transaction Party's election to exercise its Non-Renewal Purchase Right. For the avoidance of doubt, in the event that the Liquidation Date occurs pursuant to Section 16.6(b)(ii) after the Non-Renewing Parties fail to deliver a Renewal Notice and if Bear Stearns and CalBear are the Renewing Parties, Bear Stearns and CalBear shall retain the Final Third Party Master Agreements following completion of Liquidation and Calpine and the Calpine Transaction Parties shall not have any right to purchase, or any other right with respect to, the Final Third Party Master Agreements.

               (ii) Transfer of Final Third Party Master Agreements Following Elective Termination. In the event that the Liquidation Date occurs pursuant to
Section  16.6(b)(iii)  or  Section   16.6(b)(ix),   following  delivery  of  the
Termination Notice by an Elective Terminating Party, subject to clause (iv) below, the Elective Non-Terminating Parties shall have the right and the obligation (the "CalBear Termination Option"), exercisable within two (2) Business Days following such delivery of a Termination Notice, to (A) if the Elective Non-Terminating Parties are Calpine and the Calpine Transaction Parties, either (1) elect to acquire the Final Third Party Master Agreements, in accordance with Section 16.6(d)(v) (including the last sentence thereof), for the amount set forth in the applicable Termination Notice (the "Termination Amount") or (2) elect to receive a termination fee in an amount equal to the Termination Amount from CalBear (the "Termination Fee"), or (B) if the Elective Non-Terminating Parties are Bear Stearns and CalBear, to either (1) sell the Final Third Party Master Agreements, in accordance with Section 16.6(d)(v) (including the last sentence thereof), to the Elective Terminating Parties for the Termination Amount or (2) elect to pay the Termination Fee to Elective Terminating Parties (either of clause (A)(1) or (B)(2), a "Termination Purchase Right" and either of clause (A)(2) or (B)(1), a "Termination Sale Right"), in each case following completion of Liquidation. Any Elective Non-Terminating Party shall exercise the CalBear Termination Option by delivering a notice, in any manner provided in Section 18.2, setting forth such Elective Non-Terminating Party's election to exercise either its Termination Purchase Right or its Termination Sale Right within the applicable two (2) Business Day period.

               (iii) Transfer of Final Third Party Master Agreements Following Event of Default or Termination. In the event that the Liquidation Date occurs pursuant to Section 16.6(b)(iv) through (viii), subject to clause (iv) below, the Defaulting Termination Parties shall deliver to the Non-Defaulting Termination Parties, within two (2) Business Days following the occurrence of the Liquidation Date and in any manner provided in Section 18.2, an irrevocable notice (the "Default Termination Notice") setting forth (A) a Termination Amount and (B) a binding offer, irrevocable by its terms for two (2) Business Days following receipt of the Default Termination Notice by the Non-Defaulting
Termination Parties (the "CalBear Default Option"), (1) if the Defaulting Termination Parties are Calpine and the Calpine Transaction Parties, to either
(x) purchase the Final Third Party Master Agreements, in accordance with Section 16.6(d)(v) (including the last sentence thereof), from Bear Stearns and CalBear for the Termination Amount or (y) receive from Bear Stearns and CalBear the Termination Fee, or (2) if the Defaulting Termination Parties are Bear Stearns and CalBear, to either (x) sell the Final Third Party Master Agreements, in accordance with Section 16.6(d)(v) (including the last sentence thereof), to Calpine and the Calpine Transaction Parties for the Termination Amount or (y) pay to Calpine and the Calpine Transaction Parties the Termination Fee (either of clause (1)(x) or (2)(y), a "Default Purchase Right" and either of clause
(1)(y) or (2)(x), a "Default Sale Right"), in each case following completion of Liquidation. Any of the Non-Defaulting Termination Parties shall exercise the CalBear Default Option by delivering a notice, in the manner provided in Section 18.2, setting forth such Non-Defaulting Termination Party's election to exercise either its Default Purchase Right or its Default Sale Right within such two (2) Business Day period. If the Defaulting Termination Parties are Calpine and the Calpine Transaction Parties and the Defaulting Termination Parties fail to (A) deliver the Default Termination Notice or (B) comply with their obligation to purchase Final Third Party Master Agreements following exercise of the Default Sale Right by the Non-Defaulting Termination Parties, CalBear shall retain the Final Third Party Master Agreements following completion of Liquidation and Calpine and the Calpine Transaction Parties shall not have any right to purchase, or any other right with respect to, the Final Third Party Master Agreements. If the Defaulting Termination Parties are Bear Stearns and CalBear and the Defaulting Termination Parties fail to (A) deliver the Default Termination Notice, (B) comply with their obligation to sell Final Third Party Master Agreements following exercise of the Default Purchase Right by the Non-Defaulting Termination Parties, or (C) comply with their obligation to pay the Termination Fee following exercise of the Default Sale Right by the Non-Defaulting Termination Parties, Calpine and the Calpine Transaction Parties shall have the right (but not the obligation), exercisable within ten (10) days following such failure to comply, to purchase for [*], the Final Third Party Master Agreements, in accordance with Section 16.6(d)(v) (including the last sentence thereof), following the completion of Liquidation.

               (iv) Payment of Termination Amount. Promptly following exercise of the Termination Purchase Right, the Termination Sale Right, the Default Purchase Right or the Default Sale Right, as applicable, the Parties responsible for payment of the Termination Amount with respect to such exercise shall pay the Termination Amount in cash by wire transfer of immediately available funds to an account designated by (A) Calpine or a Calpine Transaction Party, in the case of a payment of the Termination Amount by Bear Stearns or CalBear, or (B) Bear Stearns or CalBear, in the case of a payment of the Termination Amount by Calpine or a Calpine Transaction Party.

               (v) Obligation to Transfer Final Third Party Master Agreements. The Parties shall cooperate with each other and take any actions reasonably necessary to cause the consummation of the Non-Renewal Purchase Right and, in the event that the Termination Purchase Right, the Termination Sale Right, the Default Purchase Right or the Default Sale Right requires a transfer of the Final Third Party Master Agreements, the consummation of the Termination Purchase Right, the Termination Sale Right, the Default Purchase Right or the Default Sale Right, as applicable, including by cooperating in obtaining any applicable Regulatory Approvals and any Third Party consents or releases. Notwithstanding anything to the contrary contained in this Section 16.6(d), CalBear shall not be required to transfer any Third Party Master Agreement pursuant to this Section 16.6(d) (A) if and until Calpine or a Calpine Transaction Party has paid the Termination Amount in accordance with Section 16.6(d)(iv) or (B) if such Third Party Master Agreement (1) requires consent to transfer from a Third Party and such consent has not been received by Bear Stearns within one hundred eight (180) days following the exercise by Calpine or any of the Calpine Transaction Parties of their right to purchase, or the exercise by Bear Stearns or CalBear of their right to sell, as applicable, the Final Third Party Master Agreements pursuant to this Section 16.6(d) or (2) does not provide for the unconditional release of Bear Stearns and its Affiliates from any obligation to guarantee or otherwise provide credit support for any transaction under such Third Party Master Agreement, unless such unconditional release of such obligation is received by Bear Stearns within one hundred eight
(180) days following the exercise by Calpine or any of the Calpine Transaction Parties of their right to purchase, or the exercise by Bear Stearns or CalBear of their right to sell, as applicable, the Final Third Party Master Agreements pursuant to this Section 16.6(d). If CalBear is not required to transfer any Third Party Master Agreement as a result of clause (B) in the immediately preceding sentence, (x) each of Bear Stearns and CalBear shall not, and Bear Stearns shall cause its Affiliates not to, following the Termination Date, transact any business pursuant to such Third Party Master Agreement, (y) CalBear shall, following the expiration of any applicable consent and/or release period set forth in the immediately preceding sentence, reasonably promptly terminate such Third Party Master Agreement in accordance with the terms thereof (provided that CalBear shall not be required to terminate any such Third Party Master Agreement in a manner that results in Damages owed by CalBear to a Third Party under such Third Party Master Agreement), and (z) CalBear shall deliver written evidence of such termination to Calpine.

               (vi) Closing of Transfer of Final Third Party Master Agreements. The purchase and sale of the Final Third Party Master Agreements, if any, in accordance with this Section 16.6(d) pursuant to any exercised Non-Renewal Purchase Right, Termination Purchase Right, Termination Sale Right, Default Purchase Right or Default Sale Right, as applicable, shall take place as soon as reasonably practicable, but in any event following the completion of Liquidation and the receipt of any applicable Regulatory Approvals and Third Party consents and releases.

                                 ARTICLE XVII.
                             LIMITATION OF LIABILITY

  17.1    Limitation of Remedies.


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

     NOTWITHSTANDING ANY PROVISION OF THE TRANSACTION DOCUMENTS TO THE CONTRARY, THE RIGHTS, REMEDIES, CLAIMS AND DAMAGES OF CALPINE, THE CALPINE TRANSACTION PARTIES AND THE OTHER CALPINE PARTIES, AND BEAR STEARNS, CALBEAR AND THE OTHER BEAR STEARNS PARTIES (COLLECTIVELY, FOR THE PURPOSES OF THIS ARTICLE XVII, THE "REMEDIAL PARTIES"), IN CONNECTION WITH, ARISING OUT OF, RESULTING FROM OR RELATING OR INCIDENT TO, WHETHER DIRECTLY OR INDIRECTLY, THE TRANSACTION DOCUMENTS, PERFORMANCE OR NONPERFORMANCE UNDER THE TRANSACTION DOCUMENTS, ANY CALPINE EVENT OF DEFAULT OR BEAR STEARNS EVENT OF DEFAULT, ANY MATTER DESCRIBED IN SECTION 15.1, OR ANY OTHER RIGHT OR DUTY RELATED TO ANY OF THE FOREGOING, WHETHER ARISING UNDER CONTACT, TORT, COMMON LAW, STATUTE OR AT LAW OR IN EQUITY, OR RELATED TO ANY FAULT, NEGLIGENCE, GROSS NEGLIGENCE, STRICT LIABILITY, FRAUD OR MISCONDUCT, SHALL BE LIMITED TO THE EXTENT SET FORTH IN THIS ARTICLE XVII (IN ADDITION TO ANY OTHER APPLICABLE LIMITATIONS IN THE TRANSACTION DOCUMENTS).

  17.2    Limitation of Monetary Damages.

          (A) THE INDEMNIFICATION RIGHTS PROVIDED TO THE REMEDIAL PARTIES PURSUANT TO ARTICLE XV OF THIS AGREEMENT AND SECTION 6.3 OF THE TRADING MASTER AGREEMENT, (B) ANY LIQUIDATED DAMAGES EXPRESSLY PROVIDED FOR IN THE TRANSACTION DOCUMENTS, AND (C) ANY OTHER EXPRESS RIGHTS TO RECEIVE PAYMENT OR INTEREST IN THE TRANSACTION DOCUMENTS; SHALL BE THE SOLE AND EXCLUSIVE MONETARY REMEDIES OF THE REMEDIAL PARTIES, IN LIEU OF ANY OTHER RIGHT TO MONETARY DAMAGES.

  17.3    Limitation of Non-Monetary Damages.

          IN THE EVENT THAT MONETARY REMEDIES FOR ANY APPLICABLE BREACH, VIOLATION OR DAMAGE ARE NOT PROVIDED FOR IN SECTION 17.2, THE SOLE AND EXCLUSIVE REMEDIES OF THE REMEDIAL PARTIES SHALL BE (A) TERMINATION OF THIS AGREEMENT AND THE TRANSACTION DOCUMENTS PURSUANT TO THE APPLICABLE PROVISIONS OF SECTION 16.6 OF THIS AGREEMENT OR (B) EQUITABLE REMEDIES TO THE EXTENT AVAILABLE TO THE APPLICABLE REMEDIAL PARTY UNDER THE CIRCUMSTANCES UNDER SECTION 18.15.

  17.4    Limitation of Consequential Damages, Etc.

          EXCEPT WITH RESPECT TO THIRD PARTY CLAIMS IN SECTION  15.1(a)(ii)  AND
SECTION 15.1(b)(ii) OF THIS AGREEMENT AND THE LAST SENTENCE OF SECTION 6.3 OF THE TRADING MASTER AGREEMENT, NONE OF THE REMEDIAL PARTIES SHALL BE LIABLE FOR OR ENTITLED TO ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY OR INCIDENTAL DAMAGES.


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

  17.5    Liability for Acts or Omissions of Other Persons.

          BEAR STEARNS OR CALBEAR SHALL NOT BE DEEMED TO HAVE VIOLATED OR BE IN BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT CONTAINED IN THIS AGREEMENT OR IN ANY OF THE OTHER TRANSACTION DOCUMENTS TO THE EXTENT SUCH VIOLATION OR BREACH RESULTS FROM OR ARISES OUT OF ANY ACT OF CALPINE OR ANY CALPINE TRANSACTION PARTY OR OMISSION BY CALPINE OR ANY CALPINE TRANSACTION
PARTY, IN EACH CASE CONSTITUTING A VIOLATION OR BREACH OF THE TRANSACTION DOCUMENTS. CALPINE OR ANY CALPINE TRANSACTION PARTY SHALL NOT BE DEEMED TO HAVE VIOLATED OR BE IN BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT CONTAINED IN THIS AGREEMENT OR IN ANY OF THE OTHER TRANSACTION DOCUMENTS IF SUCH VIOLATION OR BREACH RESULTS FROM OR ARISES OUT OF ANY ACT OF BEAR STEARNS OR CALBEAR OR OMISSION BY BEAR STEARNS OR CALBEAR, IN EACH CASE CONSTITUTING A VIOLATION OR BREACH OF THE TRANSACTION DOCUMENTS.

  17.6    Survival of Limitations.

          THE LIMITATIONS, RELEASES, WAIVERS AND DISCLAIMERS OF REMEDIES AND LIABILITIES EXPRESSED IN THIS AGREEMENT SHALL SURVIVE TERMINATION OR EXPIRATION OF THE TRANSACTION DOCUMENTS.

                                 ARTICLE XVIII.
                                  MISCELLANEOUS

    8.1 Assignment. Except as provided in Section 3.3 or Section 3.4, as applicable, neither this Agreement nor any of the rights or obligations hereunder may be assigned by Calpine or any Calpine Transaction Party without the prior consent of Bear Stearns and CalBear, or by Bear Stearns or CalBear without the prior consent of Calpine and each Calpine Transaction Party; provided that in the event of an assignment by a Party of this Agreement and all of its rights and obligations hereunder to an Affiliate of such Party, such consent shall not be unreasonably withheld. Except as provided in Section 3.3 or
Section 3.4, as applicable, none of the Transaction Documents other than this Agreement, nor any of the rights or obligations thereunder, may be assigned by any Calpine Transaction Party without the prior consent of Bear Stearns, or by CalBear without the prior consent of Calpine; provided that in the event of an assignment by a Transaction Party of a Transaction Document other than this Agreement and all of its rights and obligations thereunder to an Affiliate of such Party, such consent shall not be unreasonably withheld. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit or obligation hereunder, except as specifically set forth in Section
18.18 hereof.

  18.2    Notices.


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

          All  notices,   consents,   waivers,   requests,   demands  and  other
communications which are required or may be given under this Agreement and:

          (a) concern (i) modifications of this Agreement, including pursuant to
Section  18.8, or (ii) Article XV,  Article XVI (other than Section  16.4(a) and
Section 16.5(a)), or Section 18.4, shall be in writing and shall be deemed to have been duly given in writing when received if personally delivered, or, if sent to the mailing address set forth below with respect to notices delivered pursuant to this Section 18.2(a) for any Party, the Business Day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express);

          (b) concern Payments (other than communications that are given pursuant to Section 18.2(a) and also concern Payments), including Section 16.4(a) or Section 16.5(a), shall be in writing and shall be deemed to have been duly given in writing when transmitted if transmitted (A) to CalBear by telecopy to the notice address set forth below for Bear Stearns or CalBear with respect to notices delivered pursuant to this Section 18.2(b) or (B) to CMSC by electronic mail (including in portable document format by electronic mail) to the notice address set forth below for Calpine or a Calpine Transaction Party with respect to notices delivered pursuant to this Section 18.2(b); and

          (c) concern any matter not specifically addressed in Section 18.2(a) or Section 18.2(b) shall be in writing and shall be deemed to have been duly given in writing when received if personally delivered, or, if sent to the notice address set forth below with respect to notices delivered pursuant to this Section 18.2(c) for any Party, when transmitted if transmitted by electronic mail (including in portable document format by electronic mail);

provided, that, in the case of Section 18.2(b) and Section 18.2(c), if any such communication is transmitted by telecopy or electronic mail, as applicable, after 4:30 p.m. New York City time on any day, or at any time on a day that is not a Business Day, such communication shall be deemed to have been transmitted at 9:00 a.m. New York City time on the following Business Day; and provided, further, that, in the case of Section 18.2(b), if the sender of the electronic mails with respect to such communication receives an "out-of-office" or similar notice with respect thereto from each addressee thereof, such communication shall nonetheless be deemed to be duly given in writing; and provided, further, that, in the case of Section 18.2(b) (except as provided in the immediately preceding proviso) and Section 18.2(c), if all telecopies or electronic mails with respect to such communication are returned to the sender as undeliverable or the sender receives an "out-of-office" or similar notice with respect thereto, such transmission shall not be deemed to be duly given in writing until
(i)  delivered to an alternate  recipient in compliance  with the  provisions of
Section 18.2(b) or Section 18.2(c), as applicable, or (ii) received if personally delivered, or, if sent to the applicable mailing address set forth below with respect to notices delivered pursuant Section 18.2(b) or Section 18.2(c), as applicable, for any Party, the Business Day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express).

          Communications  to Calpine or a Calpine  Transaction Party pursuant to
          Section 18.2(a) shall be addressed to:

               Calpine Corporation
               717 Texas Avenue
               Houston, TX 77002
               Tel: (713) 830-8649
               Fax: (713) 570-4725
               Attention: Andrew Slocum
               E-mail:  aslocum@calpine.com

          In each case, with a copy to:

               Calpine Corporation
               50 West San Fernando Street
               San Jose, CA 95113
               Tel: (408) 792-1226
               Fax: (408) 794-2434
               Attention: Lisa Bodensteiner, Executive Vice President and
                            General Counsel
               E-mail:  lisab@calpine.com

          and with a copy to:

--------------------------------------------------------------------------------
Paul Posoli                              Rodney Malcolm
Executive Vice President                 Senior Vice President
Calpine Corporation                      Calpine Corporation
717 Texas Avenue                         717 Texas Avenue
Houston, TX  77002                       Houston, TX  77002
Tel:  (713) 830-8663                     Tel:  (713) 570-4816
Fax: (713) 570-4725                      Fax: (713) 570-4725
E-mail:  paulp@calpine.com               E-mail:  rodneym@calpine.com
--------------------------------------------------------------------------------

          Communications  to Calpine or a Calpine  Transaction Party pursuant to
Section 18.2(b) shall be addressed to:

--------------------------------------------------------------------------------
Andrew Slocum                            Janet Dixon
Vice President Risk Operations           Calpine Merchant Services Company, Inc.
Calpine Merchant Services Company, Inc.  717 Texas Avenue
717 Texas Avenue                         Houston, TX 77002
Houston, TX 77002                        Tel: (713) 830-8835
Tel: (713) 830-8649                      Fax: (713) 570-4725
Fax: (713) 570-4725                      E-mail:  jdixon@calpine.com
E-mail:  aslocum@calpine.com
--------------------------------------------------------------------------------
Randy Kruger                             Josh Pesikoff
Calpine Merchant Services Company, Inc.  Calpine Merchant Services Company, Inc.
717 Texas Avenue                         717 Texas Avenue
Houston, TX 77002                        Houston, TX 77002
Tel: (713) 570-4811                      Tel: (713) 570-4782
Fax: (713) 570-4725                      Fax: (713) 570-4725
E-mail:  rkruger@calpine.com             E-mail:  jpesikoff@calpine.com
--------------------------------------------------------------------------------


          Communications  to Calpine or a Calpine  Transaction Party pursuant to
Section 18.2(c) shall be addressed to:

--------------------------------------------------------------------------------
Paul Posoli                              Rodney Malcolm
Executive Vice President                 Senior Vice President
Calpine Corporation                      Calpine Corporation
717 Texas Avenue                         717 Texas Avenue
Houston, TX  77002                       Houston, TX  77002
Tel:  (713) 830-8663                     Tel:  (713) 570-4816
Fax: (713) 570-4725                      Fax: (713) 570-4725
E-mail:  paulp@calpine.com               E-mail:  rodneym@calpine.com
--------------------------------------------------------------------------------
Lisa Bodensteiner
Executive Vice President and
General Counsel
Calpine Corporation
50 West San Fernando Street
San Jose, CA 95113
Tel: (408) 792-1226
Fax: (408) 794-2434
E-mail:  lisab@calpine.com
--------------------------------------------------------------------------------


          Communications to Bear Stearns or CalBear pursuant to Section 18.2(a) shall be addressed to:

               The Bear Stearns Companies Inc.
               383 Madison Avenue

               New York, NY  10179
               Tel: (212) 272-4653
               Fax: (212) 272-8976
               Attention:  Andrew Kittell
               E-mail:  akittell@bear.com

          and with a copy to:

               The Bear Stearns Companies Inc.
               383 Madison Avenue
               New York, NY  10179
               Tel: (212) 272-7850
               Fax: (917) 849-1072
               Attention:  Michael Solender, General Counsel
               E-mail:  msolender@bear.com

          and with a copy to:

               Latham & Watkins LLP
               885 Third Avenue
               Suite 1000
               New York, NY  10022
               Tel:(212) 906-1200
               Fax:(212) 751-4864
               Attention:  Steven Della Rocca
               E-mail:  steven.della.rocca@lw.com

          and with a copy to:

--------------------------------------------------------------------------------
Francis Dunleavy                         Eli Wachtel
Senior Managing Director                 Senior Managing Director
Bear, Stearns & Co. Inc.                 Bear, Stearns & Co. Inc.
383 Madison Avenue                       383 Madison Avenue
New York, NY  10179                      New York, NY  10179
Tel: (212) 272-5141                      Tel: (212) 272-4808
Fax: (212) 272-8976                      Fax: (212) 272-5681
E-mail:  fdunleavy@bear.com              E-mail:  ewachtel@bear.com
--------------------------------------------------------------------------------


          Communications to Bear Stearns or CalBear pursuant to Section 18.2(b) shall be addressed to:

--------------------------------------------------------------------------------
Bill Hamilton                            Chip Steppacher
Bear, Stearns & Co. Inc.                 Bear, Stearns & Co. Inc.
383 Madison Avenue                       383 Madison Avenue
New York, NY  10179                      New York, NY  10179

Tel: (212) 272-6918                      Tel: (212) 272-2050
Fax: (212) 272-5921                      Fax: (212) 272-5921
E-mail:  whamilton@bear.com              E-mail:  csteppacher@bear.com
--------------------------------------------------------------------------------
Andrew Kittell                           Brian Anast
Bear, Stearns & Co. Inc.                 Bear, Stearns & Co. Inc.
383 Madison Avenue                       383 Madison Avenue
New York, NY  10179                      New York, NY  10179
Tel: (212) 272-4653                      Tel: (212) 272-4654
Fax: (212) 272-8976                      Fax: (212) 272-8976
E-mail:  akittell@bear.com               E-mail:  banast@bear.com
--------------------------------------------------------------------------------
Kristen Reifsnyder
Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, NY  10179
Tel: (212) 272-6417
Fax: (212) 272-8888
E-mail:  kreifsnyder@bear.com
--------------------------------------------------------------------------------


          Communications to Bear Stearns or CalBear pursuant to Section 18.2(c) shall be addressed to:

--------------------------------------------------------------------------------
Francis Dunleavy                         Eli Wachtel
Senior Managing Director                 Senior Managing Director
Bear, Stearns & Co. Inc.                 Bear, Stearns & Co. Inc.
383 Madison Avenue                       383 Madison Avenue
New York, NY  10179                      New York, NY  10179
Tel: (212) 272-5141                      Tel: (212) 272-4808
Fax: (212) 272-8976                      Fax: (212) 272-5681
E-mail:  fdunleavy@bear.com              E-mail:  ewachtel@bear.com

--------------------------------------------------------------------------------

or, in each case, to such other place and with such other copies as any Party may designate as to itself and its Representatives by notice to the other Parties that are not Affiliates of such Party.

  18.3    Choice of Law; Service of Process; Venue; Jury Trial Waiver.

          (a) Each of the Parties agrees that this Agreement and each of the other Transaction Documents to which it is a party (including any claim or controversy arising out of or relating to this Agreement or such other Transaction Document) shall be construed and interpreted and the rights of the Parties determined in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision, principle or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each of the Parties irrevocably consents to the service of any and all process in any Action arising out of or relating to this Agreement, the other Transaction Documents to which it is a party or the transactions contemplated hereby or thereby by the registered or certified mailing of copies of such process to the addresses of such Party specified in Section 18.2. Each of the Parties consents and voluntarily submits to personal jurisdiction in the State of New York and in the courts in such state located in New York County and the United States District Court for the Southern District of New York in any proceedings arising out of or relating to this Agreement, the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby and, subject to the arbitration provisions set out in Section 18.4, agrees that all claims in respect of any such proceeding may be heard and determined in any such court and that all claims shall, in respect of any such proceeding, be brought, prior to appeal beyond such courts, in such courts. Each Party irrevocably and unconditionally waives and agrees not to plead, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue or the convenience of the forum of any Action with respect to this Agreement, the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, in the United States District Court for the Southern District of New York and the courts of the State of New York located in New York County. Each Party agrees that a final judgment, subject to appeal rights, in any proceeding so brought shall be conclusive and may be enforced by suit on the judgment in any court or in any other manner provided by law or in equity.

          (b) Subject to the arbitration provisions set out in Section 18.4, each of the Parties agrees to commence any proceeding arising out of or relating to this Agreement, the other Transaction Documents to which it is a party or the transactions contemplated hereby or thereby in the United States District Court for the Southern District of New York or the courts of the State of New York located in New York County and that any claims shall, in respect of any such proceeding, initially be brought in such courts.

          (c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

  18.4    Dispute Resolution; Arbitration.

          (a) In an effort to resolve informally and amicably any dispute or Action that might arise between the Parties or their respective Affiliates hereunder or under any of the other Transaction Documents, Calpine or Bear Stearns may by providing notice to the other refer any matter in dispute for resolution to Paul J. Posoli and Francis Dunleavy, respectively. Calpine or Bear Stearns may change the designation of the applicable aforementioned individual established by the previous sentence by notice to Bear Stearns or Calpine, respectively. If settlement is not thereafter reached through their efforts within twenty (20) days following such referral, or such longer time period as the Parties may agree, then any Party may initiate arbitration proceedings as set forth below to resolve the matter.

          (b) Each of the Parties agrees that, notwithstanding anything herein to the contrary, any dispute or Action not otherwise resolved pursuant to
Section 18.4(a) shall be resolved by binding arbitration proceedings in accordance with this Section 18.4. Any dispute not otherwise resolved may be submitted for arbitration hereunder by any Party delivering to the other Parties that are not its Affiliates a notice demanding arbitration of the dispute in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA") then in effect. To the extent that such provisions are not inconsistent with such rules, the remaining provisions of this Section 18.4 shall also apply to such proceedings.

          (c) Each of Calpine and Bear Stearns, within thirty (30) days of delivery of the notice demanding arbitration, shall select an arbitrator (each, a "Party Arbitrator"). The Party Arbitrators shall select, within ten (10) days, one neutral arbitrator, who shall serve as the Chairman ("Chairman") (together with the Party Arbitrators, the "Arbitration Panel"). In the absence of agreement between the Party Arbitrators on selection of the Chairman, the Chairman shall be selected by the AAA.

          (d) No member of the Arbitration Panel may have a direct or indirect interest in any Party or the subject of the arbitration; provided however that each of Calpine and Bear Stearns may communicate ex parte with its respective Party Arbitrator, but not the Chairman.

          (e) The place of the arbitration shall be a place mutually agreed upon by the Parties at a site chosen by the Arbitration Panel or, in the absence of agreement among the Arbitration Panel, at a site chosen by the Chairman; provided, however, that if the Parties are not able to mutually agree upon the place of arbitration, such place shall be New York, New York.

          (f) The Arbitration Panel shall determine the rules of procedure or, in the absence of agreement among the Arbitration Panel, the Federal Rules of Civil Procedure shall govern the procedure for discovery as well as presentation of the evidence. In any event, the Arbitration Panel or, in the absence of agreement among the Arbitration Panel, the Chairman, shall have the right to impose reasonable restrictions on the taking of discovery, including limitations on the number of and length of depositions of witnesses.

          (g) The Arbitration Panel shall render a reasoned decision in writing within thirty (30) days of the close of evidence. Any award issued as a result of such arbitration shall be final and binding between the parties thereto and judgment upon the award rendered by the arbitration panel may be entered, and shall be enforceable, by any Governmental Authority having jurisdiction over the party against whom enforcement is sought.

          (h) During the course of the arbitration, each Party shall pay its and its Affiliates' own fees, costs and expenses (including attorneys' fees) and Calpine, on the one hand, and Bear Stearns, on the other hand, shall each pay one-half of any fees, costs and expenses of the Arbitration Panel; provided, however that the Arbitration Panel shall in no way award damages for any Claim of a type that are not permitted for such Claim under New York law and the provisions of the Transaction Documents or that exceed the limits, if any, on damages afforded by New York law and the provisions of the Transaction Documents, particularly Article XVII.

          (i) Calpine and Bear Stearns may mutually agree, each in their sole discretion, to reduce any time periods specified in this Section 18.4 to resolve any dispute or controversy on an expedited basis.

    18.5 Continued Performance. Each of the Parties agrees that it shall, and shall cause each of its Affiliates that is a Party to, continue to perform under this Agreement and the other Transaction Documents to which it is a party during the pendency of any dispute, arbitration or other Action hereunder or thereunder. For the avoidance of doubt, this Section 18.5 shall not prevent or restrict the termination of, or limit the right of any Party to terminate or the effect of the termination of, this Agreement or any other Transaction Document in accordance with the terms hereof or thereof.

    18.6 Regulatory Event. Any provision of this Agreement or the other Transaction Documents declared or rendered unlawful by any Governmental Authority or deemed unlawful because of a statutory or regulatory change or interpretation (individually or collectively, such events referred to as a "Regulatory Event") will not otherwise affect the remaining lawful obligations that arise under this Agreement and the other Transaction Documents. Further, if a Regulatory Event occurs, the Parties shall use their commercially reasonable efforts to modify this Agreement and the other Transaction Documents, as applicable, in order to give effect to the original intention of the Parties in a manner consistent with the Regulatory Event.

    18.7 Forward Contracts. The Parties acknowledge and agree that all CalBear Trades, other than CalBear Trades with a maturity date less than two days after the date the CalBear Trade is executed, constitute "forward contracts" within the meaning of the United States Bankruptcy Code. The Parties acknowledge and agree that CalBear is a "forward contract merchant" within the meaning of the United States Bankruptcy Code.

    18.8 Effectiveness; Entire Agreement; Amendments and Waivers. This Agreement shall become binding upon each Party hereto when such Party has executed and delivered this Agreement. This Agreement, and all exhibits and schedules hereto, constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties; provided that the forms of agreements attached hereto as exhibits shall be superseded by the copies of such agreements executed and delivered by the respective parties thereto, the execution and delivery of such agreements by the parties thereto to be conclusive evidence of such parties' approval of any modification therein. Except as otherwise expressly set forth in this Agreement, no amendment, supplement, waiver or other modification of this Agreement shall be binding unless agreed in writing by each Party hereto indicating its intention to modify this Agreement; provided that any waiver of a right under this Agreement shall be binding if agreed in writing by the Party against whom enforcement of such waiver is sought. Neither the failure nor any delay by any Party in exercising any right, power or privilege under this Agreement or the other Transaction Documents will operate as a waiver of any right, power or privilege under this Agreement or the other Transaction Documents, and no waiver of any of the provisions of this Agreement or the other Transaction Documents shall be deemed or shall constitute a waiver of any other provision hereof or thereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided in such waiver. In addition, no notice to or demand on one Party will be deemed a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the other Transaction Documents. Notwithstanding the foregoing, (a) Bear Stearns, in its sole discretion, may modify Schedule 3.7(a) in accordance with Section 3.7(a), and (b) Calpine, in its sole discretion, may modify Schedule 3.8(a) in accordance with Section 3.8(a).

    8.9 Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and the signature pages hereto may be delivered by telecopy or other electronic or digital transmission method.

   18.10 Invalidity. In addition to, and not in limitation of, Section 18.6, in the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

    8.11 Titles; Currency; Schedules. The titles, captions or headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless otherwise specified, all references contained in this Agreement or in any other Transaction Document to dollars or "$" will mean United States Dollars. Disclosure of any item in any section or part of this Agreement or the schedules hereto will not constitute disclosure of such item in any other section or part of this Agreement or the schedules hereto, whether or not the existence of the item or its contents should be or is relevant to any other section or part of this Agreement or the schedules, unless such relevance is reasonably apparent on its face.

   18.12 Payments. Unless otherwise specified, all Payment due pursuant to the terms of this Agreement shall be due by 4:00 p.m. New York City time on the date they are due pursuant to the terms hereof.

   18.13 Publicity. No Party shall, and each Party shall cause its Affiliates and their Representatives not to, issue any press release regarding the transactions contemplated hereby or by the other Transaction Documents or consummated hereunder or thereunder without the prior approval of, in the case of Calpine or any Calpine Transaction Party, Bear Stearns, and in the case of Bear Stearns or CalBear, Calpine, in each case such approval not to be unreasonably withheld. Notwithstanding the foregoing, nothing herein shall be deemed to prohibit any Party from making any disclosure which its counsel deems reasonably necessary in order to fulfill such Party's disclosure obligations imposed by Applicable Law; provided that each such Party shall, to the extent reasonably practicable, afford, in the case of Calpine or any Calpine Transaction Party, Bear Stearns, or in the case of Bear Stearns or CalBear, Calpine, the opportunity to review and comment on the proposed disclosure in advance of such issuance; provided, further, that in the event that it is not reasonably practicable, such Party shall provide Bear Stearns or Calpine, as applicable, a copy promptly thereafter. Reference is made to Section 3.5(b) for other agreements with respect to press releases.

  18.14   Fees and Expenses.

          (a) Calpine. Subject to the provisions of Article XV and Section 18.4 hereof, unless otherwise specifically provided in this Agreement or in any other Transaction Document, Calpine and the Calpine Transaction Parties shall pay all of the fees, costs and expenses incurred by Calpine or any Calpine Transaction Party incident to or in connection with the negotiation, preparation, execution and delivery of this Agreement.

          (b) Bear Stearns.  Subject to the provisions of Article XV and Section
18.4 hereof, unless otherwise specifically provided in this Agreement or in any other Transaction Document, Bear Stearns and CalBear shall pay all of the fees, costs and expenses incurred by Bear Stearns or CalBear incident to or in connection with the negotiation, preparation, execution and delivery of this Agreement.

   18.15 Specific Performance; Remedies Cumulative. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement or the other Transaction Documents (other than Soft Covenants), any Party who is or is to be thereby aggrieved will have the right of specific performance and injunctive relief giving effect to its rights under this Agreement and the other Transaction Documents to the extent permitted by Applicable Law. Except as otherwise set forth herein, all rights and remedies under this Agreement and the other Transaction Documents will be cumulative, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

   18.16 Representation of Counsel; Mutual Negotiation. Each Party has been represented by counsel of its choice in negotiating this Agreement. This Agreement shall therefore be deemed to have been negotiated and prepared at the request, direction and construction of each of the Parties, at arm's length, with the advice and participation of counsel, and will be interpreted in accordance with its terms without favor to any Party.

   18.17 Knowledge. Whenever used in this Agreement or any Transaction Documents, "to the knowledge of" or a similar phrase shall mean the actual knowledge of (i) if a specified individual or individuals are referred to in any provision of this Agreement or any Transaction Documents, such individual or individuals, or (ii) if no such individual or individuals are specified, any of the individual Representatives of the applicable Party or its Affiliates listed on Schedule 18.17, in each case after such individuals undertook a reasonable investigation.

   18.18 No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each Party, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, including by way of subrogation, except as specifically set forth in Article XV hereof.

   18.19 Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

   18.20 Force Majeure. In the event of a Force Majeure with respect to a Party, if such Party gives notice and details of the Force Majeure to the other Party or Parties to whom performance is owed as soon as practicable, then the Party claiming the Force Majeure shall be excused from the performance of its obligations to the extent and for the period affected by the Force Majeure. The Party claiming the Force Majeure shall remedy the Force Majeure in a commercially reasonable manner as promptly as possible.

                            [signature page follows]

          IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, all as of the day and year first above written.

                               CALPINE CORPORATION


                               By:   /s/ ERIC PRYOR

                               Name:  Eric Pryor
                                      ------------------------------------------
                               Title: Executive Vice President
                                      ------------------------------------------


                               CALPINE ENERGY SERVICES, L.P.


                               By:    /s/ PAUL POSOLI

                               Name:  Paul Posoli
                                      ------------------------------------------
                               Title: President
                                      ------------------------------------------


                               THE BEAR STEARNS COMPANIES INC.


                               By:    /s/ WARREN J. SPECTOR

                               Name:  Warren J. Spector
                                      ------------------------------------------
                               Title: President, Co-Chief Operating Officer
                                      and Director
                                      ------------------------------------------

                                    EXHIBITS

                                     TO THE

                          MASTER TRANSACTION AGREEMENT

                                    Exhibit A
                                    ---------

                      Form of Agency and Services Agreement

                                    Exhibit B
                                    ---------

                        Form of Trading Master Agreement

                                    Exhibit C
                                    ---------

                        Organizational Documents of CMSC

                                    Exhibit D
                                    ---------

                       Organizational Documents of CalBear

                                    Exhibit E
                                    ---------

                     Form of CMSC and CalBear Signature Page

                                 SIGNATURE PAGE
                                     TO THE
                          MASTER TRANSACTION AGREEMENT

          By execution of this signature page, each of Calpine Merchant Services Company, Inc., a Delaware corporation ("CMSC") and CalBear Energy LP, a Delaware limited partnership ("CalBear"), in accordance with the terms of the Master Transaction Agreement (as defined below), in consideration of the premises, mutual covenants and promises contained in the Master Transaction Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby agrees to become party to, to be bound by the obligations of, and to receive the benefits of, that certain Master Transaction Agreement, dated as of September 7, 2005, by and among Calpine Corporation, a Delaware corporation, Calpine Energy Services, L.P., a Delaware limited partnership, and The Bear Stearns Companies Inc., a Delaware corporation, as modified from time to time thereafter (the "Master Transaction Agreement"), and each of CMSC and CalBear acknowledges and agrees that it shall be "CMSC" or "CalBear", respectively, and a "Party", in each case as defined in the Master Transaction Agreement, for all purposes thereunder.


Dated: [________], 2005


                            [signature page follows]

                                      CALPINE MERCHANT SERVICES COMPANY, INC., a Delaware corporation



                                      By:_______________________________
                                         Name:
                                         Title:


                                      CALBEAR ENERGY LP, a Delaware limited
                                      partnership

                                      By: [________]
                                      Its: General Partner

                                          By: [________]
                                          Its: Managing Member


                                          By:_______________________________
                                             Name:
                                             Title:

                                    Exhibit F
                                    ---------

                             Form of Renewal Notice

                                 RENEWAL NOTICE
                           PURSUANT TO SECTION 16.2(A)
                                     OF THE
                          MASTER TRANSACTION AGREEMENT

          [NAME OF PARTY], together with its Affiliates that are Parties to that certain Master Transaction Agreement (as defined below) hereby deliver this Renewal Notice to [BEAR STEARNS OR CALPINE, AS APPLICABLE] and renew the Master Transaction Agreement pursuant to Section 16.2(a) of the Master Transaction Agreement, for [each of] the Renewal Period(s) commencing:

          [August 31, [____], [____] and [____];]

          [November 30, [____], [____] and [____];]

          [February 28 (or February 29, in the event of a leap year), [____], [____] and [____]; and]

          [May 31, [____],  [____] and [____].]
until the end of [the last] such Renewal Period.

          Capitalized terms used but not defined in this Renewal Notice shall have the meaning given to them in that certain Master Transaction Agreement, dated as of September 7, 2005, by and among Calpine Corporation, a Delaware corporation, Calpine Energy Services, L.P., a Delaware limited partnership, and The Bear Stearns Companies Inc., a Delaware corporation, as modified from time to time thereafter (the "Master Transaction Agreement").

Dated: [________]

                                      [NAME OF PARTY], a [TYPE OF ENTITY]



                                      By:_______________________________
                                         Name:
                                         Title:

                                    SCHEDULES

                                     TO THE

                          MASTER TRANSACTION AGREEMENT

                                 Schedule 1.1(a)
                                 ---------------

                           Calpine Existing Indentures


1. Indenture, dated as of May 16, 1996, as supplemented by the First Supplemental Indenture, dated as of August 1, 2000, and the Second Supplemental Indenture, dated as of April 26, 2004, between the Company and State Street Bank and Trust Company (as successor to Fleet National Bank), as Trustee, relating to $180,000,000 in aggregate principal amount of the Company's 10-1/2% Senior Notes due 2006.

2. Indenture, dated as of July 8, 1997, as supplemented by the First Supplemental Indenture, dated as of September 10, 1997, the Second Supplemental Indenture, dated as of July 31, 2000, and the Third Supplemental Indenture, dated as of April 26, 2004, between the Company and The Bank of New York, as Trustee, relating to $275,000,000 in aggregate principal amount of the Company's 8-3/4% Senior Notes due 2007.

3. Indenture, dated as of March 31, 1998, as supplemented by the First Supplemental Indenture, dated as of July 24, 1998, the Second Supplemental Indenture, dated as of July 31, 2000, and the Third Supplemental Indenture, dated as of April 26, 2004, between the Company and The Bank of New York, as Trustee, relating to $400,000,000 in aggregate principal amount of the Company's 7-7/8% Senior Notes due 2008.

4. Indenture, dated as of March 29, 1999, as supplemented by the First Supplemental Indenture, dated as of July 31, 2000, and the Second Supplemental Indenture, dated as of April 26, 2004, between the Company and The Bank of New York, as Trustee, relating to $250,000,000 in aggregate principal amount of the Company's 7-5/8% Senior Notes due 2006.

5. Indenture, dated as of March 29, 1999, as supplemented by the First Supplemental Indenture, dated as of July 31, 2000, and the Second Supplemental Indenture, dated as of April 26, 2004, between the Company and The Bank of New York, as Trustee, relating to $350,000,000 in aggregate principal amount of the Company's 7-3/4% Senior Notes due 2009.

6. Indenture, dated as of August 10, 2000, as supplemented by the First Supplemental Indenture, dated as of September 28, 2000 and the Second Supplemental Indenture, dated as of September 30, 2004, between the Company and Wilmington Trust Company, as Trustee, relating to $250,000,000 in aggregate principal amount of the Company's 8-1/4% Senior Notes due 2005, $750,000,000 in aggregate principal amount of the Company's 8-5/8% Senior Notes due 2010, $2,000,000,000 in aggregate principal amount of the Company's 8-1/2% Senior Notes due 2011, $1,200,000,000 in aggregate principal amount of the Company's 4% Convertible Senior Notes due 2006 and $725,000,000 in aggregate principal amount of the Company's Contingent Convertible Notes due 2014.

7. Amended and Restated Indenture, dated as of March 12, 2004, between the Company and Wilmington Trust Company, as Trustee, relating to $900,000,000 in aggregate principal amount of the Company's 4.75% Contingent Senior Notes due 2023.

8. Indenture, dated as of July 16, 2003, between the Company and Wilmington Trust Company, as Trustee, relating to $500,000,000 in aggregate principal amount of the Company's Second Priority Senior Secured Floating Rate Notes due 2007.

9. Indenture, dated as of July 16, 2003, between the Company and Wilmington Trust Company, as Trustee, relating to $1,150,000,000 in aggregate principal amount of the Company's 8.500% Second Priority Senior Secured Notes due 2010.

10. Indenture, dated as of July 16, 2003, between the Company and Wilmington Trust Company, as Trustee, relating to $1,150,000,000 in aggregate principal amount of the Company's 8.750% Second Priority Senior Secured Notes due 2013.

11. Indenture, dated as of November 18, 2003, between the Company and Wilmington Trust Company, as Trustee, relating to $400,000,000 in aggregate principal amount of the Company's 9.875% Second Priority Senior Secured Notes due 2011.

12. Indenture, dated as of September 30, 2004, between the Company and Wilmington Trust Company, as Trustee, relating to $785,000,000 in aggregate principal amount of the Company's 9.625% First Priority Senior Secured Notes due 2014.

                                 Schedule 1.1(b)
                                 ---------------

                         Calpine Restricted Transferees

[*] and their respective Affiliates.

                                 Schedule 1.1(c)
                                 ---------------

                       Bear Stearns Restricted Transferees


[*] and their respective Affiliates.

                                 Schedule 1.1(d)
                                 ---------------

                        Calpine Significant Subsidiaries

Calpine Generating Company, LLC
Calpine Power Company
Calpine Central, Inc.

                      Bear Stearns Significant Subsidiaries

Bear, Stearns & Co. Inc.
Bear, Stearns Securities International Limited
Bear, Stearns International Limited

                                 Schedule 3.7(a)
                                 ---------------

                            Employees of Bear Stearns

[*]

                                 Schedule 3.8(a)
                                 ---------------

                              Employees of Calpine

[*]

                                  Schedule 9.1
                                  ------------

                     Calpine and Calpine Transaction Parties


Name                           Type of Entity       Jurisdiction of Organization
Calpine Corporation            Corporation          Delaware
CES Marketing VII, LLC         Limited Liability    Delaware
(to be known as Calpine        Company
Merchant Services
Company, Inc.)
Calpine Energy Services, L.P.  Limited Partnership  Delaware

                                  Schedule 9.2
                                  ------------

                   Calpine Conflicts, Violations and Consents


Any notice filings or other approvals, as needed under the FPA, for CMSC to receive FERC approval under Section 203 of the FPA for the performance of the Services by CMSC in accordance with CalBear's FERC-jurisdictional rate schedules, for the provision of energy related services by CMSC to CES, for the transfer of interests in CMSC's predecessor, CES Marketing VII, LLC, among Affiliates of Calpine, and for the name change from CES Marketing VII, LLC to Calpine Merchant Services Company, Inc. and any other notice filings or other approvals required under the FPA.

Any material consent, waiver, agreement, Permit or approval or authorization of, or material declaration, filing, notice or registration to or with, or material assignment by, any Person or Governmental Authority, that may be required in connection with any specific CalBear Trade, including any RTO registrations.

                                  Schedule 10.1
                                  -------------

                            Bear Stearns and CalBear


Name                           Type of Entity       Jurisdiction of Organization
The Bear Stearns
 Companies Inc.                Corporation          Delaware
Arroyo Energy LP               Limited partnership  Delaware
(to be known as CalBear
Energy LP)

                                  Schedule 10.2
                                  -------------

                 Bear Stearns Conflicts, Violations and Consents


Any notice filings or other approvals, as needed under the FPA, for CalBear to receive FERC approval under Section 203 of the FPA for the performance of the Services by CMSC in accordance with CalBear's FERC-jurisdictional rate schedules, for the transfer of interests in CalBear's predecessor, Arroyo Energy LP, among Affiliates of Bear Stearns, and for the name change from Arroyo Energy LP to CalBear Energy LP and any other notice filings or other approvals required under the FPA.

Any material consent, waiver, agreement, Permit or approval or authorization of, or material declaration, filing, notice or registration to or with, or material assignment by, any Person or Governmental Authority, that may be required in connection with any specific CalBear Trade, including any RTO registrations.

                                  Schedule 12.9
                                  -------------

                       Opinions of Counsel to Bear Stearns




[*]

                                  Schedule 13.9
                                  -------------

                         Opinions of Counsel to Calpine




[*]

                                 Schedule 18.17
                                 --------------

                                    Knowledge



Representatives of Bear Stearns and CalBear

[*]

Representatives of Calpine, CMSC and CES

[*]